#242485462_v4 SEVENTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT This SEVENTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT (this "Amendment") is dated as of March 28, 2024, and is by and among MUELLER WATER PRODUCTS, INC., a Delaware corporation (the "Company"), each of the Subsidiaries of the Company identified as Borrowers on the signature pages hereof (such Subsidiaries, together with the Company, "Borrowers"), the Lenders identified on the signature pages hereof, and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in that capacity, the "Administrative Agent") and as Swing Line Lender and an L/C Issuer. RECITALS: WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of August 26, 2010 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"); WHEREAS, the Borrowers and the Administrative Agent are parties to that certain Amended and Restated Security Agreement dated as of July 30, 2020 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Security Agreement”); WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend certain terms and provisions of the Existing Credit Agreement and Existing Security Agreement as set forth herein; and WHEREAS, the Lenders and the Administrative Agent are willing to amend the Existing Credit Agreement and Existing Security Agreement on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE I DEFINITIONS SECTION 1.01 Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Amended Credit Agreement (as defined below). SECTION 1.02 Other Interpretive Provisions. The rules of construction in Article I of the Amended Credit Agreement shall be equally applicable to this Amendment. ARTICLE II AMENDMENTS SECTION 2.01 Existing Credit Agreement. Effective as of the Seventh Amendment Effective Date (as defined below), (a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the

#242485462_v4 2 double-underlined text (indicated textually in the same manner as the following example: double- underlined text), each as set forth in the pages of a conformed copy of the Credit Agreement attached as Exhibit A hereto (the Existing Credit Agreement, as amended hereby, being referred to as the "Amended Credit Agreement" and the Amended Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time hereafter, the "Credit Agreement"), and (b) Schedules 1.02, 2.01, 3.04, 5.01, and 6.13(a) to the Existing Credit Agreement are hereby amended and restated in their entirety by replacing such Schedules with the Schedules attached as Exhibit B hereto (the “Amended Schedules to Credit Agreement”). SECTION 2.02 Existing Security Agreement. Effective as of the Seventh Amendment Effective Date, Schedule 3 to the Existing Security Agreement is hereby amended and restated in its entirety by replacing such Schedule with the Schedule attached as Exhibit C hereto (the “Amended Schedule to Security Agreement”; the Existing Security Agreement, as amended hereby and as it may be amended, restated, supplemented or otherwise modified from time to time hereafter, the "Security Agreement"). SECTION 2.03 No Novation. The execution and delivery of this Amendment shall not constitute a novation or termination of the Existing Credit Agreement or the Existing Security Agreement or of the credit facility or any other Loan Document thereunder or in respect thereof. Notwithstanding that the cover page of the Credit Agreement is dated "as of August 26, 2010" and Section 5.01 of the Credit Agreement attached hereto contains conditions which were applicable to the initial Closing Date of August 26, 2010, the changes to the Existing Credit Agreement effected by this Amendment shall be effective as of the satisfaction to the conditions to effectiveness set forth in Article IV of this Amendment. The signature pages to the Credit Agreement may be omitted or modified, however to reflect the parties to the Credit Agreement, and the execution and delivery of this Amendment shall be deemed to be an execution and delivery of the Credit Agreement. SECTION 2.04 Assignments and Allocations. (a) Simultaneously with the Seventh Amendment Effective Date, the parties hereby agree that the Revolving Credit Commitment of each of the Lenders under the Credit Agreement shall be as set forth in Schedule 2.01 (as amended hereby), the outstanding amount of the Loans (as defined in and under the Credit Agreement, without giving effect to any Borrowings of Loans under the Credit Agreement on the Seventh Amendment Effective Date, but after giving effect to any repayment or reduction thereof with the proceeds of any applicable sources) shall be reallocated in accordance with such Revolving Credit Commitments and the requisite assignments shall be deemed to be made in such amounts by and between the Lenders and from each Lender to each other Lender (including to Lenders who increase their Commitments in connection with this Amendment), with the same force and effect as if such assignments were evidenced by applicable Assignment and Assumptions (as defined in the Credit Agreement) under the Credit Agreement but without the payment of any related assignment fee, and no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which requirements are hereby waived). (b) On the Seventh Amendment Effective Date, the Lenders shall make full cash settlement with one another, in each case through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Revolving Credit Commitments, such that after giving effect to such settlements, each Lender’s Pro Rata Share of the Revolving Credit Commitments equals (with customary rounding) its Pro Rata Share of the outstanding amount of all Loans. (c) Each of the parties hereto hereby acknowledges and agrees that, in connection with the closing of this Amendment and simultaneously with the Seventh Amendment Effective Date, the

#242485462_v4 3 outstanding principal amount of the Loans, together with all accrued and unpaid interest, fees, and other charges, owed to Goldman Sacks Bank USA (“Goldman”) under the Credit Agreement and the other Loan Documents shall be repaid in full, the Revolving Credit Commitment of Goldman shall automatically terminate, and Goldman shall cease to be a Lender under the Credit Agreement and the other Loan Documents. ARTICLE III REPRESENTATIONS AND WARRANTIES In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, each Borrower hereby represents to the Administrative Agent and the Lenders as of the date hereof as follows: SECTION 3.01 Authorization. Such Borrower is duly authorized to execute and deliver this Amendment and is duly authorized to perform its obligations under the Credit Agreement and the other Loan Documents to which it is a party. SECTION 3.02 No Contravention. The execution and delivery of this Amendment by such Borrower does not and will not (i) contravene the terms of the Organization Documents of such Borrower; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (x) any Contractual Obligation to which such Borrower is a party (other than Liens created under the Loan Documents in favor of the Administrative Agent for the ratable benefit of the Secured Parties (as defined in the Security Agreement) or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject; or (iii) violate any applicable Law. SECTION 3.03 Binding Effect. This Amendment is a legal, valid, and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws relating to or affecting the rights and remedies of creditors or by general equitable principles. SECTION 3.04 Credit Agreement Representations. As of the Seventh Amendment Effective Date and after giving effect to this Amendment, the representations and warranties of the Company and each other Borrower contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the Seventh Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement. SECTION 3.05 Credit Agreement Covenants. As of the Seventh Amendment Effective Date and after giving effect to this Amendment, each Borrower has complied with and is in compliance with all of the covenants set forth in the Credit Agreement, including those set forth in Article VII and Article VIII of the Credit Agreement. SECTION 3.06 No Default. As of the Seventh Amendment Effective Date, both immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result herefrom.

#242485462_v4 4 ARTICLE IV CONDITIONS PRECEDENT SECTION 4.01 Conditions to Effectiveness. This Amendment shall become effective on the date each of the following conditions shall have been satisfied in form and substance satisfactory to the Administrative Agent and the Lenders (such date, the "Seventh Amendment Effective Date"): (a) The Administrative Agent shall have received all of the following documents, each of which shall be originals, facsimiles or other electronic transmission (in the case of facsimiles or other electronic transmission followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Borrower, each dated the Seventh Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Seventh Amendment Effective Date) and, each in form and substance satisfactory to the Administrative Agent and its legal counsel: (i) counterparts of this Amendment executed by each Borrower, the Administrative Agent, and all of the Lenders; (ii) such certificates of resolutions or other action, incumbency certificates (including specimen signatures), and/or other certificates of Responsible Officers of each Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Borrower is a party; (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Borrower is duly organized or formed, and that each Borrower is validly existing, and in good standing in its jurisdiction of organization, including certified copies of each Borrower’s Organization Documents, and stockholders’ agreements, if any; (iv) a favorable opinion of Bryan Cave Leighton Paisner LLP, special counsel to the Borrowers, addressed to the Administrative Agent and each Lender, as to the matters concerning the Borrowers and the Loan Documents as the Administrative Agent may reasonably request; (v) a certificate signed by any financial officer of the Company that is a Responsible Officer certifying that, after giving effect to the entering into of this Amendment on the Seventh Amendment Effective Date, the Company and its Subsidiaries, measured on a consolidated basis, are Solvent; (vi) Uniform Commercial Code search results with respect to each of the Loan Parties showing only those Liens as are permitted under the Credit Agreement; and (vii) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Lenders may reasonably require. (b) The representations and warranties of the Company and each other Borrower contained in Article III hereof shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such date. (c) Any fees required to be paid on or before the Seventh Amendment Effective Date pursuant to any fee letter delivered to the Administrative Agent or any Lender in connection with this Amendment shall have been paid.

#242485462_v4 5 (d) Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced at least three Business Days prior to the Seventh Amendment Effective Date, plus such additional amounts of such reasonable fees, charges and disbursements as shall constitute its reasonable estimate of such reasonable fees, charges and disbursements incurred or to be incurred by it through the closing proceedings of this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent). (e) No order, injunction or judgment has been entered into prohibiting the closing of this Amendment. (f) The Administrative Agent and each Lender shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering laws, rules and regulations, including a Beneficial Ownership Certificate if required, or otherwise under the Patriot Act and requested at least five (5) Business Days prior to the Seventh Amendment Effective Date. For purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Seventh Amendment Effective Date specifying its objection thereto. The Administrative Agent’s delivery to the Company of a copy of this Amendment executed by all necessary parties described in Section 4.01(a)(i) shall be deemed evidence that the Seventh Amendment Effective Date has occurred. ARTICLE V MISCELLANEOUS SECTION 5.01 Governing Law. This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York and shall be further subject to the provisions of Sections 11.14 and 11.15 of the Credit Agreement. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision. SECTION 5.02 Binding Effect. On and after the Seventh Amendment Effective Date, this Amendment shall bind the Administrative Agent, the Lenders, and Borrowers and their respective successors and assigns, and will inure to the benefit of the Administrative Agent, the Lenders, and Borrowers and the successors and assigns of the Administrative Agent and each Lender. SECTION 5.03 Ratification. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes, and binds themselves to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Credit Agreement (including all amendments and waivers thereof executed prior to the date hereof) and the other Loan Documents (including the granting of any Liens for the benefit of the Administrative Agent and the Lenders). SECTION 5.04 Loan Document; Expenses. This Amendment is a Loan Document. Each Borrower acknowledges that the Administrative Agent’s costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment shall be paid by Borrowers pursuant to Section 11.04 of the Credit Agreement.

#242485462_v4 6 SECTION 5.05 Counterparts; Execution. The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. SECTION 5.06 Further Assurances. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment. SECTION 5.07 No Waivers. Except as expressly set forth herein (including Exhibit A hereto), the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, the Security Agreement or any other Loan Document, nor shall it constitute a waiver of any Default or Event of Default, nor shall it alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents. Except as expressly amended herein, the Credit Agreement, the Security Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement or the Security Agreement, as applicable, the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto" and words of similar import shall mean, from and after the date hereof, the Existing Credit Agreement or the Existing Security Agreement, as applicable and in each case, as amended hereby and as it may be amended, restated, supplemented or otherwise modified from time to time hereafter in accordance with its terms. SECTION 5.08 Section Captions. Section captions used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment. SECTION 5.09 Release. (a) In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives (each Loan Party and all such other Persons being hereinafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Administrative Agent and the Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in any way related to or in connection with the Credit Agreement, the Security Agreement or any of the other Loan Documents or transactions thereunder or related thereto. (b) Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

#242485462_v4 7 (c) Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. [Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written. BORROWERS: MUELLER WATER PRODUCTS, INC. CAM VALVES AND AUTOMATION, LLC ECHOLOGICS, LLC HENRY PRATT COMPANY, LLC JAMES JONES COMPANY, LLC MUELLER CO. LLC MUELLER GROUP, LLC MUELLER INTERNATIONAL, LLC MUELLER PRODUCTS AND SOLUTIONS, LLC MUELLER PROPERTY HOLDINGS, LLC MUELLER SERVICE CALIFORNIA, INC. MUELLER SERVICE CO., LLC MUELLER SYSTEMS, LLC OSP,LLC U.S.PIPEV~T,LLC By: {h__:____~ Name: Steven S. Heinrichs Title: Executive Vice President, Chief Financial Officer and Chief Legal and Compliance Officer of the Company; President of Mueller Group, LLC, Mueller International, LLC, Mueller Property Holdings, LLC, Mueller Service California, Inc., Mueller Service Co., LLC, OSP, LLC, and Mueller Products and Solutions, LLC; and Chief Financial Officer and Chief Legal Officer of CAM Valves and Automation, LLC, Echologics, LLC, Henry Pratt Company, LLC, James Jones Company, LLC, Mueller Co. LLC, Mueller Systems, LLC, and U.S. Pipe Valve & Hydrant, LLC SEVENTH AMENDMENT TO CREDIT AGREEMENT Signature Page

SEVENTH AMENDMENT TO CREDIT AGREEMENT Signature Page TRUIST BANK, as a Lender By: Name: Title: Cathleen Marston Vice President

SEVENTH AMENDMENT TO CREDIT AGREEMENT Signature Page TD BANK, N.A., as a Lender By: Name: Title: Jennifer Visconti Vice President

SEVENTH AMENDMENT TO CREDIT AGREEMENT Exhibit A #242485462_v4 EXHIBIT A Credit Agreement See attached.

Exhibit A to Seventh Amendment CREDIT AGREEMENT dated as of August 26, 2010, as amended by First Amendment to Credit Agreement dated as of December 18, 2012, Second Amendment to Credit Agreement dated as of November 25, 2014, Third Amendment to Credit Agreement dated as of July 13, 2016, Fourth Amendment to Credit Agreement dated as of January 6, 2017, Fifth Amendment to Credit Agreement dated as of July 30, 2020, Sixth Amendment to Credit Agreement dated as of April 5, 2023 and, Limited Waiver Agreement dated as of December 11, 2023 and Seventh Amendment to Credit Agreement and First Amendment to Amended and Restated Security Agreement dated as of March 28, 2024 among MUELLER WATER PRODUCTS, INC. and EACH OF ITS BORROWING SUBSIDIARIES PARTY HERETO, each as a Borrower, CERTAIN FINANCIAL INSTITUTIONS, as Lenders, and BANK OF AMERICA, N.A., as Administrative Agent BofA SECURITIES, INC., JPMORGAN CHASE BANK, N.A., SUNTRUST ROBINSON HUMPHREYTRUIST SECURITIES, INC., and TD BANK, N.A., as Joint Lead Arrangers and Joint Bookrunners #500021837_v16

TABLE OF CONTENTS Section Page ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms 1 1.02 Other Interpretive Provisions 4142 1.03 Accounting Terms 42 1.04 Uniform Commercial Code 43 1.05 Rounding 43 1.06 Times of Day; Rates 4344 1.07 Letter of Credit Amounts 44 1.08 Exchange Rates; Currency Equivalents 44 1.09 Additional Alternative Currencies 44 1.10 Change of Currency 4544 ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 Borrower Agent 45 2.02 Revolving Loans 45 2.03 Borrowings, Conversions and Continuations of Loans 46 2.04 Letters of Credit 48 2.05 Swing Line Loans 57 2.06 Prepayments 59 2.07 Termination or Reduction of Commitments 60 2.08 Repayment of Loans 61 2.09 Interest 61 2.10 Fees 6261 2.11 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate 62 2.12 Evidence of Debt 63 2.13 Payments Generally; Administrative Agent’s Clawback 6364 2.14 Sharing of Payments by Lenders 65 2.15 Increase in Revolving Credit Facility 66 2.16 Nature and Extent of Each Borrower’s Liability 67 2.17 Cash Collateral 6970 i #500021837_v16

TABLE OF CONTENTS Section Page 2.18 Defaulting Lenders 7071 2.19 Extension of Revolving Credit Maturity Date 72 ARTICLE III. SECURITY 3.01 Security 74 3.02 Collateral Administration 75 3.03 Further Assurances 77 3.04 Information Regarding Collateral 78 ARTICLE IV. TAXES, YIELD PROTECTION AND ILLEGALITY 4.01 Taxes 78 4.02 Illegality 83 4.03 Inability to Determine Rates 83 4.04 Increased Costs; Reserves on Term SOFR Loans 8685 4.05 Compensation for Losses 8886 4.06 Mitigation Obligations; Replacement of Lenders 8886 4.07 Survival 8987 ARTICLE V. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 5.01 Conditions of Initial Credit Extension 8987 5.02 Conditions to all Credit Extensions 9189 ARTICLE VI. REPRESENTATIONS AND WARRANTIES 6.01 Existence, Qualification and Power; Compliance with Laws 9290 6.02 Authorization; No Contravention 9290 6.03 Governmental Authorization; Other Consents 9290 6.04 Binding Effect 9291 6.05 Financial Statements; No Material Adverse Effect 9391 6.06 Litigation 9391 6.07 No Default 9392 6.08 Ownership of Property; Liens 9392 6.09 Environmental Compliance 9492 ii #500021837_v16

TABLE OF CONTENTS Section Page 6.10 Insurance 9492 6.11 Taxes 9492 6.12 ERISA Compliance 9492 6.13 Subsidiaries; Equity Interests 9593 6.14 Margin Regulations; Investment Company Act 9593 6.15 Disclosure 9593 6.16 Compliance with Laws 9594 6.17 Intellectual Property, Licenses, Etc 9694 6.18 Senior Indebtedness 9694 6.19 OFAC and Beneficial Ownership 9694 6.20 USA PATRIOT Act 9694 6.21 Anti-Corruption Laws 9694 6.22 Affected Financial Institutions and QFC 9695 ARTICLE VII. AFFIRMATIVE COVENANTS 7.01 Financial Statements 9795 7.02 Certificates; Other Information 9896 7.03 Notices 9997 7.04 Payment of Obligations 10098 7.05 Preservation of Existence, Etc 10098 7.06 Maintenance of Properties 10098 7.07 Maintenance of Insurance; Condemnation Proceeds 10098 7.08 Compliance with Laws 10199 7.09 Books and Records 10199 7.10 Inspection Rights; Appraisals 10199 7.11 Use of Proceeds 10199 7.12 New Subsidiaries 101100 7.13 Compliance with ERISA 102100 7.14 Further Assurances 103101 7.15 Unrestricted Subsidiaries 103101 7.16 Licenses 104102 iii #500021837_v16

TABLE OF CONTENTS Section Page 7.17 Landlord and Storage Agreements 104102 7.18 Anti-Corruption Laws 105103 ARTICLE VIII. NEGATIVE COVENANTS 8.01 Liens 105103 8.02 Investments 107105 8.03 Indebtedness 108106 8.04 Fundamental Changes 110108 8.05 Dispositions 110108 8.06 Restricted Payments 111109 8.07 Change in Nature of Business 112110 8.08 Transactions with Affiliates 112110 8.09 Burdensome Agreements 112111 8.10 Use of Proceeds 113111 8.11 Prepayment of Indebtedness; Amendment to Material Agreements 113111 8.12 Financial Covenant 114112 8.13 Acquisitions 114112 8.14 Creation of New Subsidiaries 115113 8.15 Sanctions 115113 8.16 Anti-Corruption Laws 115113 ARTICLE IX. EVENTS OF DEFAULT AND REMEDIES 9.01 Events of Default 116114 9.02 Remedies Upon Event of Default 118116 9.03 Application of Funds 118116 ARTICLE X. ADMINISTRATIVE AGENT 10.01 Appointment and Authority 120118 10.02 Rights as a Lender 120118 10.03 Exculpatory Provisions 120118 10.04 Reliance by Administrative Agent 121119 10.05 Delegation of Duties 121119 iv #500021837_v16

TABLE OF CONTENTS Section Page 10.06 Resignation of Administrative Agent 122120 10.07 Non-Reliance on Administrative Agent and Other Lenders 123121 10.08 No Other Duties, Etc 123121 10.09 Administrative Agent May File Proofs of Claim; Credit Bidding 123121 10.10 Collateral Matters 124122 10.11 Other Collateral Matters 125123 10.12 Related Credit Providers 126124 10.13 Lender Representations Regarding ERISA Status 126124 ARTICLE XI. MISCELLANEOUS 11.01 Amendments, Etc 127125 11.02 Notices; Effectiveness; Electronic Communication 128126 11.03 No Waiver; Cumulative Remedies 131128 11.04 Expenses; Indemnity; Damage Waiver 131129 11.05 Marshalling; Payments Set Aside 133131 11.06 Successors and Assigns 133131 11.07 Treatment of Certain Information; Confidentiality 138136 11.08 Right of Setoff 139136 11.09 Interest Rate Limitation 139137 11.10 Counterparts; Integration; Effectiveness 139137 11.11 Survival of Representations and Warranties 140137 11.12 Severability 140137 11.13 Replacement of Lenders 140138 11.14 Governing Law; Jurisdiction; Etc 141138 11.15 Waiver of Jury Trial 142139 11.16 USA PATRIOT Act Notice 142139 11.17 No Advisory or Fiduciary Responsibility 142140 11.18 Electronic Execution of Assignments and Certain Other Documents 142140 11.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 143140 11.20 Acknowledgement Regarding Any Supported QFCs 143141 11.21 Conversion of Currencies 144142 v #500021837_v16

TABLE OF CONTENTS Section Page SIGNATURES S-1 vi #500021837_v16

SCHEDULES 1.01 Unrestricted Subsidiaries 1.02 Existing Letters of Credit 2.01 Commitments and Pro Rata Shares 3.02(d) Deposit Accounts and Securities Accounts 3.04 Information Regarding Collateral 5.01 Good Standing and Foreign Qualification Jurisdictions 6.06 Litigation 6.09 Environmental Matters 6.11 Taxes 6.13(a) Subsidiaries 6.13(b) Other Equity Investments 8.01 Existing Liens 8.02 Existing Investments 8.03 Existing Indebtedness 11.02 Administrative Agent’s Office; Certain Addresses for Notices EXHIBITS Form of A Revolving Loan Notice B Swing Line Loan Notice C Revolving Loan Note D Compliance Certificate E Assignment and Assumption F Security Agreement G Borrowing Base Certificate H Borrower Joinder Agreement I United States Tax Compliance Certificate #500021837_v16

CREDIT AGREEMENT This CREDIT AGREEMENT is entered into as of August 26, 2010, among MUELLER WATER PRODUCTS, INC., a Delaware corporation (the "Company"), MUELLER GROUP, LLC, a Delaware limited liability company ("Mueller Group"), HENRY PRATT COMPANY, LLC, a Delaware limited liability company ("HPC"), JAMES JONES COMPANY, LLC, a Delaware limited liability company ("James Jones"), MUELLER CO. LLC, a Delaware limited liability company ("MC"), MUELLER INTERNATIONAL, LLC, a Delaware limited liability company ("MI"), MUELLER SERVICE CALIFORNIA, INC., a Delaware corporation ("Mueller California"), MUELLER SERVICE CO., LLC, a Delaware limited liability company ("MSC"), MUELLER SYSTEMS, LLC, a Delaware limited liability company ("MS"), U.S. PIPE VALVE & HYDRANT, LLC, a Delaware limited liability company ("Hydrant"), ECHOLOGICS, LLC, a Delaware limited liability company ("Echologics"), MUELLER PROPERTY HOLDINGS, LLC, a Delaware limited liability company ("MPH"), OSP, LLC, a Delaware limited liability company ("OSP"), SINGER VALVE, LLC, a North Carolina limited liability company ("Singer"), and CAM VALVES AND AUTOMATION, LLC, a Kansas limited liability company ("CAM") and MUELLER PRODUCTS AND SOLUTIONS, LLC, a Delaware limited liability (“Products”) (each of the Company, Mueller Group, HPC, James Jones, MC, MI, Mueller California, MSC, MS, Hydrant, Echologics, MPH, OSP, Singer and CAM and Products, may be referred to individually, as a "Borrower" and collectively herein, as "Borrowers"), EACH LENDER FROM TIME TO TIME PARTY HERETO (collectively, the "Lenders" and individually, a "Lender"), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer. Preliminary Statements A. The Borrowers have requested that Lenders, the Swing Line Lender and the L/C Issuer provide a credit facility to the Borrowers to finance their mutual and collective business enterprises. B. The Lenders are willing to provide the credit facility on the terms and conditions set forth in this Agreement. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: "Account" means any account (as that term is defined in Article 9 of the UCC) of any Borrower or any Subsidiary. "Accounts Formula Amount" means the sum of (a) 90% of the Value of Eligible Investment Grade Accounts and (b) 85% of the Value of Eligible Non-Investment Grade Accounts; provided that, notwithstanding the exclusion under the proviso in the definition of "Eligible Accounts", (i) 50% of the Value of Accounts purchased or otherwise acquired by a Borrower in an Acquisition permitted under Section 8.13 (as such Value is reflected on the financial statements of the target of such Acquisition (or if such statements are not available or not applicable, as reasonably estimated by the Borrower Agent and approved by the Administrative Agent)) shall be included on and from the date of the consummation of the Acquisition in the calculation of the Borrowing Base (including for the purpose of determining 1 #500021837_v16

Availability for Loans being made hereunder on the date of the consummation of such Acquisition to pay consideration owed in respect thereof) until the earlier of (A) 90 days following the consummation of the Acquisition pursuant to which such Accounts were acquired or (B) such time as the Administrative Agent has completed a customary due diligence investigation as to such Accounts and such target (which investigation may, at the sole discretion of the Administrative Agent, include a Field Exam) with results satisfactory to the Administrative Agent, at which time the actual Value and eligibility of such Accounts under the Borrowing Base shall be calculated and implemented accordingly, and (ii) 50% of the Value of Accounts to be purchased or otherwise acquired by a Borrower in an Acquisition permitted under Section 8.13 shall be included for the purpose of determining Availability in the calculation of Pro Forma Availability in connection with such Acquisition; provided, however, that in each case of clause (i) and (ii) above, (1) Accounts that would be excluded from the Borrowing Base on the basis of clauses (a), (f), (g), (h), (i), (j) or (l) of the definition of Eligible Accounts may be excluded from the determination of the Value of such acquired Accounts by the Administrative Agent and (2) in no event shall the sum of the Value of such acquired Accounts included in the Borrowing Base, Availability and Pro Forma Availability plus the Value of the acquired Inventory included in the Borrowing Base, Availability and Pro Forma Availability pursuant to the definition of "Inventory Formula Amount" exceed 10% of the lesser of, as at any date of determination, (x) the Borrowing Base and (y) the Aggregate Commitments. "Acquisition" means the acquisition of (a) a controlling equity or other ownership interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity or other ownership interest or upon exercise of an option or warrant for, or conversion of securities into, such equity or other ownership interest, or (b) assets of another Person which constitute all or substantially all of the assets of such Person or of a line or lines of business conducted by such Person. "Additional Commitment Lender" has the meaning set forth in Section 2.15(c). "Additional Commitment Extension Lender" has the meaning set forth in Section 2.19(d). "Administrative Agent" means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. "Administrative Agent’s Office" means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify to the Borrower Agent and the Lenders. "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. "Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Additionally, a Person shall be deemed to be an Affiliate of another Person if such other Person possesses, directly or indirectly, power to vote 20% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent. "Aggregate Commitments" means, as at any date of determination thereof, the sum of all Revolving Credit Commitments of all Lenders at such date. 2 #500021837_v16

3 #500021837_v16 Average Availability (as a percentage of Aggregate Commitments) 2.00% "Agreement" means this Credit Agreement. "Allocable Amount" has the meaning specified in Section 2.16(c). "Alternative Currency" means each of Euro, Sterling, Yen, Canadian Dollar, Australian Dollar and each other currency (other than Dollars) that is approved in accordance with Section 1.09. "Alternative Currency Equivalent" means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the L/C Issuer at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. "Applicable Facility" has the meaning specified in Section 11.06(b). "Applicable Rate" means with respect to any Type of Loan, the percentages per annum set forth below, based upon the Average Availability for the immediately preceding fiscal quarter: 1.00%1.50% Term SOFR Loans 0.50% Base Rate Loans II < 50% 2.25% Level 1.25%1.75% I .75% From the FifthSeventh Amendment Effective Date through the end of the first full fiscal quarter thereafter, margins shall be determined as if Level I were applicable. Thereafter, any increase or decrease in the Applicable Rate resulting from a change in Average Availability shall become effective as of the first calendar day of each fiscal quarter. Average Availability shall be calculated by the Administrative Agent based on the Borrowing Base Certificates delivered from time to time pursuant to Section 3.02 (as the same may be adjusted in accordance with Section 3.02) and, with respect to Reserves and outstanding Loans and L/C Obligations, Administrative Agent’s records and Credit Judgment. If any Borrowing Base Certificate (including any required financial information in support thereof) of Borrowers is not received by Administrative Agent within five Business Days of the date required pursuant to Section 3.02, then the Applicable Rate shall be determined as if the Average Availability for the immediately preceding fiscal quarter is at Level II until such time as such Borrowing Base Certificate and supporting information are received. "Applicable Share" has the meaning specified in Section 11.06(b). "Applicable Time" means, with respect to any requests for Letters of Credit and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the L/C Issuer to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. "Arrangers" means (a) BofA Securities, Inc. (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement) and (b) JPMorgan Chase Bank, N.A., SunTrust Robinson HumphreyTruist Securities, Inc., and TD Bank, N.A., each in their capacities as joint lead arrangers and joint bookrunners. >50%

"Assignee Group" means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. "Assignment and Assumption" means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form (including electronic documentation generated by MarkitClear or other electronic platform) approved by the Administrative Agent. "Assumed Indebtedness" means Indebtedness of a Person which is (a) in existence at the time such Person becomes a Restricted Subsidiary of the Company or (b) is assumed in connection with an Investment in or Acquisition of such Person, and has not been incurred or created by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary of the Company. "Attributable Indebtedness" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease. "Audited Financial Statements" means the audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended September 30, 2009, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto. "Auditor" has the meaning specified in Section 7.01(a). "Australian Dollar" and "AUS$" mean lawful money of Australia. "Availability" means the Loan Cap as of such date minus the Total Outstandings as of such date. "Availability Period" means the period from and including the Closing Date to the earliest of (a) the Revolving Credit Maturity Date, (b) the date of termination of the Aggregate Commitments pursuant to Section 2.07, and (c) the date of termination of the commitment of each Lender to make Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 9.02. "Availability Reserve" means the sum (without duplication of any other Reserve or items that are otherwise addressed or excluded through eligibility criteria) of (a) the Rent and Charges Reserve; (b) [intentionally omitted]; (c) the Related Credit Reserve; and (d) the aggregate amount of liabilities at any time (i) secured by Liens upon Collateral included in the Borrowing Base that are senior to Administrative Agent’s Liens or (ii) for which Administrative Agent and Lenders may be obligated to third parties in connection with this Agreement for which claims may be reasonably expected to be asserted against the Collateral included in the Borrowing Base, Administrative Agent or Lenders (but imposition of any such reserve shall not waive an Event of Default arising therefrom); provided the imposition of any such reserves or change in a reserve after the Closing Date shall not be effective until three (3) Business Days after notice thereof (which may be oral notice, promptly confirmed in writing) to the Borrower Agent (unless a Default or Event of Default has occurred and is continuing or the reserve or change in reserve is the result of a Lien, senior in priority to the Administrative Agent’s Lien, attached to Collateral included in the Borrowing Base, in which case such reserve or change in reserve shall be 4 #500021837_v16 effective immediately); provided further that during the period from such notice until such new or changed reserve is effective, the aggregate amount of all outstanding Loans and L/C Obligations as of the date of the receipt of notice may not be increased to the extent such increase would not be permitted by virtue of the Borrowing Base as adjusted after giving effect to such Borrowing Base Modification. "Average Availability" means for any period, the average daily amount of Availability during such period. "Bail-In Action" means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. "Bail-In Legislation" means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). "Bank of America" means Bank of America, N.A. and its successors. "Bank of America Fee Letter" means the fee letter dated as of July 30March 28, 20202024 among the Company, the Administrative Agent and BAS. "BAS" means BofA Securities, Inc. "Base Rate" means, for any day, a fluctuating rate per annum equal to the highest of (a) the Prime Rate for such day; (b) the Federal Funds Rate for such day, plus 0.50%; or (c) Term SOFR for a one month interest period as of such day, plus 1.00%. "Base Rate Loan" means a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars. "Base Rate Revolving Loan" means a Revolving Loan that is a Base Rate Loan. "Beneficial Ownership Certification" means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation in form and substance satisfactory to the Administrative Agent. "Beneficial Ownership Regulation" means 31 C.F.R. §1010.230. "Borrower" has the meaning specified in the introductory paragraph hereto. "Borrower Agent" has the meaning specified in Section 2.01. "Borrower Joinder Agreement" means each Borrower Joinder Agreement, substantially in the form thereof attached hereto as Exhibit H, executed and delivered by a Domestic Subsidiary to the Administrative Agent pursuant to Section 7.12, as amended, modified, supplemented or amended and restated. "Borrower Materials" has the meaning specified in Section 7.02. 5 #500021837_v16

"Borrowing" means any of (a) a Revolving Borrowing or (b) a Swing Line Borrowing, as the context may require. "Borrowing Base" means, on any date of determination, an amount equal to the sum of (a) the Accounts Formula Amount, plus (b) the Inventory Formula Amount, plus (c) 100% of Eligible Cash as of such date, minus the Borrowing Base Reserve; provided, that if any cash ceases to be Eligible Cash for any reason (including, without limitation, withdrawal of such cash from the requisite controlled deposit account), Borrowers immediately shall inform the Administrative Agent thereof and the Borrowing Base immediately shall be reduced by such amount. "Borrowing Base Certificate" means a certificate, in the form of Exhibit G hereto and otherwise satisfactory to the Administrative Agent in its reasonable discretion. "Borrowing Base Modification" means a change instituted by the Administrative Agent in its Credit Judgment to the eligibility criteria set forth in, and in accordance with, the definition of Eligible Accounts or Eligible Inventory or the imposition by Administrative Agent of any new reserve or any increase of any existing reserve. For purposes of Section 2.03(g), the Borrowing Base Modification is deemed to be imposed on the date such change or imposition is made. "Borrowing Base Reserve" means the sum (without duplication of any other Reserve or items that are otherwise addressed or excluded through eligibility criteria, and without duplication of any of the factors taken into account in determining "Value") of (a) the Inventory Reserve; (b) the Rent and Charges Reserve; (c) [intentionally omitted]; (d) the Related Credit Reserve; (e) the aggregate amount of liabilities secured by Liens upon Collateral included in the Borrowing Base that are senior in priority to Administrative Agent’s Liens (but imposition of any such reserve shall not waive an Event of Default arising therefrom); (f) the Dilution Reserve; and (g) such additional reserves, in such amounts and with respect to such matters, as the Administrative Agent in its Credit Judgment may elect to impose from time to time; provided the imposition of any such reserves or change in a reserve after the Closing Date shall not be effective until three (3) Business Days after notice thereof (which may be oral notice, promptly confirmed in writing) to the Borrower Agent (unless a Default or Event of Default has occurred and is continuing or the reserve or change in reserve is the result of a Lien, senior in priority to the Administrative Agent’s Lien, attached to Collateral included in the Borrowing Base, in which case such reserve or change in reserve shall be effective immediately); provided further that during the period from such notice until such new or changed reserve is effective, the aggregate amount of all outstanding Loans and L/C Obligations as of the date of the receipt of notice may not be increased to the extent such increase would not be permitted by virtue of the Borrowing Base as adjusted after giving effect to such Borrowing Base Modification. "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and: (a) if such day relates to any fundings, disbursements, settlements and /or payments in Euro in respect of any Letter of Credit issued in an Alternative Currency consisting of Euros, means a TARGET Day; and (b) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Letter of Credit issued in an Alternative Currency other than Euro, means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency. "Canadian Dollar" and "CAN$" mean lawful money of Canada. 6 #500021837_v16

"Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent or the L/C Issuer (as applicable) and the Lenders, as collateral for L/C Obligations, or obligations of Lenders to fund participations in respect of any thereof, cash or deposit account balances, in each case denominated in Dollars, or, if the L/C Issuer benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the L/C Issuer in the exercise of their reasonable discretion. "Cash Collateral" shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. "Cash Equivalents" means any of the following types of property, to the extent owned by the Company or any of its Restricted Subsidiaries free and clear of all Liens (other than Liens created under the Security Instruments): (a) cash, denominated in Dollars, Canadian Dollars, Australian Dollars, Euros, Sterling or Yen; (b) readily marketable direct obligations of the government of the United States or any agency or instrumentality thereof, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by the government of the United States or any state or municipality thereof, in each case so long as such obligation has an investment grade rating by S&P and Moody’s; (c) commercial paper rated at least P-1 (or the then equivalent grade) by Moody’s and A-1 (or the then equivalent grade) by S&P, or carrying an equivalent rating by a nationally recognized rating agency if at any time neither Moody’s and S&P shall be rating such obligations; provided that up to 25% of the aggregate amount of Investments in Cash Equivalents pursuant to this subpart (c) of the definition thereof may be in commercial paper that is rated (I) at least P-1 (or the then equivalent grade) by Moody’s and at least A-2 (or the then equivalent grade) by S&P, or (II) at least P-2 (or the then equivalent grade) by Moody’s and at least A-1 (or the then equivalent grade) by S&P; (d) insured certificates of deposit or bankers’ acceptances of, or time deposits with any Lender or with any commercial bank that (i) is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in the first portion of clause (c) above (without regard to the proviso), (iii) is organized under the laws of the United States or of any state thereof and (iv) has combined capital and surplus of at least $250,000,000; (e) readily marketable general obligations of any corporation organized under the laws of any state of the United States of America, payable in the United States of America, expressed to mature not later than twelve months following the date of acquisition thereof and rated A or better by S&P or A2 or better by Moody’s; (f) readily marketable shares of investment companies or money market funds that, in each case, invest solely in the foregoing Investments consistent with the description in clauses (a) through (e) above; and (g) in the case of any Restricted Subsidiary of the Company organized or having its principal place of business outside the United States, investments denominated in the currency of the jurisdiction in which such Subsidiary is organized or has its principal place of business which are similar in nature and substantially the same in term and ratings to the items specified in clauses (a) through (f) above. 7 #500021837_v16

"CFC" means a "controlled foreign corporation" within the meaning of Section 957 of the Code. "CFC Holdco" means (i) MC, (ii) Echologics and (iii) each other Domestic Subsidiary that has no material assets other than capital stock of one or more direct or indirect Foreign Subsidiaries that are CFCs. "Change in Law" means the occurrence, after the FifthSeventh Amendment Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a "Change in Law", regardless of the date enacted, adopted or issued. "Change of Control" means an event or series of events by which: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of the Company or its Restricted Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person or group shall be deemed to have "beneficial ownership" of all securities that such person or group has the right to acquire (such right, an "option right"), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 50% or more of the Voting Securities of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or (b) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body. (c) any "change of control" (or term having an equivalent meaning) shall occur under the Note Indenture. "Closing Date" means the first date all the conditions precedent in Section 5.01 are satisfied or waived in accordance with Section 11.01 (or, in the case of Section 5.01(b), waived by the Person entitled to receive the applicable payment). "CME" means CME Group Benchmark Administration Limited. "Code" means the Internal Revenue Code of 1986, as amended. 8 #500021837_v16

"Collateral" means, collectively, certain property of the Borrowers in which the Administrative Agent or any Lender is granted a Lien under any Security Instrument as security for all or any portion of the Obligations or any other obligation arising under any Loan Document. "Commodity Exchange Act" means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. "Commitment Fee" has the meaning specified in Section 2.10(a). "Commitment Fee Percentage" has the meaning specified in Section 2.10(a)for any calendar quarter, a per annum rate equal to (a) 0.375% if average daily Total Outstandings were less than or equal to 50% of the Revolving Credit Commitments during such calendar quarter or (b) 0.250% if average daily Total Outstandings were greater than 50% of the Revolving Credit Commitments during such calendar quarter. "Compliance Certificate" means a certificate substantially in the form of Exhibit D. "Conforming Changes" means, with respect to use, administration of or conventions associated with SOFR, Term SOFR or any proposed Successor Rate, as applicable, any conforming changes to the definitions of Base Rate, SOFR, Term SOFR and Interest Period, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of Business Day and U.S. Government Securities Business Day, timing of borrowing requests or prepayment, conversion or continuation notices, and length of lookback periods) as may be appropriate, in the Administrative Agent's reasonable discretion, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of any Loan Document). "Connection Income Taxes" means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. "Consolidated Capital Expenditures" means, with respect to the Company and its Restricted Subsidiaries on a consolidated basis, for any period the sum of (without duplication) all expenditures (whether paid in cash or accrued as liabilities) by the Company or any Restricted Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of the Company and its Restricted Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized; provided, that Consolidated Capital Expenditures shall exclude any portion of the purchase price of an Acquisition permitted by Section 8.13 which is accounted for as a capital expenditure. "Consolidated Cash Interest Charges" means, for any period, for the Company and its Restricted Subsidiaries on a consolidated basis, that portion of Consolidated Interest Charges that is either paid or required to be paid in cash during such period. "Consolidated EBITDA" means, for any period and in each case without duplication (including any duplication with any item excluded in calculating Consolidated Net Income), with respect to the 9 #500021837_v16

Company and its Restricted Subsidiaries, on a consolidated basis determined in accordance with GAAP, an amount equal to: (a) Consolidated Net Income for such period, plus (b) Consolidated Interest Charges for such period, to the extent deducted in computing Consolidated Net Income, plus (c) the provision for federal, state, local and foreign income taxes for such period, to the extent deducted in computing Consolidated Net Income, plus (d) depreciation and depletion expense, to the extent deducted in computing Consolidated Net Income, plus (e) amortization expense, to the extent deducted in computing Consolidated Net Income, plus (f) all other non-cash charges or expenses (excluding any non-cash charges representing an accrual of, or reserve for, cash charges to be paid within the next twelve months) to the extent deducted in computing Consolidated Net Income, plus (g) any amounts deducted in determining Consolidated Net Income representing mark-to-market losses related to interest rate hedges that must be recognized currently in net income under Financial Accounting Standards Board Accounting Standards Codification 815 (to the extent not included in Consolidated Interest Charges), minus (h) any amounts added in determining Consolidated Net Income representing mark-to-market gains related to interest rate hedges that must be recognized currently in net income under Financial Accounting Standards Board Accounting Standards Codification 815 (to the extent not included in Consolidated Interest Charges), minus (i) all other non-cash income or gains added in determining Consolidated Net Income, plus (j) any amounts deducted in determining Consolidated Net Income consisting of out-of-pocketfinancing fees, financial and other advisory fees, accounting and consulting fees and legal fees and related costs and expenses incurred during such period in connection with the Transactions of up to $2,500,000or other acquisitions, Investments, financings and dispositions permitted hereunder; plus (k) any amounts deducted in determining Consolidated Net Income representing cash restructuring costs, or cash costs reasonably determined by the Company to be associated with facility or product line closures, consolidation or rationalization, not to exceed $5,000,000 in the aggregate incurred during any fiscal year of the Company; andthe amount of cost savings, operating expense reductions, restructuring 10 #500021837_v16 charges and expenses and cost synergies that are reasonably identifiable and factually supportable (in the good faith determination of the Borrowers) and expected to be realized (in the good faith determination of the Borrowers) within 18 months after the date of any acquisition, divestiture or disposition, restructuring or the implementation of an initiative, as applicable (calculated on a pro forma basis as though such cost savings, operating expense reductions, restructuring charges and expenses and cost synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions, restructuring charges and expenses and cost synergies were realized during the entirety of such period), net of the amount of actual benefits realized during such period from such actions; provided that (A) any actions which are expected to result in such cost savings, operating expense reductions, restructuring charges and expenses or cost synergies are to be taken within 18 months after the consummation of the acquisition, divestiture or disposition, restructuring or the implementation of an initiative, as applicable, (B) no cost savings, operating expense reductions, restructuring charges and expenses or cost synergies shall be added pursuant to this defined term to the extent duplicative of any expenses or charges otherwise added to Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for such period and (C) the amounts added back under this clause (k) shall not exceed 20% of Consolidated EBITDA for any such period (calculated before giving effect to any adjustments); plus (l) proceeds received from claims under business interruption insurance; provided, however, Consolidated EBITDA shall be decreased by the amount of any cash expenditures in such period related to non-cash charges added back to Consolidated Net Income in computing Consolidated EBITDA during any prior periods. "Consolidated Fixed Charge Coverage Ratio" means the ratio, determined on a consolidated basis for the Company and its Restricted Subsidiaries for the most recent Measurement Period, of (a) Consolidated EBITDA minus Consolidated Capital Expenditures (other than Excluded Capital Expenditures) minus cash taxes paid, to (b) Consolidated Fixed Charges. "Consolidated Fixed Charges" means, for any period, for the Company and its Restricted Subsidiaries on a consolidated basis, the sum of, without duplication, (a) Consolidated Cash Interest Charges paid or required to be paid during such period, (b) all current maturities of long term Consolidated Funded Indebtedness paid in cash during such period (other than any payments due at the maturity of such Consolidated Funded Indebtedness), (c) all mandatory principal payments paid in cash on Consolidated Funded Indebtedness (other than repayment of certain Indebtedness (including the term loans under the Existing Agreement) on the Closing Date) during such period, (d) all Restricted Payments made in cash during such period and (e) cash contributions to Pension Plans equal to the lesser of (i) all such cash contributions to Pension Plans in excess of the amounts reflected in the profit and loss statements of the Company for such period and (ii) $5,000,000. "Consolidated Funded Indebtedness" means, as of any date of determination, for the Company and its Restricted Subsidiaries on a consolidated basis, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) 11 #500021837_v16 all purchase money Indebtedness, (c) all direct obligations arising under standby and commercial letters of credit (excluding the undrawn amount thereof), bankers’ acceptances, bank guaranties (excluding the amounts available thereunder as to which demand for payment has not yet been made), surety bonds (excluding the amounts available thereunder as to which demand for payment has not yet been made) and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the Ordinary Course of Business), (e) Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Company or any Restricted Subsidiary, and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Company or a Restricted Subsidiary is a general partner or joint venturer, to the extent such Indebtedness is recourse to the Company or such Restricted Subsidiary. "Consolidated Interest Charges" means, for any period, for the Company and its Restricted Subsidiaries on a consolidated basis, the sum of the following (without duplication), in each case net of interest income earned (without duplication) on cash balances or under Swaps hedging against, or otherwise entered into to manage risks relating to, fluctuations in interest rates to the extent such interest income is included in the calculation of Consolidated Net Income: (a) all interest, and (b) the portion of rent expense of the Company and its Restricted Subsidiaries with respect to such period under capital leases that is treated as interest in accordance with GAAP. "Consolidated Net Income" means, for any period, for the Company and its Restricted Subsidiaries on a consolidated basis, the net income after taxation of the Company and its Restricted Subsidiaries for that period excluding (a) net losses or gains realized in connection with (i) any sale, lease, conveyance or other disposition of any asset (other than in the Ordinary Course of Business), or (ii) repayment, repurchase or redemption of Indebtedness, and (b) extraordinary or nonrecurring income (or expense), including, any compensation charge incurred in connection with the Transactions, severance, relocation costs, consolidation and closing costs, integration and facilities opening costs, business optimization costs, transition costs, cybersecurity and data privacy costs (inclusive, but not limited to, costs due to cyber liability insurance), remediation costs related to data breaches, restructuring costs, signing, retention or completion bonuses, curtailments or modifications to pension and post-retirement employee benefit plans and similar items related to any of the foregoing, in the case of clauses (a) and (b) above, calculated on an after tax basis; provided that there shall be excluded from Consolidated Net Income, without duplication, (x) the net income or loss of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting to the extent of the amount of dividends or distributions are not actually paid to the Company or a Restricted Subsidiary in cash, (y) net income or loss of any Person in which any other Person (other than the Company or a Restricted Subsidiary) has an ownership interest, except to the extent of (A) in the case of the Company or a Subsidiary, the amount thereof representing the ownership interest of the Company or applicable Subsidiary and (B) in the case of any Person other than a Subsidiary, the amount of dividends or other distributions actually paid in cash to the Company or a Restricted Subsidiary by such Person during such period and (z) the net income of any Person the ability of which to make Restricted Payments is restricted by any Restrictive Agreement at the time of the determination of Consolidated Net Income, except to the extent of the amount of dividends or other distributions actually paid in cash to the Company or a Restricted Subsidiary by such Person during such period. "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. 12 #500021837_v16

"Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto. "Core Business" means any material line of business conducted by the Company and its Subsidiaries as of the Closing Date and any business reasonably related or incidental thereto. "Credit Extension" means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. "Credit Judgment" means the Administrative Agent’s judgment exercised reasonably and in good faith, based upon its consideration of any factor that it believes (a) could materially and adversely affect the quantity, quality, mix or value of Collateral (including any applicable Laws that may inhibit collection of an Account), the enforceability or priority of the Administrative Agent’s Liens, or the amount that the Administrative Agent and Lenders could receive in liquidation of any Collateral; (b) suggests that any collateral report or financial information delivered by the Borrower Agent or any Borrower is incomplete, inaccurate or misleading in any material respect; (c) materially increases the likelihood of any proceeding under any Debtor Relief Law involving a Borrower; or (d) creates or could result in a Default or Event of Default. In exercising such judgment, the Administrative Agent may consider any factors that could increase the credit risk of lending to Borrowers on the security of the Collateral. "Daily Simple SOFR" means, with respect to any applicable determination date, the secured overnight financing rate published on the Federal Reserve Bank of New York website (or any successor source reasonably satisfactory to the Administrative Agent). "Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. "Default" means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would unless cured or waived be an Event of Default. "Default Rate" means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate with respect to Base Rate Loans plus (c) 2% per annum; provided, however, that (i) with respect to a Term SOFR Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Term SOFR Loan plus 2% per annum, and (ii) with respect to Letter of Credit Fees, the Default Rate shall equal the Letter of Credit Fee, then in effect plus 2% per annum, in each case to the fullest extent permitted by applicable Laws. "Defaulting Lender" means, means, subject to Section 2.18(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or 13 #500021837_v16 has made a public statement to that effect (unless such writing or public statement relates to such lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.18(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination. "Deposit Account Control Agreement" means each control agreement in form and substance acceptable to the Administrative Agent in the exercise of its reasonable discretion executed by each financial institution at which Deposit Accounts of the Borrowers are held (other than Excluded Deposit Accounts) in favor of the Administrative Agent. "Designated Account Debtor" means each of Core & Main and Ferguson Enterprises, Inc. and each additional Account Debtor as may be consented to in writing by the Administrative Agent in its sole discretion from time to time. "Designated Concentration Percentage" means with respect to any Designated Account Debtor at any date of determination: (a) if such Designated Account Debtor (or in the case of Ferguson Enterprises, Inc., Ferguson PLC) has a corporate credit rating of BBB- or better from S&P or Baa3 or better from Moody’s, 40%; (b) if such Designated Account Debtor (or in the case of Ferguson Enterprises, Inc., Ferguson PLC) does not have a corporate credit rating of BBB- or better from S&P or Baa3 or better from Moody’s and on the date of determination Availability is greater than 50% of the Loan Cap, 35%; (c) if such Designated Account Debtor (or in the case of Ferguson Enterprises, Inc., Ferguson PLC) does not have a corporate credit rating of BBB- or better from S&P or Baa3 or better from Moody’s and at the time of such determination Availability is equal to or less than 50% of the Loan Cap, 30%. 14 #500021837_v16

"Designated Jurisdiction" means any country or territory to the extent that such country or territory itself is the subject of any Sanction. "Dilution Percent" means the percent, determined for the most recent Measurement Period, equal to (a) bad debt write-downs or write-offs, discounts, returns, promotions, credits, credit memos and other dilutive items with respect to Accounts which are recorded to reduce accounts receivable consistent with the current and historical practices of the Borrowers or by a field examination conducted by the Administrative Agent’s employees or representatives, in each case as determined by the Administrative Agent in its Credit Judgment, divided by (b) gross sales; provided that in no event shall the Dilution Percent be less than zero. "Dilution Reserve" means, at any date of determination, (a) the percentage amount by which the Dilution Percent exceeds 5% times (b) the amount of Eligible Accounts of the Borrowers. "Disposition" or "Dispose" means the sale, transfer, license, lease or other disposition, including any disposition by Division (including any sale and leaseback transaction) of any property (including any Equity Interest) or part thereof, by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. "Disqualified Equity Interest" means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event (other than an event solely within the control of the issuer thereof), matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, is convertible into or exchangeable for Indebtedness (except to the extent convertible or exchangeable at the option of the issuer of the debt instrument governing such Indebtedness) or redeemable at the option of the holder thereof, in whole or in part, on or prior to the Revolving Credit Maturity Date; provided, however, that (i) with respect to any Equity Interests issued to any employee or to any plan for the benefit of employees of the Company or its Subsidiaries or by any such plan to such employees, such Equity Interest shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Company or one of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, resignation, death or disability and (ii) any class of Equity Interest of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of an Equity Interest that is not a Disqualified Equity Interest, such Equity Interests shall not be deemed to be Disqualified Equity Interests and (iii) only the portion of such Equity Interests which so matures or is so mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Equity Interests. Notwithstanding the preceding sentence, any Equity Interest that would constitute Disqualified Equity Interests solely because the holders thereof (or the holders of any security into, or for, which such Equity Interest is convertible, exchangeable or exercisable) have the right to require a Borrower to repurchase such Equity Interest upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Equity Interests to the extent the terms of such Equity Interest provide that the issuer thereof may not repurchase such Equity Interest unless such repurchase complies with the terms of Section 8.06(d) or (e). “Division” means the creation of one or more new limited liability companies by means of any statutory division of a limited liability company pursuant to any applicable limited liability company act or similar statue of any jurisdiction. “Divide” shall have the corresponding meaning. "Dollar" and "$" mean lawful money of the United States. 15 #500021837_v16

"Dollar Equivalent" means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the L/C Issuer at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. "Domestic Restricted Subsidiaries" means all Domestic Subsidiaries of the Company that are Restricted Subsidiaries. "Domestic Subsidiary" means any Subsidiary that is organized under the laws of any political subdivision of the United States (but excluding any territory or possession thereof). "Dominion Account" means any special account established by Borrowers at Bank of America or another bank acceptable to the Administrative Agent, over which the Administrative Agent has a Deposit Account Control Agreement. "Dominion Trigger Period" means the period (a) commencing on the day after (i) the occurrence of a Specified Event of Default or (ii) the continuation for five consecutive Business Days of Availability being less than the Dominion Trigger Threshold and (b) continuing until the date that during the previous thirty (30) consecutive days, (i) no Specified Event of Default has existed and (ii) Availability has been greater than the Dominion Trigger Threshold at all times during such period. "Dominion Trigger Threshold" means the greater of (a) 10% of the Loan Cap at such time and (b) $17,500,000. "EEA Financial Institution" means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. "EEA Member Country" means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. "EEA Resolution Authority" means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. "Eligible Account" means an Account owing to a Borrower that arises in the Ordinary Course of Business from the sale of goods or services and is payable in Dollars or Canadian Dollars; provided that no Account shall be an Eligible Account if (a) it is unpaid for more than 60 days after the original due date, or more than 120 days after the original invoice date; (b) 50% or more of the Accounts owing by the Account Debtor are not Eligible Accounts under the foregoing clause; (c) when aggregated with other Accounts owing by the Account Debtor, it exceeds 15% (or, in the case of each Designated Account Debtor, the Designated Concentration Percentage) or such higher percentage as the Administrative Agent may establish for the Account Debtor from time to time; (d) it does not conform with a covenant or representation herein in any material respect; (e) it (i) is owing by a creditor or supplier, or (ii) is otherwise subject to a potential offset, counterclaim, dispute, deduction, discount, recoupment, reserve, defense, chargeback, credit or allowance (but, in each case of clauses (i) and (ii), ineligibility shall be limited to the amount of such potential offset, counterclaim, dispute, deduction, discount, recoupment, 16 #500021837_v16 reserve, defense, chargeback, credit or allowance) unless (A) the Administrative Agent, in its Credit Judgment, has established an appropriate Borrowing Base Reserve and determines to include such Account as an Eligible Account or (B) such Account Debtor has entered into an agreement reasonably acceptable to the Administrative Agent to waive such rights; (f) an Insolvency Proceeding has been commenced by or against the Account Debtor; or the Account Debtor has failed, has suspended or ceased doing business, is liquidating, dissolving or winding up its affairs, or is not Solvent; or the Borrower Agent is not able to bring suit or enforce remedies against the Account Debtor through judicial process; (g) the Account Debtor is organized or has its principal offices or assets outside the United States or Canada, unless such Account is backed by an irrevocable letter of credit that has been confirmed by a financial institution reasonably acceptable to the Administrative Agent, and on terms, reasonably acceptable to the Administrative Agent, payable in the full face amount of the face value of the Account in Dollars at a place of payment located within the United States and has been duly assigned to the Administrative Agent; (h) it is subject to the Assignment of Claims Act of 1940, as amended from time to time, or any other applicable law now or hereafter existing similar in effect thereto, unless the applicable Borrower has assigned its right to payments of such Account so as to comply with the Assignment of Claims Act of 1940, as amended from time to time, or any such other applicable law; (i) it is not subject to a duly perfected, first priority Lien in favor of the Administrative Agent, or is subject to any other Lien other than Permitted Liens (provided that no such Permitted Lien is prior to the Lien of the Administrative Agent); (j) the goods giving rise to it have not been delivered to and accepted by the Account Debtor, the services giving rise to it have not been accepted by the Account Debtor, or it otherwise does not represent a final sale; (k) it is evidenced by Chattel Paper or an Instrument of any kind, or has been reduced to judgment; (l) its payment has been extended, the Account Debtor has made a partial payment (except partial payments reflecting retainage in the Ordinary Course of Business), or it arises from a sale on a cash-on-delivery basis; (m) it arises from a sale to an Affiliate, from a sale on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment, or other repurchase or return basis, or from a sale to a Person for personal, family or household purposes; (n) it represents a progress billing or relates to services for which a performance, surety or completion bond or similar assurance has been issued; (o) it includes a billing for interest, fees or late charges, but ineligibility shall be limited to the extent thereof; or (p) such Account is deemed by the Administrative Agent to be unacceptable as an Eligible Account in the exercise of its Credit Judgment; provided, however, except as set forth in the definition of Accounts Formula Amount, none of the Accounts of any Person acquired or created in an Acquisition shall be included in the calculation of the Borrowing Base until the Administrative Agent has conducted Field Exams reasonably required by it with results reasonably satisfactory to the Agent and the Person owning such Accounts shall be a (directly or indirectly) wholly-owned Subsidiary of the Company and have become a Borrower. In calculating delinquent portions of Accounts under clauses (a) and (b), credit balances more than 60 days past due or more than 120 days past the original invoice date will be excluded. "Eligible Assignee" means any Person that meets the requirements to be an assignee under Section 11.06(b)(iii), and (v) (subject to such consents, if any, as may be required under Section 11.06(b)(iii)). "Eligible Cash" means, at any time, unrestricted, non-operating cash of the U.S. Borrowers denominated in U.S. Dollars that (a) does not consist of proceeds of accounts receivable that are otherwise included at such time in the calculation of the Borrowing Base and (b) is pledged to the Administrative Agent and held in Deposit Accounts (i) at the Administrative Agent or (ii) at a Lender to the extent such Lender has agreed to daily reporting to the Administrative Agent of balances in such Deposit Accounts, and in each case that are subject to a Deposit Account Control Agreement. "Eligible Inventory" means Inventory owned by a Borrower which has not been deemed unacceptable as Eligible Inventory by the Administrative Agent in the exercise of its Credit Judgment; 17 #500021837_v16 provided that no Inventory shall be Eligible Inventory unless it (a) is finished goods, raw materials, purchase parts or work-in-process and not packaging or shipping materials, labels, samples, display items, bags, replacement parts or manufacturing supplies; (b) is not held on consignment, nor subject to any deposit or downpayment; (c) is not damaged, defective, shopworn or otherwise unfit for sale; (d) is not slow-moving, obsolete or unmerchantable; (e) meets all applicable standards imposed by any applicable Governmental Authority having jurisdiction over where the product is to be sold, and does not constitute hazardous materials under any Environmental Law; (f) conforms with the covenants and representations herein in all material respects; (g) is subject to the Administrative Agent’s duly perfected, first priority Lien, and no other Lien other than Permitted Liens (provided that no such Permitted Lien is prior to the Lien of the Administrative Agent); (h) is within the continental United States or Canada, is not in transit except between locations of Borrowers (or between locations of Borrowers and processors or vendors in the Ordinary Course of Business), and is not consigned to any Person; (i) is not subject to any warehouse receipt or negotiable Document; (j) is not subject to any License or other arrangement that restricts such Borrower’s or the Administrative Agent’s right to dispose of such Inventory, unless the Administrative Agent has received an appropriate Lien Waiver; and (k) is not located on leased premises or in the possession of a warehouseman, processor, repairman, mechanic, shipper, freight forwarder or other Person, unless the lessor or such Person has delivered a Lien Waiver or an appropriate Rent and Charges Reserve has been established; provided, however, except as set forth in the definition of Inventory Formula Amount, none of the Inventory of any Person acquired or created in an Acquisition shall be included in the calculation of the Borrowing Base until the Administrative Agent has conducted Field Exams and appraisals reasonably required by it with results reasonably satisfactory to the Agent and the Person owning such Inventory shall be a (directly or indirectly) wholly-owned Subsidiary of the Company and have become a Borrower. "Eligible Investment Grade Accounts" means any Eligible Accounts owing from an Account Debtor that has a corporate family rating of at least BBB- by S&P and Baa3 Moody’s. "Eligible Non-Investment Grade Accounts" means any Eligible Accounts that are not Eligible Investment Grade Accounts. "EMU Legislation" means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems. "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company, any other Borrower or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit 18 #500021837_v16 interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. "ERISA" means the Employee Retirement Income Security Act of 1974. "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of section 414(b) or (c) of the Code (and sections 414(m) and (o) of the Code for purposes of provisions relating to section 412 of the Code). "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the incurrence by the Borrower or any ERISA Affiliate of any material liability with respect to a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate or the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan or Multiemployer Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (h) the imposition of any material liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate; or (i) a failure by the Borrower or any ERISA Affiliate to meet all applicable material requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by the Borrower or any ERISA Affiliate to make, in all material respects, any required contribution to a Multiemployer Plan. "EU Bail-In Legislation Schedule" means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. "Euro" and "EUR" mean the lawful currency of the Participating Member States introduced in accordance with the EMU Legislation. "Event of Default" has the meaning specified in Section 9.01. "Exchange Act" means the Securities Exchange Act of 1934 and the regulations promulgated thereunder. "Excluded Assets" has the meaning specified in the Security Agreement. "Excluded Capital Expenditures" means Consolidated Capital Expenditures (a) financed with Indebtedness permitted hereunder other than Revolving Loans, or (b) made with (i) net proceeds from Dispositions permitted under clauses (a), (c), (e), (f), (h) or (i) of Section 8.05, or, or (ii) proceeds of insurance arising from any casualty or other insured damage or from condemnation or similar awards with respect to any property or asset. 19 #500021837_v16

"Excluded Deposit Account" means any Deposit Account or Securities Account (a) used exclusively for payroll, payroll taxes, employee benefits or similar operational disbursements, (b) that constitutes a trust account or a fiduciary account, (c) maintained in the Ordinary Course of Business containing not more than $200,000 at the end of any Business Day or (d) maintained in the Ordinary Course of Business containing not more than $500,000 for a period of not more than three consecutive Business Days at any time (and not more than $500,000 in the aggregate at the end of any Business Day for all such Excluded Deposit Accounts arising under clauses (c) and (d)). "Excluded Domestic Subsidiary" means any Subsidiary of any Borrower that is (i) a CFC Holdco (other than MC and Echologics) or (ii) a direct or indirect Domestic Subsidiary of a Foreign Subsidiary that is a CFC. "Excluded Swap Obligation" means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act (determined after giving effect to any "keepwell, support or other agreement" for the benefit of such Loan Party and any and all guarantees of such Loan Party's Swap Obligations by other Loan Parties) at the time the Guarantee of such Loan Party, or a grant by such Loan Party of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition. "Excluded Taxes" means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from any payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or commitment (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 4.01(a)(ii), Section 4.01(a)(iii) or Section 4.01(c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. "Existing Agreement" means that certain Amended and Restated Credit Agreement dated as of May 24, 2007, among the Company, Mueller Group, Bank of America, as administrative agent, and a syndicate of lenders, as amended through the Closing Date. "Existing Letters of Credit" means the letter of credit issued and outstanding under the Existing Agreement which are identified on Schedule 1.02 hereto. "Existing Maturity Date" has the meaning set forth in Section 2.19(a). "Extended Maturity Date" has the meaning set forth in Section 2.19(b). 20 #500021837_v16

"Extending Lender" has the meaning set forth in Section 2.19(e). "Extension Amendment" means an amendment to this Agreement (which may, at the option of the Administrative Agent and the Borrower Agent, be in the form of an amendment and restatement of this Agreement) among the Borrowers, the applicable extending Lenders and/or Additional Commitment Extension Lenders, the Administrative Agent and, to the extent required by Section 2.19, the L/C Issuer and/or the Swing Line Lender, implementing an extension in accordance with Section 2.19. "Facility Termination Date" means the date as of which Full Payment shall have occurred. "Fair Market Value" has the meaning specified in the Security Agreement. "FATCA" means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) and any applicable intergovernmental agreements with respect thereto. "Field Exam" means any visit and inspection of the properties, assets and records of any Borrower during the term of this Agreement in accordance with the provisions set forth herein, which shall include access to such properties, assets and records sufficient to permit the Administrative Agent or its representatives to examine, audit and make extracts from any Borrower’s books and records, make examinations and audits of any Borrower’s other financial matters and Collateral as Administrative Agent deems appropriate in its Credit Judgment, and discussions with its officers, employees, agents, advisors and independent accountants regarding such Borrower’s business, financial condition, assets, prospects and results of operations. "Fifth Amendment Effective Date" means the "Fifth Amendment Effective Date" as defined in that certain Fifth Amendment to Credit Agreement dated as of July 30, 2020 among Borrowers, Lenders and Administrative Agent. "Fiscal Month" means each fiscal month of the Company and its Subsidiaries as established by the Company from time to time, it being understood that the end of each Fiscal Month shall correspond with the latest closure of such Fiscal Month for the Company or any of its Subsidiaries. "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent; provided further that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. "Fixed Charge Trigger Period" means the period (a) commencing on the day that Availability is less than the Fixed Charge Trigger Threshold and (b) continuing until the date that during the previous thirty (30) consecutive days, Availability has been greater than or equal to the Fixed Charge Trigger Threshold at all times during such period. 21 #500021837_v16

"Fixed Charge Trigger Threshold" means the greater of (a) 10% of the Loan Cap at such time and (b) $17,500,000. "Foreign Benefit Law" means any Law of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning, any Plan or Pension Plan. "Foreign Lender" means (a) if the Borrowers are U.S. Persons, a Lender that is not a U.S. Person, and (b) if the Borrowers are not U.S. Persons, a Lender that is resident or organized under laws of jurisdictions other than that in which the Borrowers are residents for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. "Foreign Pension Plan" means any plan, arrangement, understanding or scheme maintained by the Company or any Subsidiary that provides retirement or deferred compensation benefits covering any employee or former employee and which is administered under any Foreign Benefit Law or regulated by any Governmental Authority other than the United States. "Foreign Subsidiary" means any Subsidiary that is not a Domestic Subsidiary. "FRB" means the Board of Governors of the Federal Reserve System of the United States. "Fronting Exposure" means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Pro Rata Share of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, (b) with respect to the Swing Line Lender, such Defaulting Lender’s Pro Rata Share of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof and (c) with respect to the Administrative Agent, such Defaulting Lender’s Pro Rata Share of Protective Advances other than Protective Advances as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. "Full Payment" means all of the following shall have occurred: (a) the Borrowers shall have permanently terminated the Revolving Credit Facility and by final payment in full in cash of all Outstanding Amounts, together with all accrued and unpaid interest and fees thereon and all other outstanding Obligations, other than (i) the undrawn portion of Letters of Credit, (ii) unasserted contingent indemnification and unasserted expense reimbursement obligations in each case not yet due and payable, and (iii) all fees relating to any Letters of Credit accruing after such date (which fees shall be payable solely for the account of the L/C Issuer and shall be computed (based on interest rates and the Applicable Rate then in effect) on such undrawn amounts to the respective expiry dates of the Letters of Credit), in each case as have been fully Cash Collateralized or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made, (b) the Aggregate Commitments, if any, shall have terminated or expired, and (c) the obligations and liabilities of each Borrower under all Related Credit Arrangements shall have been fully, finally and irrevocably paid and satisfied in full in cash and the Related Credit Arrangements shall have expired or been terminated, or other arrangements satisfactory to the counterparties shall have been made with respect thereto; provided that notwithstanding full payment or Cash Collateralization of the Obligations as provided herein, the Administrative Agent shall not be required to terminate its Liens in any Collateral unless, with respect to any damages the Administrative Agent may incur as a result of the dishonor or return of Payment Items applied to Obligations, the Administrative Agent receives (A) a written 22 #500021837_v16 agreement, executed by Borrowers and any Person whose advances are used in whole or in part to satisfy the Obligations, indemnifying the Administrative Agent and Lenders from any such damages; or (B) such Cash Collateral as the Administrative Agent, in its discretion, deems necessary to protect against any such damages. "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course. "GAAP" means generally accepted accounting principles in the United States as published by the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied. "Governmental Authority" means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). "Granting Lender" has the meaning specified in Section 11.06(h). "Guarantee" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding meaning. "Guarantor Payment" has the meaning specified in Section 2.16(c). "Guarantors" means, collectively, each Person that shall execute and deliver a guaranty of the Obligations. "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law. 23 #500021837_v16

"Honor Date" has the meaning set forth in Section 2.04(c). "Indebtedness" means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) net obligations of such Person under any Swap; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the Ordinary Course of Business); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) capital leases and Synthetic Lease Obligations of such Person; (g) all obligations of such Person with respect to the redemption, repayment or other repurchase or payment in respect of any Disqualified Equity Interest; and (h) all Guarantees of such Person in respect of any of the foregoing. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, to the extent such Indebtedness is recourse to such Person. The amount of any net obligation under any Swap on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. "Indemnified Taxes" means (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. "Indemnitees" has the meaning specified in Section 11.04. "Information" has the meaning specified in Section 11.07. "Intellectual Property" means all past, present and future: trade secrets, know-how and other proprietary information; trademarks, uniform resource locations (URLs), internet domain names, service marks, sound marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for 24 #500021837_v16 registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights, unpatented inventions (whether or not patentable); patent applications and patents; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing. "Interest Payment Date" means, (a) as to any Term SOFR Loan, (i) the last day of the relevant Interest Period, (ii) if the Interest Period is greater than three months, the first day of each calendar quarter with respect to interest accrued through the last day of each calendar quarter ending immediately prior to such date, (iii) any date that such Loan is prepaid or converted, in whole or in part, and (iv) the Revolving Credit Maturity Date; and (b) as to any Base Rate Loan (including a Swing Line Loan), (i) the first day of each calendar quarter with respect to interest accrued through the last day of each calendar quarter ending immediately prior to such date, (ii) any date that such Loan is prepaid or converted, in whole or in part, and (iii) the Revolving Credit Maturity Date; provided, further, that interest accruing at the Default Rate shall be payable from time to time upon demand of the Administrative Agent. "Interest Period" means, as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending, in each case, on the date one, three or six months (in each case, subject to availability) thereafter, as selected by the Borrower Agent in its Revolving Loan Notice; provided that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period shall extend beyond the Revolving Credit Maturity Date. "Inventory Formula Amount" means the lesser of (a) 70% of the Value of Eligible Inventory or (b) 85% of the NOLV Percentage of the Value of Eligible Inventory; provided that, notwithstanding the exclusion under the proviso in the definition of "Eligible Inventory", (i) 35% of the Value of Inventory purchased or otherwise acquired by a Borrower in an Acquisition permitted under Section 8.13 (as such Value is reflected on the financial statements of the target of such Acquisition (or if such statements are not available or not applicable, as reasonably estimated by the Borrower Agent and approved by the Administrative Agent)) shall be included on and from the date of the consummation of the Acquisition in the calculation of the Borrowing Base (including for the purpose of determining Availability for Loans being made hereunder on the date of the consummation of such Acquisition to pay consideration owed in respect thereof) until the earlier of (A) 90 days following the consummation of the Acquisition pursuant to which such Inventory was acquired or (B) such time as the Administrative Agent has completed a customary due diligence investigation as to such Inventory and such target (which investigation may, at the sole discretion of the Administrative Agent, include a Field Exam and appraisals) with results satisfactory to the Administrative Agent, at which time the actual Value and eligibility of such Inventory under the Borrowing Base shall be calculated and implemented accordingly, and (ii) 35% of the Value of 25 #500021837_v16

Inventory to be purchased or otherwise acquired by a Borrower in an Acquisition permitted under Section 8.13 shall be included for the purpose of determining Availability in the calculation of Pro Forma Availability in connection with such Acquisition; provided, however, that in each case of clause (i) and (ii), in no event shall the sum of the Value of such acquired Inventory included in the Borrowing Base, Availability and Pro Forma Availability plus the Value of the acquired Accounts included in the Borrowing Base, Availability and Pro Forma Availability pursuant to the definition of "Accounts Formula Amount" exceed 10% of the lesser of, as at any date of determination, (x) the Borrowing Base and (y) the Aggregate Commitments. "Inventory Reserve" means reserves established by Administrative Agent in its Credit Judgment to reflect factors that may negatively impact the Value of Inventory, including change in salability, obsolescence, seasonality, theft, shrinkage, imbalance, change in composition or mix, markdowns and vendor chargebacks. "Investment" means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such transfer or exchange. "IP Rights" has the meaning set forth in Section 6.17. "IRS" means the United States Internal Revenue Service. "ISP" means, with respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance). "Issuer Documents" means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and any Borrower (or any Subsidiary) or in favor the L/C Issuer and relating to any such Letter of Credit. "Joinder Agreements" means, collectively, the Borrower Joinder Agreements and the Security Joinder Agreements. "JPMorgan" means JPMorgan Chase Bank, N. A. "Landlord Lien State" means Pennsylvania, Virginia, Washington, and such other state(s) determined by the Administrative Agent in its Credit Judgment in which a landlord’s claim for rent may have priority over the Liens of the Administrative Agent granted herein. "Laws" means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents or authorities, including 26 #500021837_v16 the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. "L/C Advance" means each Revolving Lender’s funding of its participation in any L/C Borrowing in accordance with its Pro Rata Share. All L/C Advances shall be denominated in Dollars. "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Borrowing. All L/C Borrowings shall be denominated in Dollars. "L/C Credit Extension" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof. "L/C Obligations" means, as at any date of determination, (a) the aggregate undrawn amount of all outstanding Letters of Credit, plus (b) the aggregate of all Unreimbursed Amounts, including all L/C Borrowings, plus (c) if a Default or Event of Default has occurred and is continuing, the aggregate amount of all Letter of Credit Fees. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn. "L/C Issuer" means each of Bank of America and JPMorgan, each in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. At any time there is more than one L/C Issuer, all singular references to the L/C Issuer shall mean any L/C Issuer, either L/C Issuer, each L/C Issuer, the L/C Issuer that has issued the applicable Letter of Credit, or both L/C Issuers, as the context may require. "Lender" has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the L/C Issuer and the Swing Line Lender. "Lending Office" means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower Agent and the Administrative Agent. "Letter of Credit" means any letter of credit issued hereunder, and shall include the Existing Letters of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit. Letters of Credit may be issued in Dollars or in an Alternative Currency. "Letter of Credit Application" means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer. "Letter of Credit Expiration Date" means the day that is five days prior to the Revolving Credit Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day). "Letter of Credit Fees" means, collectively or individually as the context may indicate, the fees with respect to Letters of Credit described in Section 2.04(h). 27 #500021837_v16

"Letter of Credit Sublimit" means an amount equal to the lesser of (a) $60,000,000 and (b) the Aggregate Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments. "License" means any license or agreement under which a Borrower is granted IP Rights in connection with any manufacture, marketing, distribution or disposition of Collateral, any use of assets or property or any other conduct of its business. "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any capital lease having substantially the same economic effect as any of the foregoing). "Lien Waiver" means an agreement, in form and substance satisfactory to Administrative Agent in the exercise of its reasonable discretion, which may provide for (a) for any material Collateral located on leased premises, the lessor waives or subordinates any Lien it may have on the Collateral, and agrees to permit Agent to enter upon the premises and remove the Collateral or to use the premises to store or dispose of the Collateral; (b) for any Collateral held by a warehouseman, processor, shipper, customs broker or freight forwarder, such Person waives or subordinates any Lien it may have on the Collateral, agrees to hold any Documents in its possession relating to the Collateral as agent for Agent, and agrees to deliver the Collateral to Agent upon request; (c) for any Collateral held by a repairman, mechanic or bailee, such Person acknowledges Agent’s Lien, waives or subordinates any Lien it may have on the Collateral, and agrees to deliver the Collateral to Agent upon request; and (d) for any Collateral subject to a Licensor’s Intellectual Property rights, the Licensor grants to Agent the right, vis-à-vis such Licensor, to enforce Agent’s Liens with respect to the Collateral, including the right to dispose of it with the benefit of the Intellectual Property, whether or not a default exists under any applicable License. "Limited Condition Transaction" shall mean any Acquisition whose consummation is not conditioned on the availability of, or on obtaining, third-party financing. "Loan" means an extension of credit under Article II in the form of a Revolving Loan, a Swing Line Loan, an Overadvance Loan or a Protective Advance. "Loan Account" has the meaning specified in Section 2.12(a). "Loan Cap" means, on any date of determination, an amount equal to the lesser of (a) the Aggregate Commitments minus (only to the extent the Borrowing Base is greater than the Aggregate Commitments) the Availability Reserve; or (b) the Borrowing Base. "Loan Documents" means this Agreement, each Revolving Loan Note, each Security Instrument, each Revolving Loan Notice, each Issuer Document, each Compliance Certificate, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.17 and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender or the Administrative Agent in connection with the Loans made and transactions contemplated by this Agreement. "Loan Parties" means, collectively, each Borrower and each Guarantor. "London Banking Day" means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market. 28 #500021837_v16

"Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent), or condition (financial or otherwise) of the Company and the other Borrowers, taken as a whole; (b) a material impairment of the ability of any Borrower to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Borrower of any Loan Document to which it is a party or on the ability of the Administrative Agent to realize upon any material portion of the Collateral. "Material Subsidiary" means, as of any date of determination thereof, each direct or indirect Restricted Subsidiary of the Company that (a) holds, owns or contributes, as the case may be, 3% or more of the net sales, assets (including Equity Interests in other Subsidiaries) or Consolidated EBITDA of the Company and the Restricted Subsidiaries, on a consolidated basis (calculated as of the most recent fiscal period with respect to which the Administrative Agent shall have received financial statements required to be delivered pursuant to Sections 7.01(a) or (b) or if prior to delivery of any financial statements pursuant to such Sections, then calculated with respect to the financial statements dated as of June 30, 2010), (b) is designated by the Borrower Agent as a Material Subsidiary, or (c) Guarantees any Permitted Subordinated Debt. The Borrower Agent shall designate one or more Restricted Subsidiaries as Material Subsidiaries if, in the absence of such designation, the aggregate net sales, assets (including Equity Interests in other Subsidiaries) or contribution to Consolidated EBITDA of all Restricted Subsidiaries that are not Material Subsidiaries would exceed 3% of the net sales, assets or Consolidated EBITDA (calculated as of the most recent fiscal period with respect to which the Administrative Agent shall have received financial statements required to be delivered pursuant to Sections 7.01(a) or (b) or if prior to delivery of any financial statements pursuant to such Sections, then calculated with respect to the financial statements dated as of June 30, 2010). "Measurement Period" means, at any date of determination, the most recently completed four (4) consecutive fiscal quarters of the Company and its Subsidiaries for which financial statements have or should have been delivered in accordance with Section 7.01(a) or (b). "Moody’s" means Moody’s Investors Service, Inc. and any successor thereto. "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions. "Multiple Employer Plan" means a Plan which has two or more contributing sponsors (including any Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. "Net Cash Proceeds" means, with respect to the sale of any asset by the Company or any Restricted Subsidiary pursuant to Section 8.05(g), the excess, if any, of (i) the sum of the cash and cash equivalents received in connection with such sale (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by such asset and that is required to be repaid in connection with the sale thereof (other than Indebtedness under the Loan Documents and Indebtedness owing to the Company or any Restricted Subsidiary), (B) the out-of-pocket expenses incurred by the Company or any Restricted Subsidiary in connection with such sale, including any brokerage commissions, underwriting fees and discount, legal fees, finder’s fees and other similar fees and commissions, (C) taxes paid or reasonably estimated to be payable by the Company or any Restricted Subsidiary in connection with the relevant asset sale, (D) the amount of any reasonable reserve required to be established in accordance with GAAP against liabilities (other than 29 #500021837_v16 taxes deducted pursuant to clause (C) above) to the extent such reserves are (x) associated with the assets that are the object of such sale and (y) retained by the Company or any Restricted Subsidiary, and (E) the amount of any reasonable reserve for purchase price adjustments and retained fixed liabilities reasonably expected to be payable by the Company or any Restricted Subsidiary in connection therewith to the extent such reserves are (1) associated with the assets that are the object of such sale and (2) retained by the Company or any Restricted Subsidiary; provided that the amount of any subsequent reduction of any reserve provided for in clause (D) or (E) above (other than in connection with a payment in respect of such liability) shall (X) be deemed to be Net Cash Proceeds of such asset sale occurring on the date of such reduction, and (Y) immediately be applied to the prepayment of Loans in accordance with Section 2.06(d); "NOLV Percentage" means the net orderly liquidation value of Inventory, expressed as a percentage, expected to be realized at an orderly, negotiated sale held within a reasonable period of time, net of all liquidation expenses, as determined from the most recent appraisal of Borrowers’ Inventory performed by an appraiser and on terms satisfactory to Administrative Agent in the exercise of its reasonable discretion. "Non-Extending Lender" has the meaning set forth in Section 2.19(b). "Note Indenture" means that certain Indenture, dated as of May 28, 2021, between the Company, the guarantors signatory thereto and the Note Trustee. "Note Documents" means the Note Indenture and the Notes. "Note Obligations" means all Indebtedness and obligations of the Loan Parties and their Subsidiaries under the Note Documents. "Note Trustee" means Wells Fargo Bank, National Association, in its capacity as trustee under the Indenture, together with its successors and assigns in such capacity. "Notes" means the 4.000% Senior Notes due 2029 issued by the Company pursuant to the Note Indenture. "Notice Date" has the meaning set forth in Section 2.19(b). "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Borrower arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, or arising under any Related Credit Arrangement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Borrower or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that the Obligations shall exclude any Excluded Swap Obligations. "OFAC" means the U.S. Department of the Treasury’s Office of Foreign Assets Control. "Ordinary Course of Business" means the ordinary course of business of the Company and its Subsidiaries, undertaken in good faith. "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of 30 #500021837_v16 formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. "Other Connection Taxes" means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Documents). "Other Taxes" means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 4.06). "Outstanding Amount" means (a) with respect to Revolving Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Revolving Borrowings and any prepayments or repayments of Revolving Loans occurring on such date; (b) with respect to Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Swing Line Loans occurring on such date; and (c) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of amounts paid under outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date. "Overadvance" has the meaning given to such term in Section 2.03(g). "Overadvance Loan" means a Base Rate Revolving Loan made when an Overadvance exists or is caused by the funding thereof. "Overnight Rate" means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market. "Participant" has the meaning specified in Section 11.06(d). "Participant Register" has the meaning specified in Section 11.06(d). "Payment Item" means each check, draft or other item of payment payable to a Borrower, including those constituting proceeds of any Collateral. 31 #500021837_v16

"PBGC" means the Pension Benefit Guaranty Corporation. "Pension Act" means the Pension Protection Act of 2006. "Pension Funding Rules" means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. "Pension Plan" means any employee pension benefit plan (including a Multiple Employer Plan, but excluding a Multiemployer Plan) that is maintained or is contributed to by the Company or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. "Permitted Liens" means the types of Liens described in clauses (c), (d), and (r) of Section 8.01. "Permitted Refinancing Indebtedness" means any refinancing, refunding, renewal or extension of any Indebtedness; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (ii) the average life to maturity of any refinancing, refunding, renewal or extension of such Indebtedness permitted hereby is not less than the then average life to maturity of the Indebtedness so refinanced or replaced, (iii) the direct or contingent obligors with respect to such Indebtedness are not changed as a result of or in connection with such refinancing, refunding, renewal or extension in a manner adverse to the Administrative Agent and the Lenders in any material respect, and (iv) any refinancing, refunding, renewal or extension of Indebtedness subordinated to the Obligations shall be on terms no less favorable to the Administrative Agent and the Lenders, and no more restrictive to the Borrowers, than the subordinated Indebtedness being refinanced, refunded, renewed or extended and in an amount not less than the amount outstanding at the time thereof. "Permitted Subordinated Debt" means, individually or collectively as the context may indicate, any unsecured subordinated notes issued by the Company having terms consistent with the following: (i) subordination in right of payment to the Obligations pursuant to terms and conditions acceptable to the Administrative Agent in the exercise of its reasonable discretion, (ii) no scheduled payments of principal for at least one year following the Revolving Credit Maturity Date, (iii) commercially reasonable interest rates, (iv) the absence of financial maintenance covenants, and (v) the absence of covenants or any other terms or conditions that, taken as a whole, are more restrictive than the covenants, terms and restrictions contained in this Agreement and the other applicable Loan Documents; provided, in each case that such Indebtedness is either exchanged for, or 100% of the proceeds of such Indebtedness is used to repay, redeem or repurchase, in whole or in part, any Permitted Subordinated Debt and to pay related premiums, interest, fees, costs and expenses. "Permitted Subordinated Debt Documents" means all loan agreements, indentures, note purchase agreements, promissory notes, guarantees, and other instruments and agreements evidencing or executed in connection with Permitted Subordinated Debt, in each case as amended, supplemented, amended and restated or otherwise modified in accordance with Section 8.11. "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. 32 #500021837_v16

"Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), that is maintained (i) for employees of the Company (or any such plan to which the Company is required to contribute on behalf of its employees); or (ii) for employees of an ERISA Affiliate (or any such plan to which the ERISA Affiliate is required to contribute on behalf of its employees), but only if the Company or any Borrower could have an obligation to make contributions to such plan. "Platform" has the meaning specified in Section 7.02. "Prime Rate" means the rate of interest announced by Bank of America from time to time as its prime rate. Such rate is set by Bank of America on the basis of various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. "Pro Forma Availability" means for any date of calculation, the pro forma Availability on such date determined as if the applicable Acquisition, Investment, Restricted Payment or payment had been consummated on such date. "Properly Contested" means with respect to any obligation of a Borrower, (a) the obligation is subject to a bona fide dispute regarding amount or such Borrower’s liability to pay; (b) the obligation is being properly contested in good faith by appropriate proceedings promptly instituted and diligently pursued; (c) appropriate reserves have been established in accordance with GAAP; (d) no Lien is imposed on any Collateral, unless bonded and stayed to the satisfaction of Administrative Agent; and (e) if the obligation results from entry of a judgment or other order, such judgment or order is stayed pending appeal or other judicial review. "Protective Advance" has the meaning specified in Section 2.03(h). "Pro Rata Share" means, with respect to each Revolving Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Revolving Credit Commitment of such Revolving Lender at such time, subject to adjustment as provided in Section 2.18, and the denominator of which is the amount of the Aggregate Commitments at such time; provided that if the Aggregate Commitments have been terminated at such time, then the Pro Rata Share of each Revolving Lender shall be the Pro Rata Share of such Revolving Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to Section 11.06. The initial Pro Rata Share of each Revolving Lender is set forth opposite the name of such Revolving Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Revolving Lender becomes a party hereto, as applicable. "Qualified ECP" means a Loan Party with total assets exceeding $10,000,000, or that constitutes an "eligible contract participant" under the Commodity Exchange Act and can cause another Person to qualify as an "eligible contract participant" under Section 1a(18)(A)(v)(II) of such act. "Recipient" means the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder. "Register" has the meaning specified in Section 11.06(c). "Registered Public Accounting Firm" has the meaning specified in the Securities Laws and shall be independent of the Company as prescribed in the Securities Laws. 33 #500021837_v16

"Related Credit Arrangements" means, collectively, Related Swaps and Related Treasury Management and Other Services. "Related Credit Debt" means Indebtedness and other obligations of a Borrower arising under Related Credit Arrangements. "Related Credit Reserve" means the aggregate amount of reserves as may be established by Administrative Agent in amounts up to the amounts set forth in the written notices to the Administrative Agent referenced in the definition of "Secured Related Credit Obligations" and as such amount may be adjusted by the Administrative Agent based on such notices or otherwise increased or decreased in its Credit Judgment from time to time in its discretion in respect of Secured Related Credit Obligations. "Related Parties" means, with respect to any Person, such Person’s Affiliates and the partners, directors, trustees, officers, employees, agents and advisors of such Person and of such Person’s Affiliates. "Related Swap" means all Swaps that are entered into or maintained by any Borrower or Restricted Subsidiary with a Lender or Affiliate of a Lender that are not prohibited by the express terms of the Loan Documents. "Related Treasury Management and Other Services" means (a) all arrangements for the delivery of treasury management services, (b) all commercial credit card, merchant card and purchasing card services; and (c) all other banking products or services (including leases), other than Letters of Credit, in each case, to or for the benefit of any Borrower or Restricted Subsidiary which are entered into or maintained with a Lender or Affiliate of a Lender and which are not prohibited by the express terms of the Loan Documents. "Rent and Charges Reserve" means the aggregate of (a) all past due rent and other amounts owing by a Borrower to any landlord, warehouseman, processor, repairman, mechanic, shipper, freight forwarder, broker or other Person who possesses any Collateral or could assert a Lien on any Collateral; and (b) a reserve at least equal to three months rent and other charges that could be payable to any such Person, unless it has executed a Lien Waiver; provided that the Administrative Agent shall not institute a Rent and Charges Reserve (or otherwise exclude Inventory from the definition of Eligible Inventory) as a result of the failure to deliver an appropriate Lien Waiver with respect to such locations leased as of the Closing Date and thereafter, until 60 days following the Closing Date (or, if later, within 60 days following the date such location is acquired or leased). "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived. "Reporting Trigger Period" means the period (a) commencing on the day after the continuation for five (5) consecutive Business Days of Availability being less than the Reporting Trigger Threshold and (b) continuing until the date that during the previous thirty (30) consecutive days, Availability has been greater than the Reporting Trigger Threshold at all times during such period. "Reporting Trigger Threshold" means the greater of (a) 12.5% of the Loan Cap at such time and (b) $21,500,000. "Request for Credit Extension" means (a) with respect to a Revolving Borrowing, conversion or continuation of Revolving Loans, a Revolving Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. 34 #500021837_v16

"Required Lenders" means, as of any date of determination, Lenders having more than 50% of the Aggregate Commitments or, if the commitment of each Lender to make Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 9.02, Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed "held" by such Revolving Lender for purposes of this definition); provided that any Revolving Credit Commitment of, and the portion of the Total Outstandings (including risk participations in Letters of Credit and Swing Line Loans) held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. "Reserve" means any reserve constituting all or any portion of the Availability Reserve or the Borrowing Base Reserve. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. "Responsible Officer" means, with respect to each Borrower, the chief executive officer, president, chief financial officer, treasurer, controller or assistant treasurer or any vice president of such Borrower or any other officer or employee of the applicable Borrower designated in a prior written notice to the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Borrower. "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of the Company or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to the Company’s stockholders, partners or members (or the equivalent Person thereof). For avoidance of doubt, payments pursuant to any shared services agreement described in Section 8.08 shall not be deemed to be Restricted Payments. "Restricted Subsidiaries" means all Subsidiaries of the Company other than the Unrestricted Subsidiaries. "Restrictive Agreement" means an agreement (other than a Loan Document) that conditions or restricts the right of any Borrower or any other Restricted Subsidiary to declare or make any Restricted Payment. "Revaluation Date" means, with respect to any Letter of Credit, each of the following: (a) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (b) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (c) each date of any payment by the L/C Issuer under any Letter of Credit denominated in an Alternative Currency, (d) each date of any Revolving Loan Notice for a Base Rate Loan under Section 2.04(c)(i), (e) each date of payment of funds in an Alternative Currency by the Administrative Agent to the L/C Issuer pursuant to Section 2.04(c)(ii), and (f) such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Lenders shall require. "Revolving Borrowing" means a borrowing consisting of simultaneous Revolving Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period, made by each of the Revolving Lenders pursuant to Section 2.02. 35 #500021837_v16

"Revolving Credit Commitment" means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Borrowers pursuant to Section 2.02, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. "Revolving Credit Facility" means the facility described in Sections 2.02, 2.04 and 2.05 providing for Revolving Loans, Swing Line Loans and Letters of Credit to or for the benefit of the Borrowers by the Revolving Lenders, Swing Line Lender and L/C Issuer, as the case may be, in the maximum aggregate principal amount at any time outstanding of $175,000,000, as adjusted from time to time pursuant to the terms of this Agreement. "Revolving Credit Maturity Date" means July 29, 2025the earlier of (a) March 28, 2029, and (b) ninety-one (91) days prior to the stated maturity date of the Notes (as the same may be extended from time to time in accordance with the Note Indenture) if such Notes are then outstanding. "Revolving Lender" means each Lender that has a Revolving Credit Commitment or, following termination of the Revolving Credit Commitments, has Revolving Loans outstanding or participations in an outstanding Letter of Credit or Swing Line Loan. "Revolving Loan" means a Base Rate Loan or a Term SOFR Loan made to any Borrower pursuant to Section 2.02, except as otherwise provided herein. "Revolving Loan Note" means a promissory note made by the Borrowers in favor of a Revolving Lender evidencing Revolving Loans made by such Revolving Lender, substantially in the form of Exhibit C. "Revolving Loan Notice" means a notice of (a) a Revolving Borrowing, (b) a conversion of Revolving Loans from one Type to the other, or (c) a continuation of Term SOFR Loans, pursuant to Section 2.03(a), which, if in writing, shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of a Borrower. "Royalties" means all royalties, fees, expense reimbursement and other amounts payable by a Borrower under a License. "S&P" means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto. "Same Day Funds" means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the L/C Issuer to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. "Sanctioned Country" means, at any time, a country, region or territory which is itself the subject or target of any Sanctions and with which dealings are prohibited under applicable law. 36 #500021837_v16

"Sanctioned Person" means, at any time, (a) any Person listed in any Sanctions related list of designated Persons maintained by OFAC, the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state or HerHis Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person described in clause (a) or (b) above, with respect to (a), (b) or (c) above, only to the extent dealing with such Person is prohibited by applicable law. "Sanction(s)" means applicable economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, any EU member state or HerHis Majesty’s Treasury ("HMT"). "Sarbanes-Oxley" means the Sarbanes-Oxley Act of 2002. "Scheduled Unavailability Date" has the meaning specified in Section 4.03(b). "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. "Secured Parties" means, collectively, with respect to each of the Security Instruments, the Administrative Agent, the Lenders and such other Persons for whose benefit the Lien thereunder is conferred, as therein provided. "Secured Related Credit Obligations" means Related Credit Debt owing to a Secured Related Credit Provider, up to the maximum amount (in the case of any Secured Related Credit Provider other than Bank of America and its Affiliates) specified by such provider in writing to Administrative Agent, which amount may be established or increased (by further written notice to Administrative Agent from time to time) as long as no Default or Event of Default exists and establishment of a Related Credit Reserve for such amount and all other Secured Related Credit Obligations would not result in an Overadvance. "Secured Related Credit Provider" means (a) Bank of America or any of its Affiliates; and (b) any Lender or Affiliate of a Lender that is a provider under a Related Credit Arrangement, provided that such provider delivers written notice to Administrative Agent, in form and substance satisfactory to Administrative Agent, by the later of (i) 10 days following the Closing Date or the Fifth Amendment Effective Date or (ii) 10 days following the entering into of the Related Credit Arrangement, which written notice shall (A) describe the Related Credit Arrangement and set forth the maximum amount thereunder to be secured by the Collateral and the methodology to be used in calculating such amount and (B) contain an agreement by such Lender or the applicable Affiliate of a Lender to be bound by Section 10.12. "Securities Laws" means the Securities Act of 1933, the Exchange Act, Sarbanes-Oxley and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the Public Company Accounting Oversight Board, as each of the foregoing may be amended and in effect on any applicable date hereunder. "Security Agreement" means the Amended and Restated Security Agreement, dated as of the Fifth Amendment Effective Date, by the Borrowers to the Administrative Agent for the benefit of the Secured Parties, as supplemented from time to time by the execution and delivery of Security Joinder Agreements pursuant to Section 7.12. 37 #500021837_v16

"Security Instruments" means, collectively or individually as the context may indicate, the Security Agreement (including any Security Joinder Agreements), each Deposit Account Control Agreement, and all other agreements (including securities account control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which any Borrower shall grant or convey to the Administrative Agent or the Lenders a Lien in, or any other Person shall acknowledge any such Lien in, property as security for all or any portion of the Obligations or any other obligation under any Loan Document, as any of them may be reinstated from time to time in accordance with the terms hereof and thereof. "Security Joinder Agreement" means each Security Joinder Agreement, substantially in the form thereof attached to the Security Agreement, executed and delivered by a Borrower to the Administrative Agent pursuant to Section 7.12. “Seventh Amendment” means that certain Seventh Amendment to Credit Agreement and First Amendment to Amended and Restated Security Agreement dated as of the Seventh Amendment Effective Date by and among the Borrowers, the Lenders party thereto, and the Administrative Agent. “Seventh Amendment Effective Date” means March 28, 2024. "SOFR" means the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). "SOFR Adjustment" means 0.10%. "Solvent" means, as to any Person, such Person (a) owns property or assets whose fair salable value is greater than the amount required to pay all of its debts (including contingent, subordinated, unmatured and unliquidated liabilities); (b) owns property or assets whose present fair salable value (as defined below) is greater than the probable total liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of such Person as they become absolute and matured; (c) is able to pay all of its debts as they mature; (d) has capital that is not unreasonably small for its business and is sufficient to carry on its business and transactions and all business and transactions in which it is about to engage; (e) is not "insolvent" within the meaning of Section 101(32) of the Bankruptcy Code; and (f) has not incurred (by way of assumption or otherwise) any obligations or liabilities (contingent or otherwise) under any Loan Documents, or made any conveyance in connection therewith, with actual intent to hinder, delay or defraud either present or future creditors of such Person or any of its Affiliates. "Fair salable value" means the amount that could be obtained for assets within a reasonable time, either through collection or through sale under ordinary selling conditions by a capable and diligent seller to an interested buyer who is willing (but under no compulsion) to purchase. For purposes hereof, the amount of all contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, can reasonably be expected to become an actual or matured liability. "SPC" has the meaning specified in Section 11.06(h). "Specified Event of Default" means any Event of Default of the type described in Section 9.01(a), Section 9.01(b)(i) (solely with respect to failure to observe or perform any covenant, condition or agreement contained in Section 8.12), Section 9.01(b)(ii) (solely with respect to failure to observe or perform any covenant, condition or agreement contained in Section 3.02(a)), Section 9.01(d) (solely with respect to representations, warranties and certifications set forth in any Borrowing Base Certificate), Section 9.01(f) or Section 9.01(g). "Specified Loan Party" means any Loan Party that is not an "eligible contract participant" under the Commodity Exchange Act (determined prior to giving effect to Section 2.16). 38 #500021837_v16

"Spot Rate" for a currency means the rate determined by the L/C Issuer to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or the L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided further that the L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency. "Sterling" and "£" mean the lawful currency of the United Kingdom. "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company or other business entity (but not a representative office of such Person) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the Company and shall include, without limitation, the Unrestricted Subsidiaries. "Successor Rate" has the meaning specified in Section 4.03(b). "Swap" has the meaning specified in Section 1a(47) of the Commodity Exchange Act. "Swap Obligations" means any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap. "Swap Termination Value" means, in respect of any one or more Swaps, after taking into account the effect of any legally enforceable netting agreement relating to such Swaps, (a) for any date on or after the date such Swaps have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swaps, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swaps (which may include a Lender or any Affiliate of a Lender). "Swing Line" means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.05. "Swing Line Borrowing" means a borrowing of a Swing Line Loan pursuant to Section 2.05. "Swing Line Lender" means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder. "Swing Line Loan" has the meaning specified in Section 2.05(a). "Swing Line Loan Notice" means a notice of a Swing Line Borrowing pursuant to Section 2.05(b), which, if in writing, shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent pursuant), appropriately completed and signed by a Responsible Officer of a Borrower. 39 #500021837_v16

"Swing Line Sublimit" means an amount equal to the greater of (a) $25,000,000 and (b) 10% of the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments. "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). "TARGET Day" means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. "Taxes" means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. "Term SOFR" means (a) for any Interest Period relating to a Loan (other than a Base Rate Loan), a per annum rate equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such Interest Period, with a term equivalent to such Interest Period (or if such rate is not published prior to 11:00 a.m. on the determination date, the applicable Term SOFR Screen Rate on the U.S. Government Securities Business Day immediately prior thereto), plus the SOFR Adjustment for such Interest Period; and (b) for any interest calculation relating to a Base Rate Loan on any day, a fluctuating rate of interest equal to the Term SOFR Screen Rate with a term of one month commencing that day, plus the SOFR Adjustment for such term; provided, that in no event shall Term SOFR be less than zero. "Term SOFR Loan" means a Loan that bears interest based on clause (a) of the definition of Term SOFR. "Term SOFR Screen Rate" means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent in its reasonable discretion) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). "Total Outstandings" means the aggregate Outstanding Amount of all Revolving Loans and all L/C Obligations. "Transactions" means the entering into by the Borrowers of (i) the Fifth Amendment to Credit Agreement on the FifthClosing Date and (ii) the Seventh Amendment on the Seventh Amendment Effective Date, as the context so requires. “Tyco” means Tyco International Ltd., a corporation organized under the laws of Switzerland, and any of its successors and predecessors in interest. “Tyco Indemnity” means the indemnity provided by Tyco under certain acquisition documents pursuant to which a predecessor of Tyco sold the Mueller Co. and Anvil businesses to a predecessor owner, which indemnity continues indefinitely and covers certain liabilities (including environmental liabilities) relating to the time prior to August 1999 and which indemnity is more fully described in the Company’s periodic filings with the SEC and notes to financial statements. 40 #500021837_v16

"Type" means with respect to a Revolving Loan, its character as a Base Rate Loan or a Term SOFR Loan. "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, with respect to any financing statement or by reason of any mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to any applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, the term "UCC" shall also include the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Agreement, each Loan Document and any financing statement relating to such perfection or effect of perfection or non-perfection. "UCP" means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce ("ICC") Publication No. 600 (or such later version thereof as may be in effect at the time of issuance). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. "United States" and "U.S." mean the United States of America. "Unreimbursed Amount" has the meaning specified in Section 2.04(c)(i). "Unrestricted Captive Insurance Subsidiary" means any Unrestricted Subsidiary of the Company that is maintained as a self-insurance Subsidiary and is properly licensed and subject to regulation as an insurance company so long as such Unrestricted Subsidiary (a) conducts no business other than providing insurance for the Company and its Subsidiaries (including through fronting arrangements as set forth in Section 7.07(b)), other activities directly related thereto, and activities and contractual rights incidental to maintenance of its corporate existence and (b) owns no material assets other than any contractual rights, cash, Cash Equivalents, securities and accounts, in each case, directly relating to such insurance business. "Unrestricted Subsidiaries" means (a) each Subsidiary of the Company listed on Schedule 1.01(a), (b) each Unrestricted Captive Insurance Subsidiary, and (bc) any Subsidiary of the Company designated by the board of directors of the Company as an Unrestricted Subsidiary pursuant to Section 7.15 subsequent to the Closing Date. "U.S. Government Securities Business Day" means any Business Day, except any day on which the Securities Industry and Financial Markets Association, New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because the day is a legal holiday under New York law or U.S. federal law. "U.S. Person" means any Person that is a "United States Person" as defined in Section 7701(a)(30) of the Code. 41 #500021837_v16

"U.S. Tax Compliance Certificate" has the meaning specified in Section 4.01(e)(ii)(B)(3). "Value" means (a) for Eligible Inventory, its value determined on the basis of the lower of cost or market, calculated on a first-in, first out basis, and excluding any portion of cost attributable to intercompany profit among Borrowers and their Affiliates; and (b) for an Eligible Account, its face amount, net of any returns, rebates, discounts (calculated on the shortest terms), credits, allowances or Taxes (including sales, excise or other taxes) that have been or could reasonably be expected to be claimed by the Account Debtor or any other Person, in each case for an Eligible Account payable in Canadian Dollars, the Dollar Equivalent of such Canadian Dollar amounts. "Voting Securities" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency. "Write-Down and Conversion Powers" means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. "Yen" and "¥" mean the lawful currency of Japan. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall." Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words "herein," "hereof" and "hereunder," and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. 42 #500021837_v16

(b) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including." (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant), representation and warranty or other provision contained herein, all liability amounts (including Indebtedness) shall be determined excluding any liability relating to any operating lease, all asset amounts shall be determined excluding any right-of-use assets relating to any operating lease, all amortization amounts shall be determined excluding any amortization of a right-of-use asset relating to any operating lease, and all interest amounts shall be determined excluding any portion of rent payable under any operating lease in each case to the extent that such liability, asset, amortization or interest (a) pertains to an operating lease under which the covenantor or a member of its consolidated group is the lessee and (b) would not have been accounted for as such under GAAP prior to December 15, 2018. The terms “capital lease” and “finance lease” are used interchangeably herein and shall be understood to signify the same leases. (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower Agent or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower Agent shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower Agent shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. (c) All defined terms used in the calculation of Consolidated Fixed Charge Coverage Ratio hereof shall be calculated on a historical pro forma basis giving effect (by inclusion or exclusion, as applicable), during any period of measurement that includes any Acquisition permitted by Section 8.13 or any Disposition permitted by Section 8.05(e) or 8.05(h), to the actual historical results of the Person so acquired or Person or assets disposed of, as applicable, which calculation shall include only adjustments as are permitted under Regulation S-X of the SEC or as otherwise reasonably satisfactory to the Administrative Agent. (d) Any pro forma calculation of the Consolidated Fixed Charge Coverage Ratio shall be made (i) as if all Indebtedness incurred or repaid or Acquisition or Investments made at the time of such measurement had been incurred or repaid or made, as applicable, on the first day of the Measurement Period most recently ended for which the Borrower Agent has delivered (or were required to deliver) financial statements pursuant to Section 7.01(a) or 7.01(b) and (ii) pro forma for any other element of the relevant transaction that would affect the calculation of Consolidated Fixed Charge Coverage Ratio. 43 #500021837_v16

(e) For the avoidance of doubt, the term "the Company and its Restricted Subsidiaries" as used in the defined terms used in the calculation of the Consolidated Fixed Charge Coverage Ratio shall not include any consolidation of the assets, liabilities or results of operations of the Unrestricted Subsidiaries in the assets, liabilities or results of the Company or any Restricted Subsidiary. (f) Consolidation of Variable Interest Entities. Except as expressly provided otherwise herein, all references herein to consolidated financial statements of the Company and its Subsidiaries or to the determination of any amount for the Company and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Company is required to consolidate pursuant to FASB Interpretation No. 46 – Consolidation of Variable Interest Entities: an interpretation of ARB No. 51 (January 2003) as if such variable interest entity were a Subsidiary as defined herein. (g) In computing financial ratios and other financial calculations of the Company and its Restricted Subsidiaries required to be submitted pursuant to this Agreement, all Indebtedness of the Company and its Restricted Subsidiaries shall be calculated at par value irrespective if the Company has elected the fair value option pursuant to FASB Interpretation No. 159 – The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115 (February 2007). 1.04 Uniform Commercial Code. As used herein, the following terms are defined in accordance with the UCC in effect in the State of New York from time to time: "Chattel Paper," "Commercial Tort Claim," "Deposit Account," "Document," "General Intangibles," "Instrument," "Investment Property," "Letter-of-Credit Right," "Securities Account" and "Supporting Obligation." 1.05 Rounding. Any financial ratios required to be maintained by the Borrowers pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.06 Times of Day; Rates. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.07 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.08 Exchange Rates; Currency Equivalents. (a) The L/C Issuer shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of L/C Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by the Borrowers hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the L/C Issuer. 44 #500021837_v16

(b) Wherever in this Agreement in connection with the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the L/C Issuer. 1.09 Additional Alternative Currencies. (a) The Borrowers may from time to time request that Letters of Credit be issued in a currency other than those specifically listed in the definition of "Alternative Currency;" provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request, such request shall be subject to the approval of the Administrative Agent and the L/C Issuer. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired L/C Credit Extension (or such other time or date as may be agreed by the Administrative Agent and the L/C Issuer, in their sole discretion). The Administrative Agent shall promptly notify the L/C Issuer of any such request. The L/C Issuer shall notify the Administrative Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the issuance of Letters of Credit in such requested currency. (c) Any failure by the L/C Issuer to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by the L/C Issuer to permit Letters of Credit to be issued in such requested currency. If the Administrative Agent and the L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower Agent and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.09, the Administrative Agent shall promptly so notify the Borrower Agent. 1.10 Change of Currency. (a) Each obligation of the Borrowers to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS 45 #500021837_v16

2.01 Borrower Agent. Each Borrower hereby designates the Company ("Borrower Agent") as its representative and agent for all purposes under the Loan Documents, including requests for Credit Extensions, designation of interest rates, delivery or receipt of communications, preparation and delivery of Borrowing Base Certificates and financial reports, receipt and payment of Obligations, requests for waivers, amendments or other accommodations, actions under the Loan Documents (including in respect of compliance with covenants), and all other dealings with Administrative Agent, L/C Issuers or any Lender. Borrower Agent hereby accepts such appointment. Administrative Agent and Lenders shall be entitled to rely upon, and shall be fully protected in relying upon, any notice or communication (including any notice of borrowing) delivered by Borrower Agent on behalf of any Borrower. Administrative Agent and Lenders may give any notice or communication with a Borrower hereunder to Borrower Agent on behalf of such Borrower. Each of Administrative Agent, L/C Issuers and Lenders shall have the right, in its discretion, to deal exclusively with Borrower Agent for any or all purposes under the Loan Documents. Each Borrower agrees that any notice, election, communication, representation, agreement or undertaking made on its behalf by Borrower Agent shall be binding upon and enforceable against it. Upon not less than 10 days prior notice to the Administrative Agent, the Borrower Agent may resign at any time, such resignation to be effective upon the appointment of a successor Borrower Agent. The Administrative Agent shall give notice of such resignation to the Lenders. 2.02 Revolving Loans. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make, convert and continue Revolving Loans to the Borrowers on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Revolving Lender’s Revolving Credit Commitment; provided, however, that after giving effect to any Revolving Borrowing, (i) the Total Outstandings shall not exceed the Loan Cap (excluding any applicable L/C Reserve), and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Revolving Credit Commitment. Within the limits of each Revolving Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.02, prepay under Section 2.06, and reborrow under this Section 2.02. Revolving Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein. 2.03 Borrowings, Conversions and Continuations of Loans. (a) Each Revolving Borrowing, each conversion of Revolving Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the Borrower Agent’s irrevocable notice to the Administrative Agent pursuant to a Revolving Loan Notice, which Revolving Loan Notice may be telephonic or written. Each such Revolving Loan Notice must be received by the Administrative Agent not later than 12:00 noon (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Not later than 11:00 a.m., (i) three Business Days before the requested date of such Borrowing, conversion or continuation of Term SOFR Loans, the Administrative Agent shall notify the Borrower Agent (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Revolving Lenders. Each telephonic notice by the Borrower Agent pursuant to this Section 2.03(a) must be confirmed promptly by delivery to the Administrative Agent of a written Revolving Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower Agent (unless such Revolving Loan Notice is being delivered by the Swing Line Lender pursuant to Section 2.05(c) or by the Administrative Agent on behalf of the L/C Issuer pursuant to Section 2.04(c)(i)); provided that the lack of such prompt confirmation shall not affect the conclusiveness or binding effect of such telephonic notice. 46 #500021837_v16

Each Borrowing of, conversion to or continuation of Term SOFR Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.04(c) and 2.05(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Revolving Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower Agent is requesting a Borrowing, a conversion of Revolving Loans from one Type to the other, or a continuation of Term SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Revolving Loans to be borrowed, converted or continued, (iv) the Type of Revolving Loans to be borrowed or to which existing Revolving Loans are to be converted and (v) if applicable, the duration of the Interest Period with respect thereto. Each written Revolving Loan Notice shall be substantially in the form of Exhibit A attached hereto. If the Borrower Agent fails to specify a Type of Revolving Loans in a Revolving Loan Notice or if the Borrower Agent fails to give a timely notice requesting a conversion or continuation of Loans, then the applicable Loans shall, subject to the last sentence of this Section 2.03(a), be made as, or continued as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Borrower Agent requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Revolving Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of three months. (b) Following receipt of a Revolving Loan Notice, the Administrative Agent shall promptly notify each Revolving Lender of the amount of its Pro Rata Share of the applicable Revolving Loans. If no timely notice of a conversion or continuation is provided by the Borrower Agent, the Administrative Agent shall notify each Revolving Lender of the details of any automatic conversion to Base Rate Loans as described in the preceding subsection. Each Lender shall make the amount of its Revolving Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 2:00 p.m. on the Business Day specified in the applicable Revolving Loan Notice. A Revolving Lender may cause an Affiliate to fund or make the amount of its Loan available in accordance with the foregoing provisions. Upon satisfaction of the applicable conditions set forth in Section 5.02 (and, if such Borrowing is the initial Credit Extension, Section 5.01), the Administrative Agent shall make all funds so received available to the Borrower Agent either by (i) crediting the account of the Borrower Agent on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower Agent; provided, however, that if, on the date the Revolving Loan Notice with respect to such Borrowing is given by the Borrower Agent, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the Borrower Agent as provided above. (c) Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Term SOFR Loans without the consent of the Required Lenders. (d) The Administrative Agent shall promptly notify the Borrower Agent and the applicable Lenders of the interest rate applicable to any Interest Period for Term SOFR Loans upon determination of such interest rate. The determination of the Term SOFR by the Administrative Agent shall be conclusive in the absence of manifest error. 47 #500021837_v16

(e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not at any time be more than ten Interest Periods in effect with respect to the Revolving Credit Facility. (f) Unless payment is otherwise timely made by Borrowers, the becoming due of any Obligations (whether principal, interest, fees or other charges, including costs and expenses pursuant to Section 11.04(a), L/C Obligations, Cash Collateral and Secured Related Credit Obligations) shall be deemed to be a request for Base Rate Loans on the due date, in the amount of such Obligations. The proceeds of such Base Rate Loans shall be disbursed as direct payment of the relevant Obligation. In addition, Administrative Agent may, at its option, charge such Obligations against any operating, investment or other account of a Borrower maintained with Administrative Agent or any of its Affiliates. (g) If the aggregate Revolving Loans exceed the Loan Cap ("Overadvance") at any time, the excess amount shall be payable by Borrowers within 1 Business Day of a demand by Administrative Agent, but all such Revolving Loans shall nevertheless constitute Obligations secured by the Collateral and entitled to all benefits of the Loan Documents. Unless its authority has been revoked in writing by Required Lenders, Administrative Agent may require Lenders to honor requests for Overadvance Loans and to forbear from requiring Borrowers to cure an Overadvance, (a) when no other Event of Default is known to Administrative Agent, as long as (i) the Overadvance does not continue for more than 30 consecutive days (and no Overadvance may exist for at least five consecutive days thereafter before further Overadvance Loans are required), and (ii) the Overadvance does not exceed 10% of the Loan Cap; and (b) regardless of whether an Event of Default exists, if Administrative Agent discovers an Overadvance not previously known by it to exist, as long as from the date of such discovery the Overadvance (i) is not increased so that the total outstanding amount of the Overadvance exceeds 10% of the Loan Cap, and (ii) does not continue for more than 30 consecutive days. In no event shall Overadvance Loans be required that would cause the outstanding Revolving Loans and L/C Obligations to exceed the Aggregate Commitments. Any funding of an Overadvance Loan or sufferance of an Overadvance shall not constitute a waiver by Administrative Agent or Lenders of the Event of Default caused thereby. In no event shall any Borrower or other Borrower be deemed a beneficiary of this Section nor authorized to enforce any of its terms. (h) Administrative Agent shall be authorized, in its discretion, at any time that any conditions in Article V are not satisfied, to make Base Rate Revolving Loans ("Protective Advances") (a) up to an aggregate amount (when combined with any outstanding Overadvance) of up to 10% of the Loan Cap at any time, if the Administrative Agent deems such Loans necessary or desirable to preserve or protect Collateral, or to enhance the collectability or repayment of Obligations; or (b) to pay any other amounts chargeable to Borrowers under any Loan Documents, including costs, fees and expenses. Each Lender shall participate in each Protective Advance in an amount equal to its Pro Rata Share of such Protective Advance. In no event shall the Administrative Agent make any Protective Advance that would cause the sum of outstanding Revolving Loans plus L/C Obligations to exceed the Aggregate Commitments. Required Lenders may at any time revoke Administrative Agent’s authority to make further Protective Advances by written notice to Administrative Agent. Absent such revocation, Administrative Agent’s determination that funding of a Protective Advance is appropriate shall be conclusive. (i) Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all of the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower Agent, the Administrative Agent, and such Lender. 48 #500021837_v16

2.04 Letters of Credit. (a) The Letter of Credit Commitment.(i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Revolving Lenders set forth in this Section 2.04, (1) from time to time on any Business Day during the period from the Closing Date until the earlier to occur of the Letter of Credit Expiration Date or the termination of the Availability Period, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies at the request of the Borrower Agent for the account of the Company, any other Borrower or, any Restricted Subsidiary or any Unrestricted Captive Insurance Subsidiary, and to amend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drafts under the Letters of Credit; and (B) the Revolving Lenders severally agree to participate in Letters of Credit issued for the account of the Company, any other Borrower or, any Restricted Subsidiary or any Unrestricted Captive Insurance Subsidiary and any drawings thereunder; provided that the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Revolving Lender shall be obligated to participate in any Letter of Credit, if as of the date of such L/C Credit Extension, (A) the Total Outstandings would exceed the Aggregate Commitments, (B) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Revolving Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Revolving Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans would exceed such Revolving Lender’s Revolving Credit Commitment, and (C) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit. Each request by the Borrower Agent for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower Agent that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrowers’ ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrowers may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof. (ii) The L/C Issuer shall not issue any Letter of Credit, if: (A) subject to Section 2.04(b)(iii), the expiry date of such requested Letter of Credit would occur (i) as to standby Letters of Credit, more than twelve months after the date of issuance or last renewal, and (ii) as to commercial Letters of Credit, later than the earlier of (1) 270 days after the date of issuance thereof and (2) 60 days before the Letter of Credit Expiration Date, unless in each case the Required Lenders have approved such expiry date; or (B) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders and the L/C Issuer have approved such expiry date; 49 #500021837_v16

(iii) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it; (B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer; (C) such Letter of Credit is in an initial amount less than the Dollar Equivalent of $10,000; provided, that the Administrative Agent and L/C Issuer agree that up to 15 Letters of Credit may be issued and outstanding hereunder in amounts less than the Dollar Equivalent of $10,000; (D) any Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer with the Borrowers or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.18(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; (E) except as otherwise agreed by the Administrative Agent and the L/C Issuer, such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency; or (F) the L/C Issuer does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency. (iv) The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof. (v) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. (vi) The L/C Issuer shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative 50 #500021837_v16

Agent in Article X with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in Article X included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer. (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower Agent delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower Agent or a Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the L/C Issuer, by personal delivery or by any other means acceptable to the L/C Issuer. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing or presentation thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing or presentation thereunder; (G) the name of any Restricted Subsidiary or Unrestricted Captive Insurance Subsidiary (other than a Borrower applicant) for whose account the Letter of Credit is to be issued, if applicable and (H) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require. Additionally, the Borrower Agent shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may require. (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the applicable Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Revolving Lender, the Administrative Agent or any Borrower, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article V shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Company, a Borrower or the applicable Restricted Subsidiary or Unrestricted Captive Insurance Subsidiary, or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuers usual and 51 #500021837_v16 customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Lender’s Pro Rata Share times the amount of such Letter of Credit. (iii) If the Borrower Agent so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit other than a commercial Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Letter of Credit"); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Non-Extension Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower Agent shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions clause (ii) or (iii) of Section 2.04(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Revolving Lender or the Borrower Agent that one or more of the applicable conditions specified in Section 5.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension. (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower Agent and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (c) Drawings and Reimbursements; Funding of Participations. (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing or presentation of documents under such Letter of Credit, the L/C Issuer shall notify the Borrower Agent and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the Borrowers shall reimburse the L/C Issuer in such Alternative Currency, unless (A) the L/C Issuer (at its option) shall have specified in such notice that it will require reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Borrower Agent shall have notified the L/C Issuer promptly following receipt of the notice of drawing that the Borrowers will reimburse the L/C Issuer in Dollars. If, for any reason, the Borrowers are prohibited by any Law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the L/C Issuer shall notify the Borrower Agent of the Dollar Equivalent of the amount of the drawing 52 #500021837_v16 promptly following the determination thereof. Not later than 1:00 p.m. on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by the L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date, an "Honor Date"), any Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency. If the Borrowers fail so to reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed drawing or payment (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the "Unreimbursed Amount"), and the amount of such Revolving Lender’s Pro Rata Share thereof. In such event, the Borrower Agent shall be deemed to have requested a Revolving Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.03 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 5.02 (other than the delivery of a Revolving Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.04(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Revolving Lender shall upon any notice pursuant to Section 2.04(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) to the Administrative Agent for the account of the L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar denominated payments an amount equal to its Pro Rata Share of the Unreimbursed Amount not later than 3:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.04(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Revolving Loan to the Borrower Agent in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer in Dollars. (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Borrowing of Base Rate Loans because the conditions set forth in Section 5.02 cannot be satisfied or for any other reason, the Borrowers shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.04(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 2.04. (iv) Until each Revolving Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.04(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Lender’s Pro Rata Share of such amount shall be solely for the account of the L/C Issuer. (v) Each Revolving Lender’s obligation to make Revolving Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.04(c), shall be absolute and unconditional and shall not be 53 #500021837_v16 affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the L/C Issuer, any Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 5.02 (other than delivery by the Borrower Agent of a Revolving Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrowers to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Revolving Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(ii), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. A certificate of the L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error. (d) Repayment of Participations. (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Lender such Revolving Lender’s L/C Advance in respect of such payment in accordance with Section 2.04(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrowers or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Lender its Pro Rata Share thereof in Dollars (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s L/C Advance was outstanding) and in the same funds as those received by the Administrative Agent. (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.04(c)(i) is required to be returned under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Revolving Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Obligations Absolute. The obligation of the Borrowers to reimburse the L/C Issuer for each drawing under each Letter of Credit (whether or not issued for the account of a Restricted Subsidiary that is not a Borrower or an Unrestricted Captive Insurance Subsidiary) and to repay each L/C 54 #500021837_v16

Borrowing shall be joint and several and absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other agreement or instrument relating thereto; (ii) the existence of any claim, counterclaim, set-off, defense or other right that any Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document or endorsement presented under or in connection with such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Borrower or any waiver by the L/C Issuer which does not in fact materially prejudice the Borrower; (v) honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft; (vi) any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable; (vii) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit, or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (viii) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Company or any other Borrower or in the relevant currency markets generally; or (ix) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Borrower or any of its Subsidiaries. The Borrower Agent shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with any Borrower’s instructions or other irregularity, the Borrower Agent will immediately notify the L/C Issuer. The Borrowers shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid. 55 #500021837_v16

(f) Role of L/C Issuer. Each Revolving Lender and the Borrowers agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, a Lender, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. Each Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude any Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties, nor any correspondent, participant or assignee of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (vi) of Section 2.04(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrowers may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrowers, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrowers which the Borrowers prove were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit presented for payment in strict compliance with its terms and conditions. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument endorsing, transferring or assigning or purporting to endorse, transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication ("SWIFT") message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary. (g) Applicability of ISP and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower Agent, when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the UCP shall apply to each commercial Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to any Borrower for, and the L/C Issuer’s rights and remedies against the Borrowers shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (h) Letter of Credit Fees. Subject to the provisions of the last sentence of this subsection (h), the Borrowers shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Pro Rata Share, in Dollars, a Letter of Credit Fee for each Letter of Credit equal to the Applicable Rate for Term SOFR Loans times the Dollar Equivalent of the daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect 56 #500021837_v16 under such Letter of Credit); provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the L/C Issuer pursuant to this Section 2.04 shall be payable, to the maximum extent permitted by applicable Law, to the other Revolving Lenders in accordance with the upward adjustments in their respective Pro Rata Shares allocable to such Letter of Credit pursuant to Section 2.18(a)(iv), with the balance of such fee, if any, payable to the L/C Issuer for its own account. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. Such Letter of Credit Fees shall be computed on a monthly basis in arrears. Such Letter of Credit Fees accrued through the last day of each month and shall be due and payable on the first day of each month, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate for Term SOFR Loans during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate for Term SOFR Loans separately for each period during such quarter that such Applicable Rate was in effect. At all times that the Default Rate shall be applicable to any Loans pursuant to Section 2.09(b), the Letter of Credit Fees payable under this subsection (i) shall accrue and be payable at the Default Rate. (i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrowers shall pay directly to the L/C Issuer for its own account, in Dollars, a fronting fee with respect to each Letter of Credit issued by the L/C Issuer in the amount of 0.125% times the Dollar Equivalent of the daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). Such fronting fees shall be computed on a monthly basis in arrears. Such fronting fee shall accrue through the last day of each month and shall be due and payable on the first day of each month, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. In addition, the Borrowers shall pay directly to the L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit issued by it as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. (k) Letters of Credit Issued for Restricted Subsidiaries and Unrestricted Captive Insurance Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Restricted Subsidiary or any other Borrower or any Unrestricted Captive Insurance Subsidiary, each Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. Each Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Restricted Subsidiaries or any other Borrower or any Unrestricted Captive Insurance Subsidiary inures to the benefit of such Borrower, and that such Borrower’s business derives substantial benefits from the businesses of such Restricted Subsidiaries or other Borrower or Unrestricted Captive Insurance Subsidiary. 2.05 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender may, but shall not be obligated to, make loans in reliance upon the agreements of the other Lenders set forth in this Section 2.05 in Dollars (each such loan, a "Swing Line Loan") to the Borrowers 57 #500021837_v16

from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of Revolving Loans and L/C Obligations of the Revolving Lender acting as Swing Line Lender, may exceed the amount of such Revolving Lender’s Revolving Credit Commitment; provided, however, (x) that after giving effect to any Swing Line Loan, (i) the Total Outstandings shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender plus such Revolving Lender’s Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus such Revolving Lender’s Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Lender’s Revolving Credit Commitment, (y) the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (z) the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits and subject to the discretion of the Swing Line Lender to make Swing Line Loans, and subject to the other terms and conditions hereof, the Borrowers may borrow under this Section 2.05, prepay under Section 2.06, and reborrow under this Section 2.05. Each Swing Line Loan shall bear interest only at a rate based on the Base Rate. Immediately upon the making of a Swing Line Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Lender’s Pro Rata Share times the amount of such Swing Line Loan. (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower Agent’s irrevocable notice to the Swing Line Lender and the Administrative Agent pursuant to a Swing Line Loan Notice, which Swing Line Loan Notice may be telephonic or written. Each such Swing Line Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than 12:00 noon on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $500,000 and integral multiples of $100,000 in excess thereof and (ii) the requested borrowing date, which shall be a Business Day. Each telephonic notice by the Borrower Agent pursuant to this Section 2.05(b) must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower Agent. Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice, the Swing Line Lender will (i) deliver notice to the Borrower Agent and the Administrative Agent as to whether it will or will not make such Swing Line Loan available to the Borrowers and, if agreeing to make such Swing Line Loan, (ii) confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to 1:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.05(a), or (B) that one or more of the applicable conditions specified in Article V is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender may, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower Agent at its office by crediting the account of the Borrower Agent on the books of the Swing Line Lender in Same Day Funds. (c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole and absolute discretion, but no less frequently than weekly, may request, on behalf of the Borrowers (which hereby 58 #500021837_v16 irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Lender make a Base Rate Revolving Loan in an amount equal to such Revolving Lender’s Pro Rata Share of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Revolving Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.03, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 5.02. The Swing Line Lender shall furnish the Borrower Agent with a copy of the applicable Revolving Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Revolving Loan Notice available to the Administrative Agent in Same Day Funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 2:00 p.m. on the day specified in such Revolving Loan Notice, whereupon, subject to Section 2.05(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Revolving Loan to the Borrowers in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Borrowing in accordance with Section 2.05(c)(i), the request for Base Rate Revolving Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.05(c)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.05(c) by the time specified in Section 2.05(c)(i), the Swing Line Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. A certificate of the Swing Line Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Revolving Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.05(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Swing Line Lender, the Borrowers or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.05(c) is subject to the conditions set forth in Section 5.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrowers to repay Swing Line Loans, together with interest as provided herein. 59 #500021837_v16

(d) Repayment of Participations. (i) At any time after any Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender. (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Lender shall pay to the Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrowers for interest on the Swing Line Loans. Until each Revolving Lender funds its Base Rate Revolving Loan or risk participation pursuant to this Section 2.05 to refinance such Revolving Lender’s Pro Rata Share of any Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Swing Line Lender. (f) Payments Directly to Swing Line Lender. The Borrowers shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender. 2.06 Prepayments. (a) The Borrowers may, upon notice from the Borrower Agent to the Administrative Agent, at any time or from time to time voluntarily prepay Loans under the Revolving Credit Facility in whole or in part without premium or penalty; provided that (i) such notice must be in a form reasonably acceptable to the Administrative Agent and be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to any date of prepayment of Term SOFR Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment shall be in a principal amount of $2,000,000 or a whole multiple of $1,000,000 in excess thereof or the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment, the Type(s) of Loans to be prepaid and, if Term SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each applicable Lender of its receipt of each such notice, and of the amount of such Lender’s ratable share of such prepayment. If such notice is given by the Borrower Agent, any Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 4.05. Subject to Section 2.18, each such prepayment shall be applied to the Loans of the applicable Lenders in accordance with their Pro Rata Shares. (b) The Borrowers may, upon notice by the Borrower Agent to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by 60 #500021837_v16 the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each such notice shall specify the date and amount of such prepayment. If such notice is given, the Borrower Agent shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (c) If for any reason the Total Outstandings at any time exceed the Aggregate Revolving Credit Commitments then in effect, the Borrowers shall immediately prepay Revolving Loans and/or Swing Line Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided, however, that the Borrowers shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.06(c) unless after the prepayment in full of the Revolving Loans and Swing Line Loans, the Total Outstandings exceed the Aggregate Commitments then in effect. (d) In addition to any optional payments of principal of the Revolving Loans effected under subsection (a) above, if a Dominion Trigger Period then exists, no later than 30 calendar days following the receipt of any Net Cash Proceeds from any Disposition of Collateral permitted by Section 8.05(g), the Borrower Agent shall deliver to the Administrative Agent a calculation of the amount of such Net Cash Proceeds and the Borrowers shall make, or shall cause the Borrower Agent to make, a prepayment to the Administrative Agent, for the benefit of the applicable Lenders, of the Outstanding Amount of the Revolving Loans in an amount equal to one hundred percent (100%) of such Net Cash Proceeds. (e) Any prepayment of a Term SOFR Loan under this Section 2.06 shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 4.05. Each prepayment under this Section 2.06 shall be applied to the Loans of the applicable Lenders in accordance with their Pro Rata Shares. 2.07 Termination or Reduction of Commitments. The Borrowers may, upon notice by the Borrower Agent to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, or the entire remaining Aggregate Commitments, (iii) the Borrowers shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, and (iv) if, after giving effect to any reduction of the Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Commitments, such sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. The amount of any such Aggregate Commitment reduction shall not be applied to the Letter of Credit Sublimit unless otherwise specified by the Borrower Agent. Any reduction of the Aggregate Commitments shall be applied to the Revolving Credit Commitment of each Revolving Lender according to its Pro Rata Share. All commitment fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination. 2.08 Repayment of Loans. (a) Each Borrower jointly and severally agrees to repay to the Revolving Lenders on the Revolving Credit Maturity Date the aggregate principal amount of Revolving Loans outstanding on such date. 61 #500021837_v16

(b) Each Borrower jointly and severally agrees to repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Revolving Credit Maturity Date. (c) Each Borrower jointly and severally agrees to repay all Obligations other than Revolving Loans, including L/C Obligations and costs and expenses pursuant to Section 11.04(a), as provided in the Loan Documents or, if no payment date is specified, within 2 Business Days of a demand therefor by the Administrative Agent. (d) The Loans, L/C Obligations and other Obligations shall constitute one general obligation of Borrowers and (unless otherwise expressly provided in any Loan Document) shall be secured by Administrative Agent’s Lien upon all Collateral; provided, however, that Administrative Agent and each Lender shall be deemed to be a creditor of, and the holder of a separate claim against, each Borrower to the extent of any Obligations jointly or severally owed by such Borrower. 2.09 Interest. (a) Subject to the provisions of subsection (b) below, (i) each Term SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Rate; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate. (b) If any amount payable by any Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Furthermore, while any Event of Default exists, the Borrowers shall pay interest, at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws, on the principal amount of all outstanding Obligations upon the affirmative vote of the Required Lenders. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.10 Fees. In addition to certain fees described in subsections (h) and (i) of Section 2.04: (a) Commitment Fee. The Borrowers shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Pro Rata Share, a commitment fee (the "Commitment Fee") in Dollars equal to 0.375% (the "Commitment Fee Percentage") per annum times the amount by which the Aggregate Commitments exceeded the sum of (i) the average daily actual Outstanding Amount of Revolving Loans (but not Swing Line Loans) and (ii) the average daily actual Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.18, during the immediately preceding calendar quarter. The Commitment Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article V is not met, and the amount accrued through the end of each calendar quarter shall be due and payable in arrears on the first day of each calendar quarter, commencing with the first such date to occur after the Closing Date and on the 62 #500021837_v16

Revolving Credit Maturity Date. The Commitment Fee shall be calculated quarterly in arrears. Notwithstanding anything to the contrary contained in this Section 2.10(a), for the purposes of calculating the Commitment Fee for the calendar quarter ended September 30, 2020, the Commitment Fee Percentage from the beginning of such calendar quarter until the Fifth Amendment Effective Date shall be deemed to be 0.25%. (b) Other Fees. The Borrowers shall pay to the Arrangers, the Administrative Agent and each of the Lenders, for their own respective accounts, in Dollars, such fees as shall have been separately agreed upon in writing (including in the Bank of America Fee Letter) in the amounts and at the times so specified, including an annual administrative fee payable to the Administrative Agent. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.11 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate; Conforming Changes. (a) All computations of interest for Base Rate Loans (including when the Base Rate is determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365/366-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.13(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (b) If, as a result of any restatement of or other adjustment to the financial statements of the Company or for any other reason, the Company or the Lenders determine that (i) Average Availability as of any applicable date was inaccurate and (ii) a proper calculation of Average Availability would have resulted in higher pricing for such period, the Borrower Agent shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.04(c)(iii), 2.04(h) or 2.09(b) or under Article IX. Each Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder. (c) The Administrative Agent may make Conforming Changes from time to time with respect to SOFR, Term SOFR or any Successor Rate. Notwithstanding anything to the contrary in any Loan Document, any amendment implementing such changes shall be effective without further action or consent of any party to any Loan Document. The Administrative Agent shall post or provide notice to Lenders and provide notice to Borrower Agent, in each case, of each such amendment reasonably promptly after it becomes effective. (d) The Administrative Agent does not warrant or accept responsibility for, nor shall it have any liability with respect to, administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternate, replacement or successor to such rate 63 #500021837_v16

(including any Successor Rate), or any component thereof, or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information source(s) in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including any Successor Rate), or any component thereof, in each case pursuant to the terms hereof, and shall have no liability to any Lender, Loan Party or other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise, and whether at law or in equity) for any error or other act or omission related to or affecting the selection, determination or calculation of any rate (or component thereof) provided by such information source(s). 2.12 Evidence of Debt. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records (a "Loan Account") maintained by such Lender and by the Administrative Agent in the ordinary course of business. The Loan Accounts maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the Loan Accounts maintained by any Lender and the Loan Accounts of the Administrative Agent in respect of such matters, the Loan Accounts of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrowers shall execute and deliver to such Lender (through the Administrative Agent) a Revolving Loan Note, which shall evidence such Lender’s Loans in addition to such Loan Accounts. Each Lender may attach schedules to its Revolving Loan Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto. The Administrative Agent and each Lender may maintain a single Loan Account in the name of Borrower Agent or the Borrowers, and each Borrower confirms that such arrangement shall have no effect on the joint and several character of its liability for the Obligations. (b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. (c) Entries made in good faith by the Administrative Agent in the Register pursuant to Section 2.12(b), and by each Lender in its account or accounts pursuant to Section 2.12(a), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrowers to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or any Lender to make an entry, or any finding that any entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the Obligations. 64 #500021837_v16

2.13 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrowers shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to such Lender its ratable share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) Application of Dominion Account Balances and other Amounts. During any Dominion Trigger Period, the ledger balance in the main Dominion Account as of the end of a Business Day shall be applied to the Obligations at the beginning of the next Business Day. If, as a result of such application, a credit balance exists, the balance shall not accrue interest in favor of Borrowers and shall be made available to Borrowers as long as no Default or Event of Default exists. Each Borrower irrevocably waives the right to direct the application of any payments or Collateral proceeds, and agrees that Administrative Agent shall have the continuing, exclusive right to apply and reapply same against the Obligations, in such manner as Administrative Agent deems advisable. (c) Presumption by Administrative Agent. (i) Funding by Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 1:00 p.m. on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.03 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.03) and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers jointly and severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrowers, the interest rate applicable to Base Rate Loans; provided that the Administrative Agent agrees that it shall first make a request (which request may be telephonic) for payment from such applicable Lender before making a request with respect thereto to the Borrowers. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower Agent the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute 65 #500021837_v16 such Lender’s Revolving Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by Borrower. Unless the Administrative Agent shall have received notice from the Borrower Agent prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the applicable Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in Same Day Funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. A notice of the Administrative Agent to any Lender or the Borrower Agent with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error. (d) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the applicable Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (e) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Revolving Loans and to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Revolving Loan, to fund any participation in Letters of Credit and Swing Line Loans or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Revolving Loan, to purchase its participations in Letters of Credit and Swing Line Loans or to make its payment under Section 11.04(c). (f) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. 2.14 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Revolving Loans or the participations in L/C Obligations or in Swing Line Loans held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its ratable share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the applicable Revolving Loans and subparticipations in the participations in L/C Obligations or Swing Line Loans, of the other Lenders, as the case may be, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the applicable Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and/or other amounts owing them, provided that: 66 #500021837_v16

(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.17, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Revolving Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to any Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation. 2.15 Increase in Revolving Credit Facility. (a) Request for Increase. Provided there exists no Event of Default and no Event of Default would arise therefrom (provided that, solely in the case of any increase requested in connection with a Limited Condition Transaction, such condition as of the date of funding such increase shall be that no Event of Default exists or would arise therefrom, but as of the date of the related commitment to fund such increase shall be limited to no Specified Event of Default), upon notice to the Administrative Agent (which shall promptly notify the Revolving Lenders), the Borrower Agent may from time to time request an increase in the Aggregate Commitments by an amount (for all such requests) not exceeding $150,000,000 in the aggregate, which increase shall be on the same terms and conditions as then exist for the Aggregate Commitments; provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000 (or $10,000,000 with respect to a first-in, last-out tranche) or, if less, the entire unutilized amount of the maximum amount of all such requests set forth above and (ii) up to $20,000,000 of such increase may be used to establish a "first-in, last-out" tranche upon substantially the same terms and conditions as the Revolving Credit Facility immediately before giving effect thereto, except for advance rates not to exceed (x) 5% of the Value of Eligible Non-Investment Grade Accounts and/or (y) the lesser of (a) 10% of the Value of Eligible Inventory or (b) 5% of the NOLV Percentage of the Value of Eligible Inventory, a separate borrowing base and such other changes as are reasonable and customary for a first-in, last-out facility, in each case as may be agreed in writing solely by the Administrative Agent (such agreement not to be unreasonably withheld), the Borrowers and the Lenders providing such facility in an amendment to this Agreement. (b) [Reserved]. (c) Notification by Administrative Agent; Additional Revolving Lenders. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld), the Borrower Agent may invite one or more Lenders to increase its Commitment and also may invite additional financial institutions that are not Lenders (each, unless an Affiliate of a Lender, acceptable to the Administrative Agent and the L/C Issuer in the exercise of their reasonable discretion) to become Revolving Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel in the exercise of their reasonable 67 #500021837_v16 discretion (each such financial institution issuing a commitment and becoming a Revolving Lender, an "Additional Commitment Lender"), provided, however, that (x) any existing Lender approached by the Borrower Agent to provide all or a portion of any such increase may elect or decline, in its sole discretion, to provide all or any portion of such increase, and (y) without the consent of the Administrative Agent, at no time shall the Commitment of any Additional Commitment Lender be less than $5,000,000. (d) Effective Date and Allocations. If the Aggregate Commitments are increased in accordance with this Section 2.15, the Administrative Agent and the Borrower Agent shall determine the effective date (the "Increase Effective Date") and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower Agent and the Revolving Lenders of the final allocation of such increase among the Lenders providing such increase and the Increase Effective Date. (e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower Agent shall deliver to the Administrative Agent a certificate of each Borrower dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Borrower (i) certifying and attaching the resolutions adopted by such Borrower approving or consenting to such increase, and (ii) in the case of the Borrower Agent, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article VI and the other Loan Documents (or, solely as of the commitment date (but not as of the funding date) with respect to an increase in connection with a Limited Condition Transaction, each customary "SunGard" representation and warranty), or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01, and (B) no Default exists (provided that, in the case of any Limited Condition Transaction, such condition shall be limited to any Specified Events of Default as of the date of commitment to such increase, but shall not be so limited as of the funding date of such increase). The Revolving Loans outstanding on the Increase Effective Date shall be reallocated and adjusted between and among the applicable Lenders, and the Borrowers shall pay any additional amounts required pursuant to Section 4.05 resulting therefrom, to the extent necessary to keep the outstanding applicable Revolving Loans ratable among the applicable Lenders with any revised Pro Rata Shares, as applicable, arising from any nonratable increase in the applicable Revolving Loans under this Section 2.15. In addition to and not in limitation of the foregoing, as a condition precedent to any increase pursuant to Section 2.15(a), the Borrower Agent shall pay to the Administrative Agent, for the account of the Administrative Agent and/or the Revolving Lenders (or Additional Commitment Lenders) providing the applicable increase, such closing fees as shall be mutually determined by the Administrative Agent and the Borrower Agent. (f) Conflicting Provisions. This Section 2.15 shall supersede any provisions in Section 2.14 or 11.01 to the contrary. 2.16 Nature and Extent of Each Borrower’s Liability. (a) Joint and Several Liability. Each Borrower agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Administrative Agent and Lenders the prompt payment and performance of, all Obligations and all agreements under the Loan Documents. Each Borrower agrees that its guaranty obligations hereunder constitute a continuing guaranty of payment and not of collection, that such obligations shall not be discharged until the Facility Termination Date, and that such obligations are absolute and unconditional, irrespective of (i) the genuineness, validity, 68 #500021837_v16 regularity, enforceability, subordination or any future modification of, or change in, any Obligations or Loan Document, or any other document, instrument or agreement to which any Borrower is or may become a party or be bound; (ii) the absence of any action to enforce this Agreement (including this Section) or any other Loan Document, or any waiver, consent or indulgence of any kind by Administrative Agent or any Lender with respect thereto; (iii) the existence, value or condition of, or failure to perfect a Lien or to preserve rights against, any security or guaranty for the Obligations or any action, or the absence of any action, by Administrative Agent or any Lender in respect thereof (including the release of any security or guaranty); (iv) the insolvency of any Borrower; (v) any election by the Administrative Agent or any Lender in proceeding under Debtor Relief Laws for the application of Section 1111(b)(2) of the Bankruptcy Code; (vi) any borrowing or grant of a Lien by any other Borrower, as debtor-in-possession under Section 364 of the Bankruptcy Code or otherwise; (vii) the disallowance of any claims of Administrative Agent or any Lender against any Borrower for the repayment of any Obligations under Section 502 of the Bankruptcy Code or otherwise; or (viii) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, except Full Payment of all Obligations on the Facility Termination Date. (b) Waivers. To the greatest extent permitted by applicable Law: (i) Each Borrower expressly waives all rights that it may have now or in the future under any statute, at common law, in equity or otherwise, to compel the Administrative Agent or Lenders to marshal assets or to proceed against any Borrower, other Person or security for the payment or performance of any Obligations before, or as a condition to, proceeding against such Borrower. Each Borrower waives all defenses available to a surety, guarantor or accommodation co-obligor other than full payment of all Obligations. It is agreed among each Borrower, Administrative Agent and Lenders that the provisions of this Section 2.16 are of the essence of the transaction contemplated by the Loan Documents and that, but for such provisions, Administrative Agent and Lenders would decline to make Loans and issue Letters of Credit. Each Borrower acknowledges that its guaranty pursuant to this Section is necessary to the conduct and promotion of its business, and can be expected to benefit such business. (ii) Administrative Agent and Lenders may, in their discretion, pursue such rights and remedies as they deem appropriate, including realization upon Collateral by judicial foreclosure or non-judicial sale or enforcement, without affecting any rights and remedies under this Section 2.16. If, in taking any action in connection with the exercise of any rights or remedies, the Administrative Agent or any Lender shall forfeit any other rights or remedies, including the right to enter a deficiency judgment against any Borrower or other Person, whether because of any Applicable Laws pertaining to "election of remedies" or otherwise, each Borrower consents to such action and waives any claim based upon it, even if the action may result in loss of any rights of subrogation that such Borrower might otherwise have had. Any election of remedies that results in denial or impairment of the right of the Administrative Agent or any Lender to seek a deficiency judgment against any Borrower shall not impair any other Borrower’s obligation to pay the full amount of the Obligations. Each Borrower waives all rights and defenses arising out of an election of remedies, such as nonjudicial foreclosure with respect to any security for the Obligations, even though that election of remedies destroys such Borrower’s rights of subrogation against any other Person. The Administrative Agent may bid all or a portion of the Obligations at any foreclosure or trustee’s sale or at any private sale, and the amount of such bid need not be paid by the Administrative Agent but shall be credited against the Obligations. The amount of the successful bid at any such sale, whether the Administrative Agent or any other Person is the successful bidder, shall be conclusively deemed to be the 69 #500021837_v16 fair market value of the Collateral, and the difference between such bid amount and the remaining balance of the Obligations shall be conclusively deemed to be the amount of the Obligations guaranteed under this Section 2.16, notwithstanding that any present or future law or court decision may have the effect of reducing the amount of any deficiency claim to which the Administrative Agent or any Lender might otherwise be entitled but for such bidding at any such sale. (c) Extent of Liability; Contribution. (i) Notwithstanding anything herein to the contrary, each Borrower’s liability under this Section 2.16 shall be limited to the greater of (i) all amounts for which such Borrower is primarily liable, as described below, and (ii) such Borrower’s Allocable Amount. (ii) If any Borrower makes a payment under this Section 2.16 of any Obligations (other than amounts for which such Borrower is primarily liable) (a "Guarantor Payment") that, taking into account all other Guarantor Payments previously or concurrently made by any other Borrower, exceeds the amount that such Borrower would otherwise have paid if each Borrower had paid the aggregate Obligations satisfied by such Guarantor Payments in the same proportion that such Borrower’s Allocable Amount bore to the total Allocable Amounts of all Borrowers, then such Borrower shall be entitled to receive contribution and indemnification payments from, and to be reimbursed by, each other Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. The "Allocable Amount" for any Borrower shall be the maximum amount that could then be recovered from such Borrower under this Section 2.16 without rendering such payment voidable under Section 548 of the Bankruptcy Code or under any applicable state fraudulent transfer or conveyance act, or similar statute, common law or any other Law. (iii) Nothing contained in this Section 2.16 shall limit the liability of any Borrower to pay Loans made directly or indirectly to that Borrower (including Loans advanced to any other Borrower and then re-loaned or otherwise transferred to, or for the benefit of, such Borrower), L/C Obligations relating to Letters of Credit issued to support such Borrower’s business, and all accrued interest, fees, expenses and other related Obligations with respect thereto, for which such Borrower shall be primarily liable for all purposes hereunder. The Administrative Agent and Lenders shall have the right, at any time in their discretion, to condition Loans and Letters of Credit upon a separate calculation of borrowing availability for each Borrower and to restrict the disbursement and use of such Loans and Letters of Credit to such Borrower. (iv) Each Loan Party that is a Qualified ECP when its guaranty of or grant of Lien as security for a Swap Obligation becomes effective hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP’s obligations and undertakings under this Section voidable under any applicable fraudulent transfer or conveyance act). The obligations and undertakings of each Qualified ECP under this Section shall remain in full force and effect until Full Payment of all Obligations. Each Loan Party intends this Section to constitute, and this Section shall be 70 #500021837_v16 deemed to constitute, a guarantee of the obligations of, and a "keepwell, support or other agreement" for the benefit of, each Loan Party for all purposes of the Commodity Exchange Act. (d) Joint Enterprise. Each Borrower has requested that the Administrative Agent and Lenders make this credit facility available to Borrowers on a combined basis. The Borrowers acknowledge that the Administrative Agent’s and Lenders’ willingness to extend credit and to administer the Collateral on a combined basis hereunder is done at Borrowers’ request. (e) Subordination. Each Borrower hereby subordinates any claims, including any rights at law or in equity to payment, subrogation, reimbursement, exoneration, contribution, indemnification or set off, that it may have at any time against any other Borrower, howsoever arising, to the Full Payment of all Obligations on the Facility Termination Date. 2.17 Cash Collateral. (a) Certain Credit Support Events. Upon the request of the Administrative Agent or the L/C Issuer (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit upon presentation and such drawing has resulted in an L/C Borrowing or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrowers shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. Upon the request of the Administrative Agent or the L/C Issuer, if the Outstanding Amount of all L/C Obligations as of any Revaluation Date exceeds the Letter of Credit Sublimit then in effect, the Borrowers shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations in excess of the Letter of Credit Sublimit. At any time that there shall exist a Defaulting Lender, immediately upon the request of the Administrative Agent or the L/C Issuer, the Borrowers shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure in respect of clause (a) of the definition thereof (after giving effect to Section 2.18(a)(iv) and any Cash Collateral provided by the Defaulting Lender). (b) Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. The Borrowers, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.17(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than a Secured Party as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby, the Borrowers or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.17 or Sections 2.04, 2.18 or 9.02 in respect of Letters of Credit, Swing Line Loans or Protective Advances shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, Protective Advances and obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation), prior to any other application of such property as may be provided for herein. 71 #500021837_v16

(d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or L/C Obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or L/C Obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Borrower shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.17 may be otherwise applied in accordance with Section 9.03), (y) in the case of Cash Collateral provided by the Borrowers, the Borrower Agent and the L/C Issuer may mutually agree that Cash Collateral shall not be released but instead held to support future L/C Obligations, and (z) in the case of Cash Collateral provided by a Defaulting Lender, such Defaulting Lender and the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure. 2.18 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.01. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article IX or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 11.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the L/C Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan, Letter of Credit or Protective Advance; fourth, as the Borrower Agent may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower Agent, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C 72 #500021837_v16

Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 5.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.18(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. That Defaulting Lender (x) shall not be entitled to receive any commitment fee pursuant to Section 2.10(a) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in Section 2.04(h). (iv) Reallocation of Pro Rata Shares to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Protective Advances, Letters of Credit or Swing Line Loans pursuant to Sections 2.03(h), 2.04 and 2.05, the "Pro Rata Share" of each non-Defaulting Lender shall be computed without giving effect to the Revolving Credit Commitment of that Defaulting Lender; provided, that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Protective Advances, Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Revolving Credit Commitment of that non-Defaulting Lender minus (2) the aggregate Outstanding Amount of the Loans of that Lender. (v) Notice to Lenders. The Administrative Agent shall use reasonable efforts to give the Lenders notice of any Lender becoming a Defaulting Lender. (b) Defaulting Lender Cure. If the Borrower Agent, the Administrative Agent, Swing Line Lender and the L/C Issuer agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Protective Advances, Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Pro Rata Shares (without giving effect to Section 2.18(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. 2.19 Extension of Revolving Credit Maturity Date. (a) Requests for Extension. The Borrower Agent may, by notice to the Administrative Agent (who shall promptly notify the Lenders) not 73 #500021837_v16 less than 30 and not more than 90 days before the then effective Revolving Credit Maturity Date (each, an "Existing Maturity Date"), request that each Lender extend the Existing Maturity Date with respect to such Lender for an additional year from the then Existing Maturity Date (each, an "Extended Maturity Date"). (b) Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date (the "Notice Date") that is 15 days after the date of the request for extension, advise the Administrative Agent whether or not such Lender agrees to such extension (and each Lender that determines not to so extend its Revolving Credit Maturity Date (a "Non-Extending Lender") shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Notice Date) and any Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Revolving Credit Lender to so agree. (c) Notification by Administrative Agent. The Administrative Agent shall notify the Borrower of each Lender’s determination under this Section on the Business Day immediately following the Notice Date. (d) Additional Commitment Extension Lenders. The Borrower Agent shall have the right to replace each Non-Extending Lender with, and add as "Lenders" under this Agreement in place thereof, one or more Eligible Assignees (each, an "Additional Commitment Extension Lender") as provided in Section 11.13; provided that each of such Additional Commitment Extension Lenders shall enter into an Assignment and Assumption pursuant to which such Additional Commitment Extension Lender shall, effective immediately prior to the Existing Maturity Date with respect to each such Non-Extending Lender (or earlier if and to the extent so agreed by any such Non-Extending Lender), undertake a Revolving Credit Commitment. (e) Minimum Extension Requirement. If (and only if) the total of the Revolving Credit Commitments of the Lenders that have agreed so to extend their Revolving Credit Maturity Date (each, an "Extending Lender") and the additional Revolving Credit Commitments of the Additional Commitment Extension Lenders shall be more than 50% of the aggregate amount of the Revolving Credit Commitments in effect immediately prior to the Notice Date, then, effective as of such Existing Maturity Date, the Revolving Credit Maturity Date in respect of each Extending Lender and of each Additional Commitment Extension Lender shall be extended to the date falling 365 days after the Existing Maturity Date (except that, if such date is not a Business Day, such Maturity Date as so extended shall be the next preceding Business Day) and each Additional Commitment Extension Lender shall thereupon become a "Revolving Credit Lender" for all purposes of this Agreement. (f) Conditions to Effectiveness of Extensions. As a condition precedent to each such extension, the L/C Issuer and the Swing Line Lender shall have consented to such extension of the Revolving Credit Commitments, to the extent that such extension provides for the issuance or extension of Letters of Credit or making of Swing Line Loans at any time during the extended period, and the Borrower Agent shall deliver to the Administrative Agent a certificate of each Borrower dated as of the Existing Maturity Date (in sufficient copies for each Extending Lender and each Additional Commitment Extension Lender) signed by a Responsible Officer of such Borrower approving or consenting to such extension and (i) certifying and attaching the resolutions adopted by such Borrower approving or consenting to such extension, and (ii) in the case of the Borrower Agent, certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Article VI and the other Loan Documents, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the Existing Maturity Date, except to the extent that 74 #500021837_v16 such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01, and (B) no Default exists. In addition, on the Revolving Credit Maturity Date of each Non-Extending Lender, the Borrower shall prepay any Loans of such Non-Extending Lender outstanding on such date (together with all accrued and unpaid interest and fees with respect thereto and any additional amounts required pursuant to Section 4.05) to the extent necessary to keep outstanding Revolving Credit Loans ratable with any revised Applicable Percentages of the respective Lenders effective as of such date. In addition to and not in limitation of the foregoing, as a condition precedent to any increase pursuant to Section 2.19(a), the Borrower Agent shall pay to the Administrative Agent, for the account of the Administrative Agent and/or the remaining Lenders (and Additional Commitment Extension Lenders) providing the applicable increase, such closing fees as shall be mutually determined by the Administrative Agent and the Borrower Agent. (g) Extension Terms. The terms of each extension in accordance with this Section 2.19 shall be determined by the Borrowers and the applicable Extending Lenders and Additional Commitment Extension Lenders (if any) and set forth in an Extension Amendment; provided that (i) the extended Loans will rank pari passu in right of payment and with respect to security with the existing Loans of Non-Extending Lenders and the borrowers and guarantors (if any) of the extended Revolving Credit Commitments shall be the same as the Borrowers and guarantors (if any) with respect to the then existing Loans, (ii) on and after the applicable Extended Maturity Date, the interest rate margin, rate floors, fees, original issue discount and premium applicable to any extended Revolving Credit Commitment (and the Loans thereunder) shall be determined by the Borrowers and the applicable Extending Lenders and Additional Commitment Extension Lenders (if any), (iii) borrowing and prepayment of extended Revolving Loans, or reductions of extended Revolving Credit Commitments, and participation in Letters of Credit and Swing Line Loans, shall be on a pro rata basis with the other Revolving Loans or Revolving Credit Commitments (other than upon the maturity of the Loans and Revolving Credit Commitments of Non-Extending Lenders) and (iv) otherwise, the terms of the extended Revolving Credit Commitments shall be substantially identical to the terms set forth herein or (taken as a whole) shall be no more favorable to the Extending Lenders than those applicable to the Loans and Revolving Credit Commitments of Non-Extending Lenders (except for financial covenants or other covenants or provisions applicable only to periods after the applicable Existing Maturity Date, which may be as agreed among the Borrowers and the applicable Existing Lenders and Additional Commitment Extension Lenders (if any)). (h) Extension Amendment. In connection with any such extension, the Borrowers, the Administrative Agent and each applicable Extending Lender and Additional Commitment Extension Lender, if any, shall execute and deliver to the Administrative Agent an Extension Amendment and such other documentation as the Administrative Agent shall reasonably specify to evidence such Extension. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each extension. Any Extension Amendment may, without the consent of any other Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower Agent, to implement the terms of any such extension, including such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower Agent in connection with such extension (including to preserve the pro rata treatment of the extended and non-extended Loans prior to the Extended Maturity Date, to provide for the repayment in full of the Loans of the Non-Extending Lenders on such Lender’s Revolving Credit Maturity Date and to provide for the reallocation of Revolving Credit Exposure upon the expiration or termination of any Revolving Credit Commitments), in each case on terms consistent with this section. 75 #500021837_v16

(i) Conflicting Provisions. This Section shall supersede any provisions in Section 2.14 or 11.01 to the contrary. ARTICLE III. SECURITY 3.01 Security. (a) Generally. As security for the full and timely payment and performance of all Obligations, the Company shall, and shall cause each other Borrower to, on or before the Closing Date, do or cause to be done all things necessary in the opinion of the Administrative Agent and its counsel to grant to the Administrative Agent for the benefit of the Secured Parties a duly perfected first priority security interest in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer, except as expressly permitted hereunder. Without limiting the foregoing, on the Closing Date the Company shall deliver, and shall cause each other Borrower to deliver, to the Administrative Agent, reasonably acceptable to the Administrative Agent, (a) the Security Agreement, which shall pledge to the Administrative Agent for the benefit of the Secured Parties certain personal property of the Borrowers more particularly described therein, and (b) Uniform Commercial Code financing statements in form, substance and number as requested by the Administrative Agent, reflecting the Lien in favor of the Secured Parties on the Collateral, and shall take such further action and deliver or cause to be delivered such further documents as required by the Security Instruments or otherwise as the Administrative Agent may request to effect the transactions contemplated by this Article III. 3.02 Collateral Administration (a) Borrowing Base Certificates. Borrower Agent shall deliver to the Administrative Agent a Borrowing Base Certificate (i) if the aggregate Outstanding Amount of all Revolving Loans equals zero, within 20 days of the end of each fiscal quarter (or, with respect to the fiscal quarter ending September 30, so long as on such date Availability is greater than 50% of the Loan Cap, within 30 days of the end of such fiscal quarter), prepared as of the close of business as of the last day of such fiscal quarter, (ii) in the case of any requested Borrowing when the aggregate Outstanding Amount of all Revolving Loans (including the proposed principal amount of such requested Borrowing) is equal to or less than $22,500,00035,000,000, quarterly in accordance with the foregoing clause (i) as well as an updated Borrowing Base Certificate with respect to such Borrowing to be delivered by the Borrower Agent to the Administrative Agent no more than five days after each such requested Borrowing, (iii) if the aggregate Outstanding Amount of all Revolving Loans exceeds (or after giving effect to any requested Borrowing, would exceed) $22,500,00035,000,000, within 20 days of the end of each Fiscal Month (or, with respect to the Fiscal Month ending September 30, so long as on such date Availability is greater than 50% of the Loan Cap, within 30 days of the end of such Fiscal Month), prepared as of the close of business as of the previous Fiscal Month, (iv) during a Reporting Trigger Period, by 5 p.m. (New York City time) by the third Business Day of each week, as of the prior week end, and (v) at any time an Event of Default exists, as frequently as requested by the Administrative Agent; provided that, the Borrower Agent shall have three Business Days to deliver any Borrowing Base Certificate requested in accordance with clause (v). All calculations of Availability in any Borrowing Base Certificate shall originally be made by Borrower Agent and certified by a Responsible Officer, provided that the Administrative Agent, in its Credit Judgment, may from time to time review and adjust any such calculation (A) to reflect balance reductions or increases of Eligible Cash, (B) to reflect its reasonable estimate of declines in value of any Collateral, due to collections received in the main Dominion Account or otherwise; (C) to adjust advance rates to reflect changes in dilution, quality, mix and other factors affecting Collateral; and (D) to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect any Reserve. (b) Administration of Accounts. 76 #500021837_v16

(i) Records and Schedules of Accounts. Each Borrower shall keep accurate and complete records in all material respects of its Accounts, including all payments and collections thereon, and shall submit to the Administrative Agent sales, collection, reconciliation and other reports in form satisfactory to the Administrative Agent in the exercise of its reasonable discretion within 20 days of any request by the Administrative Agent. Each Borrower shall also provide to the Administrative Agent, on or before the 20th day of each fiscal quarter, if Borrowing Base Certificates are only required quarterly pursuant to Section 3.02(a), or on or before the 20th day of each Fiscal Month, if Borrowing Base Certificates are required more frequently than quarterly pursuant to Section 3.02(a), (or, with respect to the fiscal quarter or Fiscal Month ending September 30, if the accompanying Borrowing Base Certificate may be delivered within 30 days of the end of such fiscal quarter or Fiscal Month pursuant to Section 3.02(a), on or before the 30th day of such fiscal quarter or Fiscal Month, as applicable) a detailed aged trial balance of all Eligible Accounts as of the end of the preceding Fiscal Month, specifying each Account’s Account Debtor name and amount outstanding. If Accounts in an aggregate face amount of $10,000,000 or more cease to be Eligible Accounts, Borrower Agent shall notify the Administrative Agent of such occurrence promptly (and in any event within one Business Day) after Borrower Agent has knowledge thereof. (ii) Taxes. If an Account of any Borrower includes a charge for any Taxes, Administrative Agent is authorized, in its discretion, to pay the amount thereof to the proper taxing authority for the account of such Borrower and to charge Borrowers therefor; provided, however, that neither the Administrative Agent nor Lenders shall be liable for any Taxes that may be due from Borrowers or with respect to any Collateral. (iii) Account Verification. Whether or not a Default or Event of Default exists, the Administrative Agent shall have the right at any time, in the name of the Administrative Agent, any designee of the Administrative Agent or (during the continuance of any Event of Default) any Borrower, to verify the validity, amount or any other matter relating to any Accounts of Borrowers by mail, telephone or otherwise. Borrowers shall cooperate fully with the Administrative Agent in an effort to facilitate and promptly conclude any such verification process. (iv) Proceeds of Collateral. Borrowers shall take all necessary steps to ensure that all payments on Accounts or otherwise relating to Collateral are made directly to any Dominion Account (or a lockbox relating to any Dominion Account). If any Borrower or Subsidiary receives cash or Payment Items with respect to any Collateral, it shall hold same in trust for the Administrative Agent and promptly deposit same into any Dominion Account. (c) Administration of Inventory. (i) Records and Reports of Inventory. Each Borrower shall keep accurate and complete records in all material respects of its Inventory, which shall include such details as the Administrative Agent may request during a Dominion Trigger Period, and shall submit to the Administrative Agent inventory and reconciliation reports in form satisfactory to the Administrative Agent in the exercise of its reasonable discretion within 20 days of any request by the Administrative Agent. Each Borrower shall conduct a physical inventory at least once per calendar year (and on a more frequent basis if requested by the Administrative Agent when an Event of Default exists) and periodic cycle counts consistent with historical practices, and, upon the Administrative Agent’s request, shall provide to the 77 #500021837_v16

Administrative Agent a report based on each such inventory and count promptly upon completion thereof, together with such supporting information as the Administrative Agent may request. The Administrative Agent may participate in and observe each physical count. (d) Administration of Dominion Account, Deposit Accounts and Securities Accounts. (i) The Loan Parties shall maintain Dominion Accounts pursuant to lockbox or other arrangements acceptable to the Administrative Agent. The Loan Parties shall obtain an agreement (in form and substance satisfactory to the Administrative Agent in the exercise of its reasonable discretion) from each lockbox servicer and Dominion Account bank, establishing the Administrative Agent’s control over the lockbox or Dominion Account, which may be exercised by the Administrative Agent during any Dominion Trigger Period, requiring immediate deposit of all remittances received in the lockbox to a Dominion Account, and waiving offset rights of such servicer or bank, except for customary administrative charges. If a Dominion Account is not maintained with Bank of America, the Administrative Agent may, during any Dominion Trigger Period, require immediate transfer of all funds in such account to a Dominion Account maintained with Bank of America. The Administrative Agent and Lenders assume no responsibility to the Loan Parties for any lockbox arrangement or Dominion Account, including any claim of accord and satisfaction or release with respect to any Payment Items accepted by any bank. (ii) Schedule 3.02(d) sets forth all Deposit Accounts and Securities Accounts maintained by Loan Parties, including all Dominion Accounts. Each Loan Party shall take all actions necessary to establish the Administrative Agent’s control of each such Deposit Account (other than Excluded Deposit Accounts) and Securities Accounts. Each Loan Party shall be the sole account holder of each Deposit Account and Securities Account and shall not allow any other Person (other than the Administrative Agent) to have control over a Deposit Account or Securities Account or any Property deposited therein. Each Loan Party shall promptly (and in any event within ten Business Days) notify the Administrative Agent of any opening or closing of a Deposit Account or Securities Account and, with the consent of the Administrative Agent (which shall not be unreasonably withheld), will amend Schedule 3.02(d) to reflect same. 3.03 Further Assurances. (a) Additional Documents and Instruments. At the request of the Administrative Agent, the Company will or will cause all other Loan Parties, as the case may be, from time to time to execute, by its duly authorized officers, alone or with the Administrative Agent, any certificate, instrument, financing statement, control agreement, statement or document, or to procure any such certificate, instrument, statement or document, or to take such other action (and pay all connected costs) which the Administrative Agent reasonably deems necessary from time to time to create, continue or preserve the liens and security interests in Collateral (and the perfection and priority thereof) of the Administrative Agent contemplated hereby and by the other Loan Documents and specifically including all Collateral acquired by the Loan Parties after the Closing Date. (b) New Subsidiaries. Upon the formation or acquisition of any new direct or indirect Domestic Subsidiary that is a Material Subsidiary (other than an Unrestricted Subsidiary or an Excluded Domestic Subsidiary) by the Company, the Company shall, at the Company's expense and in accordance with Section 7.12, (i) cause such new Subsidiary to become a Borrower under this agreement. Except as otherwise provided in the definitions of "Accounts Formula Amount" and "Inventory Formula Amount", 78 #500021837_v16

none of the Accounts or Inventory of any newly formed or acquired Subsidiary (or any Subsidiary joined as a Borrower) shall be included in the calculation of the Borrowing Base until the Administrative Agent has conducted Field Exams and appraisals reasonably required by it with results reasonably satisfactory to the Administrative Agent and the Person owning such Accounts or Inventory shall be a (directly or indirectly) wholly-owned Subsidiary of the Company and have become a Borrower in accordance with the terms of this Agreement. (c) New Deposit Accounts and Securities Accounts. Concurrently with or prior to the opening of a Deposit Account, Securities Account or commodity account by any Loan Party, other than any Excluded Deposit Account, such Loan Party shall deliver to the Administrative Agent a Deposit Account Control Agreement covering such Deposit Account and/or a control agreement covering such Securities Account or commodity account, in form and substance reasonably satisfactory to Administrative Agent, duly executed by such Loan Party, Administrative Agent and the applicable bank, securities intermediary or commodity intermediary, as the case may be. (d) Leases. Without limiting the generality of the foregoing subsection (a), prior to entering into any new lease of real property, the Company shall, and shall cause each Loan Party to, use its (and their) best efforts (which shall not require the expenditure of cash or the making of any material concessions under the relevant lease) to deliver to the Administrative Agent a Lien Waiver, in form and substance reasonably satisfactory to the Administrative Agent, executed by the lessor of any real property that is to be leased by any Loan Party for a term in excess of one year in any Landlord Lien State, to the extent the value of any personal property of the Loan Parties held or to be held at such leased property exceeds (or it is anticipated that the value of such personal property will, at any point in time during the term of such leasehold term, exceed) $10,000,000. (e) UCC Authorization. The Administrative Agent is hereby irrevocably authorized to execute (if necessary) and file or cause to be filed, with or if permitted by applicable law without the signature of any Loan Party appearing thereon, all Uniform Commercial Code financing statements reflecting any Loan Party as "debtor" and the Administrative Agent as "secured party", and continuations thereof and amendments thereto, as the Administrative Agent reasonably deems necessary or advisable to give effect to the transactions contemplated hereby and by the other Loan Documents. 3.04 Information Regarding Collateral. Each Borrower represents, warrants and covenants that (a) the chief executive office of the Company and each other Loan Party (each, a "Grantor") at the Closing Date is located at the address or addresses specified on Schedule 3.04, and (b) Schedule 3.04 contains a true and complete list of (i) the exact legal name, jurisdiction of formation, and address within the United States of each Grantor and of each other Person that has effected any merger or consolidation with a Grantor or contributed or transferred to a Grantor any property constituting Collateral at any time since January 1, 2015 (excluding Persons making sales in the ordinary course of their businesses to a Grantor of property constituting Inventory in the hands of such seller), (ii) the exact legal name, jurisdiction of formation, jurisdiction identification number, and each location of the chief executive office of each Grantor at any time since January 1, 2015 and (iii) each location within the United States in which material goods constituting Collateral are located as of the Closing Date (together with the name of each owner of the property located at such address if not the applicable Grantor, and a summary description of the relationship between the applicable Grantor and such Person). The Company shall not change, and shall not permit any other Grantor to change, its name, jurisdiction of formation (whether by reincorporation, merger or otherwise), the location of its chief executive office or any location specified in clause (b)(iii) of the immediately preceding sentence, or use or permit any other Grantor to use, any additional trade name, trademark or other trade style, except upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken all such action at 79 #500021837_v16

Borrowers’ or such other Grantors’ expense as may be reasonably requested by the Administrative Agent to perfect or maintain the perfection and priority of the Lien of the Administrative Agent in Collateral. ARTICLE IV. TAXES, YIELD PROTECTION AND ILLEGALITY 4.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. (i) Any and all payments by or on account of any obligation of the Borrowers hereunder or under any other Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of the Administrative Agent) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Loan Party, then the Administrative Agent or such Loan Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below. (ii) If any Borrower or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the Borrowers shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 4.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (iii) If any Borrower or the Administrative Agent shall be required by any applicable Laws other than the Code to withhold or deduct any Taxes from any payment, then (A) such Borrower or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Borrower or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Borrowers shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 4.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by the Borrowers. Without limiting the provisions of subsection (a) above, the Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. 80 #500021837_v16

(c) Indemnifications. (i) The Borrowers shall, and do hereby, jointly and severally, indemnify each Recipient, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower Agent by a Lender or the L/C Issuer (with a copy to the Administrative Agent, or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error. The Borrowers shall, and do hereby, jointly and severally, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 4.01(c)(ii) below. (ii) Each Lender and the L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender or the L/C Issuer (but only to the extent that the Borrowers have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (y) the Administrative Agent and the Borrowers, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Borrowers, as applicable, against any Excluded Taxes attributable to such Lender or the L/C Issuer, in each case, that are payable or paid by the Administrative Agent or the Borrowers in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and the L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). (d) Evidence of Payments. Upon request by the Borrower Agent or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrowers or by the Administrative Agent to a Governmental Authority as provided in this Section 4.01, the Borrower Agent shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower Agent, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower Agent or the Administrative Agent, as the case may be. (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower Agent and the Administrative Agent, at the time or times reasonably 81 #500021837_v16 requested by the Borrower Agent or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower Agent or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, any Lender, if reasonably requested by the Borrower Agent or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower Agent or the Administrative Agent as will enable the Borrower Agent or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 4.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower Agent and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Agent and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Agent or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "interest" article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the "business profits" or "other income" article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, a "10 percent shareholder" of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a "controlled foreign corporation" described in Section 881(c)(3)(C) of the Code (a "U.S. Tax Compliance Certificate") and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or 82 #500021837_v16

(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower Agent and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower Agent or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower Agent or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower Agent and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower Agent or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower Agent or the Administrative Agent as may be necessary for the Borrower Agent and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), "FATCA" shall include any amendments made to FATCA after the date of this Agreement. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans and this Agreement as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 4.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower Agent and the Administrative Agent in writing of its legal inability to do so. (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If any 83 #500021837_v16

Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section 4.01, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Borrower under this Section 4.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrowers, upon the request of the Recipient, agrees, jointly and severally, to repay the amount paid over to any Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to any Borrower pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person. (g) Survival. Each party’s obligations under this Section 4.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Revolving Credit Commitments and the repayment, satisfaction or discharge of all other Obligations. 4.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to perform any of its obligations hereunder, to make, maintain, issue, fund or commit to, participate in, or charge applicable interest or fees with respect to any Loan or Letter of Credit, or to determine or charge interest or fees based on SOFR or Term SOFR, then, on notice thereof by such Lender to the Borrowers (through the Administrative Agent), (a) any obligation of such Lender to perform such obligations, to make, maintain, issue, fund, commit to or participate in the Loan or Letter of Credit (or to charge interest or fees otherwise applicable thereto), or to continue or convert Loans as Term SOFR Loans, shall be suspended and Borrowers shall make such appropriate accommodations regarding affected Letters of Credit as the Administrative Agent or such Lender may reasonably request, as applicable, (b) if such notice asserts the illegality of such Lender to make or maintain Base Rate Loans whose interest rate is determined by reference to Term SOFR, the interest rate applicable to such Lender's Base Rate Loans shall, as necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of Base Rate, in each case until such Lender notifies Administrative Agent that the circumstances giving rise to Lender's determination no longer exist. Upon delivery of such notice, Borrowers shall prepay or convert Term SOFR Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain the Loan and charge applicable interest to such day, or immediately, if such Lender cannot so maintain the Loan. Upon any prepayment or conversion of a Loan pursuant to this Section, Borrowers shall also pay accrued interest on the amount so prepaid or converted. 4.03 Inability to Determine Rates. (a) Inability to determine Rate. If in connection with any request for a Term SOFR Loan or a conversion to or continuation thereof, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 4.03(b), and the circumstances under Section 4.03(b) or the Scheduled 84 #500021837_v16

Unavailability Date has occurred (as applicable), or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or Required Lenders determine that for any reason Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify Borrowers and Lenders. Thereafter, (x) the obligation of Lenders to make, maintain, or convert Base Rate Loans to, Term SOFR Loans shall be suspended (to the extent of the affected Term SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of Base Rate, the utilization of such component in determining Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by Required Lenders described above, until the Administrative Agent upon instruction of Required Lenders) revokes such notice. Upon receipt of such notice, (1) Borrowers may revoke any pending request for a Borrowing, conversion or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for Base Rate Loans, and (2) any outstanding Term SOFR Loans shall convert to Base Rate Loans at the end of their respective Interest Periods. (b) Successor Rates. Notwithstanding anything to the contrary in any Loan Document, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or Borrower Agent or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to Borrower Agent) that Borrowers or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining one, three and six month interest periods of Term SOFR, including because the Term SOFR Screen Rate is not available or published on a current basis, and such circumstances are unlikely to be temporary; or (ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent, CME or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one, three and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided, that at the time of such statement, there is no successor administrator satisfactory to the Administrative Agent that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one, three and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, "Scheduled Unavailability Date"); then, on a date and time determined by the Administrative Agent (any such date, "Term SOFR Replacement Date"), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any other applicable Loan Document with Daily Simple SOFR plus the SOFR Adjustment, for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, any Loan Document ("Successor Rate"). If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest will be payable on a monthly basis. 85 #500021837_v16

Notwithstanding anything to the contrary herein, (x) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date or (y) if the events or circumstances of the type described in clauses (i) or (ii) above have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and Borrower Agent may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for such alternative benchmarks in similar U.S. dollar denominated syndicated credit facilities syndicated and agented in the United States and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for such benchmarks in similar U.S. dollar denominated credit facilities syndicated and agented in the United States. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a Successor Rate. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent posts such proposed amendment to all Lenders and Borrowers unless, prior to such time, Required Lenders deliver to the Administrative Agent written notice that Required Lenders object to the amendment. The Administrative Agent will promptly (in one or more notices) notify Borrowers and Lenders of implementation of any Successor Rate. A Successor Rate shall be applied in a manner consistent with market practice; provided, that to the extent market practice is not administratively feasible for the Administrative Agent, the Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for all purposes of the Loan Documents. 4.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 4.04(e)) or the L/C Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the L/C Issuer or interbank market any other condition, cost or expense (other than Taxes) affecting any Loan, Letter of Credit, participation in L/C Obligations, Commitment or Loan Document; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered. 86 #500021837_v16

(b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Revolving Credit Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy and liquidity), then from time to time pursuant to subsection (c) below the Borrowers will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower Agent shall be conclusive absent manifest error. The Borrowers shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 Business Days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrowers of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof). 4.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrowers shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrowers (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower Agent; or (c) any failure by any Borrower to make payment of any drawing under any Letter of Credit denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency; or (d) any assignment of a Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower Agent pursuant to Section 11.13; 87 #500021837_v16 including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrowers to the Lenders under this Section 4.05, each Lender shall be deemed to have funded each Term SOFR Loan made by it at Term SOFR for such Loan by a matching deposit or other borrowing in the London interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Term SOFR Loan was in fact so funded. 4.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. Each Lender may make any Credit Extension to any Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrowers to repay the Credit Extension in accordance with the terms of this Agreement. If any Lender requests compensation under Section 4.04, or requires the Borrowers to pay any Indemnified Taxes or additional amounts to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 4.01, or if any Lender gives a notice pursuant to Section 4.02, then at the request of the Borrower Agent, such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 4.01 or 4.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 4.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 4.04, or if the Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.01, and in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 4.06(a) that would eliminate such compensation, Indemnified Taxes or additional amounts, the Borrowers may replace such Lender in accordance with Section 11.13. 4.07 Survival. All of the Borrowers’ obligations under this Article IV shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder, and resignation of the Administrative Agent. ARTICLE V. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 5.01 Conditions of Initial Credit Extension. The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent: (a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Borrower, each dated the Closing Date (or, in the case of certificates 88 #500021837_v16 of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and its legal counsel: (i) executed counterparts of this Agreement and each of the Security Instruments; (ii) Revolving Loan Notes executed by the Borrowers in favor of each Revolving Lender requesting such a Revolving Loan Note; (iii) such certificates of resolutions or other action, incumbency certificates (including specimen signatures), and/or other certificates of Responsible Officers of each Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Borrower is a party; (iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Borrower is duly organized or formed, and that each Borrower is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization and in any other jurisdiction in which the failure to be so qualified could reasonably be expected to have a Material Adverse Effect, including certified copies of each Borrower’s Organization Documents, stockholders’ agreements, certificates of good standing and/or qualification to engage in business from each jurisdiction identified on Schedule 5.01 hereto; (v) a favorable opinion of Simpson Thacher & Bartlett LLP, counsel to the Borrowers, and appropriate local counsel to the Borrowers, each addressed to the Administrative Agent and each Lender, as to the matters concerning the Borrowers and the Loan Documents as the Administrative Agent or the Required Lenders may reasonably request; (vi) certificates of Responsible Officers of the Company or the applicable Borrowers either (A) identifying all consents, licenses and approvals required in connection with the execution, delivery and performance by each Borrower and the validity against each such Borrower of the Loan Documents to which it is a party, and stating that such consents, licenses and approvals shall be in full force and effect, and attaching true and correct copies thereof or (B) stating that no such consents, licenses or approvals are so required; (vii) a certificate signed by a Responsible Officer of the Borrower Agent certifying (A) that the conditions specified in Sections 5.02(a) and (b) have been satisfied and (B) as to the matters described in Section 5.01(d); (viii) [intentionally omitted]; (ix) (i) audited financial statements of Company and its Subsidiaries for each of the three fiscal years immediately preceding the Closing Date and (ii) unaudited interim financial statements for Company and its Subsidiaries as of June 30, 2010. 89 #500021837_v16

(x) a certificate signed by any financial officer of the Company that is a Responsible Officer certifying that, after giving effect to the entering into of the Loan Documents and the consummation of all of the Transactions on or prior to the Closing Date, the Company and Subsidiaries, measured on a consolidated basis, are Solvent; (xi) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect; (xii) an initial Borrowing Base Certificate which calculates the Borrowing Base as of the Fiscal Month ended July 2010 and an initial Revolving Loan Notice; (xiii) delivery of Uniform Commercial Code financing statements, suitable in form and substance for filing in all places required by applicable law to perfect the Liens of the Administrative Agent under the Security Instruments as a first priority Lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such other documents and/or evidence of other actions as may be reasonably necessary under applicable law to perfect the Liens of the Administrative Agent under such Security Instruments as a first priority Lien in and to such other Collateral as the Administrative Agent may require; (xiv) Uniform Commercial Code search results showing only those Liens as are acceptable to the Lenders; and (xv) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders may reasonably require. (b) Any fees required to be paid on or before the Closing Date shall have been paid. (c) Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such reasonable fees, charges and disbursements as shall constitute its reasonable estimate of such reasonable fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent). (d) The Administrative Agent shall be satisfied that after giving effect to (i) the initial Credit Extension hereunder, (ii) consummation of the Transactions and (iii) any payables stretched beyond their customary payment practices, Availability shall be at least $125,000,000. Without limiting the generality of the provisions of Section 10.04, for purposes of determining compliance with the conditions specified in this Section 5.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 5.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Revolving Loan Notice requesting only a conversion of Revolving Loans to the other Type or a continuation of Term SOFR Loans) or make the initial Credit Extension hereunder is subject to the following conditions precedent: 90 #500021837_v16

(a) The representations and warranties of the Company and each other Borrower contained in Article VI or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith (or in connection with a Credit Extension being made to facilitate the consummation of a Limited Condition Transaction, each customary "SunGard" representation and warranty only), shall be true and correct in all material respects (or in all respects in the case of any representations and warranties qualified by materiality) on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects in the case of any representations and warranties qualified by materiality) as of such earlier date, and except that for purposes of this Section 5.02(a), the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01. (b) No Default or Event of Default (or in connection with a Credit Extension being made to facilitate the consummation of a Limited Condition Transaction, any Specified Events of Default only) shall have occurred and be continuing, or would result from such proposed Credit Extension or from the application of the proceeds thereof. (c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof. (d) No limitation exists on any Borrowing or Credit Extension contained in Article II. (e) Subject to Section 2.03(g) and (h), after giving effect to each Credit Extension, Total Outstandings do not exceed the Loan Cap. (f) In the case of an L/C Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent or the L/C Issuer would make it impracticable for such L/C Credit Extension to be denominated in the relevant Alternative Currency. Each Request for Credit Extension (other than a Revolving Loan Notice requesting only a conversion of Revolving Loans to the other Type or a continuation of Term SOFR Loans) submitted by the Borrower Agent shall be deemed to be a representation and warranty that the conditions specified in Sections 5.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE VI. REPRESENTATIONS AND WARRANTIES Each Borrower represents and warrants to the Administrative Agent and the Lenders, subject to the limitation set forth in Section 5.02(a), that: 6.01 Existence, Qualification and Power; Compliance with Laws. Each Borrower (a) is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, organization or formation, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business as is now being conducted and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and to consummate the Transactions to which it is a party, (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the 91 #500021837_v16 conduct of its business requires such qualification or license, and (d) is in compliance with all Laws; except in each case referred to in clause (b)(i), (c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.02 Authorization; No Contravention. The execution, delivery and performance by each Borrower of each Loan Document to which such Person is party, and the consummation of the Transactions to which it is a party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of the Organization Documents of any such Person; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (i) any Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law. 6.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Borrower of this Agreement or any other Loan Document or the consummation of the Transactions to which it is a party. 6.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Borrower that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Borrower, enforceable against each Borrower that is party thereto in accordance with its terms, except (a) as rights to indemnification hereunder may be limited by applicable Law and (b) as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws relating to or affecting the rights and remedies of creditors or by general equitable principles. 6.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness. (b) The unaudited consolidated balance sheet of the Company and its Subsidiaries dated as of June 30, 2010, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for the fiscal quarter then ended and/or nine months then ended (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. (c) Since the date of the Audited Financial Statements there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. 92 #500021837_v16

(d) The Company and its Subsidiaries, on a consolidated basis, have no material indebtedness or other liabilities, direct or contingent, including liabilities for taxes, material commitments and Indebtedness, except to the extent (i) set forth in the most recent of (A) the Audited Financial Statements and (B) the financial statements most recently delivered pursuant to Section 7.01(a) or (b), (ii) set forth on Schedule 8.03, or (iii) incurred since the date referred to in subsection (i) hereof in accordance with the terms of this Agreement and the other Loan Documents. (e) As of the Closing Date, the Company and the other Borrowers, on a consolidated basis, are Solvent. 6.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of any Borrower after due investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Borrower or any of its Subsidiaries or against any of their properties or net sales that (a) purport to affect or pertain to this Agreement or any other Loan Document or any of the Transactions or (b) except as specifically disclosed in Schedule 6.06, either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect, and there has been no adverse change in the status, or financial effect on any Borrower or any Subsidiary thereof, of the matters described on Schedule 6.06 which could reasonably be expected to have a Material Adverse Effect. 6.07 No Default. No Borrower nor any Subsidiary is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 6.08 Ownership of Property; Liens. Each Borrower and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of each Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 8.01. 6.09 Environmental Compliance. Each Borrower conducts in the Ordinary Course of Business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof each Borrower has reasonably concluded that, except as set forth on Schedule 6.09, such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 6.10 Insurance. The properties of each Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or the applicable Subsidiary operates, none of which insurance shall be provided by any Subsidiary or any other Affiliate of the Borrowers. 6.11 Taxes. The Company and its Subsidiaries have filed all material Federal, state and other tax returns and reports required to be filed, except where the failure to file such returns or reports could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and have paid all material Federal, state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being Properly Contested. Except as specifically described on Schedule 6.11 hereto, there is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect. Neither the Company nor any Subsidiary thereof is party to any tax sharing agreement. 93 #500021837_v16

6.12 ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service. To the knowledge of the Company, nothing has occurred that would prevent or cause the loss of such tax-qualified status. (b) There are no pending or, to the knowledge of the Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has engaged in a non-exempt prohibited transaction or violation of the fiduciary responsibility rules described in section 4975 of the Code or Part 4 of Title I of ERISA with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) (i) No ERISA Event has occurred for which any liability remains unsatisfied, and neither the Company nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan or Multiemployer Plan; (ii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Company nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iv) neither the Company nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (v) to the knowledge of the Borrowers, neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (vi) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan. (d) Neither the Company nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any terminated Pension Plan. (e) Each Foreign Pension Plan governed by any Foreign Benefit Law is (i) funded to at least the minimum level required by law or, if higher, to the level required by the terms governing the Plan, (ii) provided for or recognized in the financial statements most recently delivered to the Administrative Agent or (iii) estimated in the formal notes to the financial statements most recently delivered to the Administrative Agent; provided, that the failure to so fund, provide for, recognize or estimate the liabilities arising under such Plan shall not be deemed to be a breach of this representation unless such failure could reasonably be expected to have a Material Adverse Effect. 6.13 Subsidiaries; Equity Interests. No Borrower (a) has any Subsidiaries other than those specifically disclosed in Schedule 6.13(a) or created or acquired in compliance with Section 7.12, and (b) has any equity investments in any other corporation or entity other than those specifically disclosed Schedule 6.13(b) or made after the Closing Date in compliance with this Agreement and the other Loan Documents. 94 #500021837_v16

6.14 Margin Regulations; Investment Company Act. No Borrower is engaged nor will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. No Borrower owns any margin stock. None of the Borrowers, any Person Controlling any Borrower, nor any Subsidiary is or is required to be registered as an "investment company" under the Investment Company Act of 1940. 6.15 Disclosure. Each Borrower has disclosed or caused the Borrower Agent to disclose to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate (including the Borrowing Base Certificates) or other information furnished (whether in writing or orally) by or on behalf of any Borrower or any Restricted Subsidiary to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. 6.16 Compliance with Laws. Each Borrower and each Subsidiary is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 6.17 Intellectual Property, Licenses, Etc. Each Borrower and its Subsidiaries own, or possess the right to use, all of the Intellectual Property and related rights (collectively, "IP Rights") that are reasonably necessary for the operation of their respective businesses, without known conflict with the IP Rights of any other Person, except to the extent any failure so to own or possess the right to use could not reasonably be expected to have a Material Adverse Effect. To the knowledge of each Borrower, the operation by each Borrower and its Subsidiaries of their respective businesses does not infringe upon any IP Rights held by any other Person. 6.18 Senior Indebtedness. All Obligations including those to pay principal of and interest (including post-petition interest, whether or not allowed as a claim under bankruptcy or similar laws) on the Loans and other Obligations, and fees and expenses in connection therewith, constitute "Designated Senior Indebtedness" or similar term relating to the Obligations and all such Obligations are entitled to the benefits of the subordination created by any applicable Permitted Subordinated Debt Document. Each Borrower acknowledges that the Administrative Agent, each Lender and the L/C Issuer is entering into this Agreement and is extending its Commitments in reliance upon the subordination provisions of any applicable Permitted Subordinated Debt Document. 6.19 OFAC and Beneficial Ownership. No Borrower, nor any Subsidiary of such Borrower, nor, to the knowledge of such Borrower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (a) currently the subject or target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List or, to the knowledge of such Borrower, any similar list enforced by any other 95 #500021837_v16 relevant sanctions authority or (c) located, organized or resident in a Designated Jurisdiction. The information included in the Beneficial Ownership Certification most recently provided to the Administrative Agent and Lenders is true and complete in all respects. 6.20 USA PATRIOT Act. Each Borrower and its Subsidiaries is in compliance, in all material respects, with (i) the Trading with the Enemy Act and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V) and any other enabling legislation or executive order relating thereto, and (ii) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001). No part of the proceeds of the Loans or Letters of Credit will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977. 6.21 Anti-Corruption Laws. Each Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with applicable Sanctions, the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and, to the knowledge of such Borrower, other similar anti-corruption laws in other applicable jurisdictions and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws. 6.22 Affected Financial Institutions and QFC. No Loan Party is (a) an Affected Financial Institution or (b) a Covered Entity (as defined in Section 11.20). ARTICLE VII. AFFIRMATIVE COVENANTS So long as any Lender shall have any Revolving Credit Commitment hereunder, any Loan or other Obligation hereunder (other than unasserted contingent indemnification and unasserted expense reimbursement obligations in each case not yet due and payable) shall remain unpaid or unsatisfied, or any Letter of Credit that has not been Cash Collateralized shall remain outstanding, each Borrower shall, and shall (except in the case of the covenants set forth in Sections 7.01, 7.02, 7.03 and 7.11) cause each Restricted Subsidiary to: 7.01 Financial Statements. Deliver to the Administrative Agent and each Lender: (a) within 90 days after the end of each fiscal year of the Company or, if earlier, 15 days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC), a consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, and audited and accompanied by (i) a report and opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Administrative Agent (the "Auditor"), which report and opinion shall be prepared in accordance with audit standards of the Public Company Accounting Oversight Board and applicable Securities Laws and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit or with respect to the absence of material misstatement and (ii) to the extent required to be prepared under applicable Securities Laws, the report(s) of management on the Company’s internal control over financial reporting pursuant to Items 308(a) and 308(c) of Regulation S-K promulgated under the Exchange Act, the Auditor’s attestation report on management’s assessment of the Company’s internal control over financial reporting as filed with the 96 #500021837_v16

SEC on Form 10-K for the Company, and an independent assessment by the Auditor as to the effectiveness of the Company’s internal control over financial reporting as required by Auditing Standard No. 2 of the Public Company Accounting Oversight Board; (b) within 45 days after the end of each of the first three fiscal quarters in each fiscal year, unaudited consolidated balance sheets as of the end of such fiscal quarter and the related statements of income and cash flow for such fiscal quarter and for the portion of the fiscal year then elapsed, on a consolidated basis for the Company and its Subsidiaries, setting forth in comparative form corresponding figures for the preceding fiscal year and certified by any financial officer of the Company that is a Responsible Officer as prepared in accordance with GAAP and fairly presenting the financial condition, results of operations, stockholders’ equity and cash flows for such fiscal quarter and period, subject to normal year -end adjustments and the absence of footnotes; (c) simultaneously with the delivery of each set of consolidated financial statements referred to in clauses (a) and (b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements, or otherwise demonstrating in a manner reasonably satisfactory to the Administrative Agent compliance with the provisions of Section 7.15 relating to the Unrestricted Subsidiaries; and (d) no later than 60 days following the end of each fiscal year, annual financial projections of the Company and its Subsidiaries on a consolidated basis, in form satisfactory to the Administrative Agent and the Required Lenders, of (i) consolidated balance sheets and statements of income or operations and cash flows and (ii) Availability for the Company and its Subsidiaries for the current fiscal year, monthquarter by monthquarter. As to any information contained in materials furnished pursuant to Section 7.02(d), the Borrowers shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrowers to furnish the information and materials described in subsections (a) and (b) above at the times specified therein. 7.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders: (a) concurrently with the delivery of the financial statements referred to in Section 7.01(a), a certificate of its independent certified public accountants certifying such financial statements and stating that in making the examination necessary they have not become aware of any Default in respect of any term, covenant, condition of Section 8.12 or other provision in so far as they relate to accounting matters or, if any such Default shall exist, stating the nature and status of such event; (b) a Compliance Certificate executed by the any financial officer of the Company that is a Responsible Officer which provides a reasonably detailed calculation of the Fixed Charge Coverage Ratio delivered concurrently with delivery of financial statements under Sections 7.01 (a) and (b) above, whether or not a Fixed Charge Trigger Period then exists; (c) promptly after any request by the Administrative Agent, documents and other information supporting the calculation of any defined term used in the computation in any Compliance Certificate of the financial covenant set forth in Section 8.12; (d) promptly after the same are available, copies of each annual report, proxy or financial statement sent to the stockholders of the Company, and copies of all annual, regular, periodic and special reports and registration statements which the Company may file or be required to file with the SEC under 97 #500021837_v16

Section 13 or 15(d) of the Exchange Act, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (e) at the Administrative Agent’s request during a Dominion Trigger Period (but not more frequently than monthly unless a Default or Event of Default has occurred and is continuing), a listing of each Borrower's trade payables, specifying the trade creditor and balance due all in form satisfactory to Administrative Agent; and (f) promptly, such additional information regarding the business, financial or corporate affairs of any Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request. Documents required to be delivered pursuant to Section 7.01(a) or (b) or Section 7.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower Agent posts such documents, or provides a link thereto on the Borrower Agent’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Borrower Agent’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower Agent shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower Agent to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower Agent shall notify (which may be by facsimile or electronic mail) the Administrative Agent and each Lender of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrowers shall be required to provide paper copies of the Compliance Certificates required by Section 7.02(b) to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrowers with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. Each Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, "Borrower Materials") by posting the Borrower Materials on IntraLinks or another similar electronic system (the "Platform") and (b) certain of the Lenders (each, a "Public Lender") may have personnel who do not wish to receive material non-public information with respect to the Borrowers or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. Each Borrower hereby agrees that, so long as any Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities, (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrower Materials "PUBLIC", each Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to any Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (y) all Borrower Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated 98 #500021837_v16

"Public Investor"; and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor". Notwithstanding the foregoing, the Borrowers shall be under no obligation to mark any Borrower Materials "PUBLIC." 7.03 Notices. Promptly notify the Administrative Agent and each Lender: (a) of the occurrence of any Default; (b) of (i) the filing of a notice of lien by the Internal Revenue Service or other Governmental Authority against any Borrower or any Subsidiary, or any other material development, with respect to the matters described in Schedule 6.06 under the heading "Walter Energy-related Income Taxes" or (ii) any other matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including (A) breach or non-performance of, or any default under, a Contractual Obligation of any Borrower or any Subsidiary; (B) any dispute, litigation, investigation, proceeding or suspension between any Borrower or any Subsidiary and any Governmental Authority; (C) the commencement of, or any material development in, any litigation or proceeding affecting any Borrower or any Subsidiary, including pursuant to any applicable Environmental Laws; violation or asserted violation of any applicable Law; (c) of the occurrence of any ERISA Event; and (d) of (i) any material change in accounting policies or financial reporting practices by any Borrower or any Subsidiary, including the discharge, withdrawal or resignation of the Company’s Auditors or (ii) any determination by the Borrower Agent referred to in Section 2.11(b). Each notice pursuant to this Section 7.03 shall be accompanied by a statement of a Responsible Officer of the Borrower Agent setting forth details of the occurrence referred to therein and stating what action the Borrowers have taken and proposes to take with respect thereto. Each notice pursuant to Section 7.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 7.04 Payment of Obligations. Pay and discharge as the same shall become due and payable (taking into account any extensions), all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being Properly Contested; (b) all lawful claims which, if unpaid, would by law become a Lien upon its property, except to the extent that any such Lien would otherwise be permitted by Section 8.01; and (c) all Indebtedness having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness. 7.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization or formation except in a transaction permitted by Section 8.04 or 8.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 99 #500021837_v16

7.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its properties (other than insignificant properties) and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities. 7.07 Maintenance of Insurance; Condemnation Proceeds. (a) Any proceeds of insurance (other than proceeds from workers’ compensation or D&O insurance) covering Collateral and any awards arising from condemnation of any Collateral shall be deposited to a Dominion Account. (b) The Borrowers shall maintain, with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and (i) naming the Administrative Agent, on behalf of itself and for the benefit of the Secured Parties, as lenders loss payee and (ii) providing for not less than 30 days’ (or 10 days’ for nonpayment of premium) prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance, none of which insurance (other than worker’s compensation insurance, disability insurance, cyber security insurance, product warranty insurance and other similar types of insurance that do not constitute the insurance of its properties or of interruptions to its business operations, which insurance may, at Borrowers’ option, be provided by an Unrestricted Captive Insurance Subsidiary) shall be provided by any Subsidiary or any other Affiliate of the Borrowers. Any insurance permitted to be provided by an Unrestricted Captive Insurance Subsidiary under the terms of this Section 7.07(b) may (but shall not be required) to be issued under a fronting arrangement with a properly licensed, unaffiliated insurance company otherwise meeting the requirements of this paragraph. 7.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws (including without limitation all applicable Environmental Laws) and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being Properly Contested; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 7.09 Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrowers or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over any Borrower or such Subsidiary, as the case may be. 7.10 Inspection Rights; Appraisals. (a) Permit the Administrative Agent or its designees or representatives from time to time, subject (except when a Default or Event of Default exists) to reasonable notice and normal business hours, to conduct Field Exams and/or appraisals of Inventory; provided that representatives of the Borrowers shall be given the opportunity to participate in any discussions with the independent accountants. Lenders may participate in any such Field Exams at their own expense. Neither the Administrative Agent nor any Lender shall have any duty to any Borrower to make any Field Exam, nor 100 #500021837_v16 to share any results of any Field Exam with any Borrower, other than results of appraisals, which may be shared with the Borrower Agent upon request. The Borrowers acknowledge that all Field Exams, appraisals and reports are prepared by or for the Administrative Agent and Lenders for their purposes, and Borrowers shall not be entitled to rely upon them. (b) Reimburse the Administrative Agent for all reasonable and documented out-of-pocket charges, costs and expenses of the Administrative Agent in connection with Field Exams and Inventory appraisals conducted one time during any 12 month period, plus, during any time when Average Availability is less than the greater of (i) 15% of the Loan Cap and (ii) $26,250,000, one additional Field Exam and one additional Inventory appraisal for such 12 month period; provided that, if at any time Total Outstandings are less than $60,000,000, the Administrative Agent may waive the requirement for an Inventory appraisal once every two years; provided, further, however, that if a Field Exam or Inventory appraisal is conducted during the continuance of an Event of Default, all charges, costs and expenses therefor shall be reimbursed by Borrowers without regard to such limits. The Borrowers specifically agree to pay the Administrative Agent’s then standard charges for each day that an employee of the Administrative Agent or its Affiliates is engaged in any Field Exam activities for all Field Exams conducted as provided herein, and shall pay the standard charges of the Administrative Agent’s internal appraisal group. This Section shall not be construed to limit the Administrative Agent’s right to use third parties to conduct Field Exams. 7.11 Use of Proceeds. Use the proceeds of the Credit Extensions (i) to refinance certain Indebtedness under the Existing Agreement, (ii) to pay fees and expenses in connection with the Transactions, and/or (iii) for working capital, capital expenditures, and other general corporate purposes not in contravention of any Law or of any Loan Document. 7.12 New Subsidiaries. As soon as practicable but in any event within 30 Business Days (as such deadline may be extended from time to time by the Administrative Agent in its sole discretion) following the acquisition or creation of any Domestic Restricted Subsidiary that is a Material Subsidiary (other than any Excluded Domestic Subsidiary), by Division or otherwise, or the time any existing Domestic Subsidiary (other than any Unrestricted Subsidiary and any Excluded Domestic Subsidiary) is otherwise required to become a Borrower in compliance with Section 3.03(b) or Section 7.15(b)(i), in each such case, the Company shall cause to be delivered to the Administrative Agent each of the following, as applicable, all of which shall be in form and substance acceptable to the Administrative Agent: (a) a Borrower Joinder Agreement duly executed by such Domestic Subsidiary; (b) a Security Joinder Agreement duly executed by such Domestic Subsidiary; (c) Uniform Commercial Code financing statements naming such Domestic Subsidiary as "Debtor" and naming the Administrative Agent for the benefit of the Secured Parties as "Secured Party," in form, substance and number sufficient in the reasonable opinion of the Administrative Agent and its special counsel to be filed in all Uniform Commercial Code filing offices and in all jurisdictions in which filing is necessary to perfect in favor of the Administrative Agent for the benefit of the Secured Parties the Lien on the Collateral conferred under such Security Instrument to the extent such Lien may be perfected by Uniform Commercial Code filing; (d) upon the reasonable request of the Administrative Agent, an opinion of counsel to each Domestic Subsidiary executing Joinder Agreements, pursuant to this Section 7.12, dated as of the date of delivery of such applicable Joinder Agreements (and other Loan Documents) provided for in this Section 101 #500021837_v16

7.12 and addressed to the Administrative Agent and the Lenders, reasonably acceptable to the Administrative Agent, each of which opinions may be in form and substance, including assumptions and qualifications contained therein, substantially similar to those opinions of counsel delivered pursuant to Section 5.01(a); (e) current copies of the Organization Documents of each such Domestic Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees thereof (and, if required by such Organization Documents or applicable law, of the stockholders, members or partners) of such Domestic Subsidiary authorizing the actions and the execution and delivery of documents described in this Section 7.12, all certified by the applicable Governmental Authority or appropriate officer as the Administrative Agent may elect; (f) upon the reasonable request of the Administrative Agent, updated certificates of insurance required under Section 7.07 evidencing such new Domestic Subsidiary is included in the coverage required therein; and (g) all documentation and other information as Administrative Agent or any Lender deems appropriate in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act and Beneficial Ownership Regulation and, if such Subsidiary qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Subsidiary, and all such information and documentation shall be satisfactory to the Administrative Agent. 7.13 Compliance with ERISA. Do, and cause each of its ERISA Affiliates to do, each of the following: (a) maintain each Plan and Foreign Pension Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other applicable Laws, including Foreign Benefit Laws; (b) cause each Plan which is qualified under section 401(a) of the Code to maintain such qualification; (c) cause each Foreign Pension Plan subject to any Foreign Benefit Law to maintain any required approvals by any Governmental Authority regulating such Foreign Pension Plan, (d) make all required contributions to any Plan subject to the Pension Funding Rules, and (e) make all required contributions and payments to any Foreign Pension Plans. 7.14 Further Assurances. At the Borrowers’ cost and expense, upon request of the Administrative Agent, duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further instruments, documents, certificates, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement, the Security Instruments and the other Loan Documents. 7.15 Unrestricted Subsidiaries. (a) The Borrower Agent may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Default shall have occurred and be continuing, (ii) no Restricted Subsidiary may be designated as an Unrestricted Subsidiary if it was previously designated an Unrestricted Subsidiary or if any of its Subsidiaries is a Restricted Subsidiary (unless such Subsidiaries are being designated as Unrestricted Subsidiaries simultaneously therewith), (iii) immediately after giving effect to such designation (A) the Borrowers and the Restricted Subsidiaries shall be in compliance, on a historical pro forma basis, with the covenants set forth in Sections 8.02 and 8.12, (B) Pro Forma Availability shall be at least the greater of 25% of the Loan Cap and $43,750,000, (C) the aggregate amount of net sales of the Unrestricted Subsidiaries shall not exceed 10% of the aggregate amount of net 102 #500021837_v16 sales of the Company and its Subsidiaries on a consolidated basis, (D) the consolidated EBITDA (measured on the same basis as "Consolidated EBITDA" provided herein, but for the Unrestricted Subsidiaries only) of the Unrestricted Subsidiaries shall not exceed 10% of the Consolidated EBITDA (measured as if all Subsidiaries were Restricted Subsidiaries for this purpose) of the Company and its Subsidiaries on a consolidated basis, and (E) the aggregate amount of total assets of the Unrestricted Subsidiaries shall not exceed 10% of the total assets of the Company and its Subsidiaries, (iv) neither the Company nor any Restricted Subsidiary shall contribute any material Intellectual Property to any Unrestricted Subsidiary or designate or permit any Subsidiary that owns material Intellectual Property to be an Unrestricted Subsidiary and (v) prior to the effectiveness of any such designation, the Borrower Agent shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating compliance with the subsections (iii)(A) through (iii)(E) above. The designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Company therein at the date of designation in an amount equal to the sum of (1) the Company's direct or indirect equity ownership percentage of the net worth of such designated Restricted Subsidiary immediately prior to such designation (such net worth to be calculated without regard to any guarantee provided by such designated Restricted Subsidiary) and (2) without duplication, the aggregate principal amount of all Indebtedness owed by such designated Unrestricted Subsidiary and its Subsidiaries (to the extent such Subsidiaries are not previously Unrestricted Subsidiaries) to the Company or any Restricted Subsidiary immediately prior to such designation, all calculated, except as set forth in the parenthetical to clause (1), on a consolidated basis in accordance with GAAP (and such designation shall only be permitted to the extent such Investment is permitted under Section 8.02). (b) If at any time: (i) an Unrestricted Subsidiary becomes a guarantor of any Indebtedness of the Company or any Restricted Subsidiary, then the Borrower Agent shall provide prompt notice thereof to the Administrative Agent, and in any case within 10 days of such occurrence, and such Subsidiary shall automatically become a Restricted Subsidiary and a Borrower hereunder in compliance with, and otherwise satisfy the provisions of, Section 7.12, or (ii) any of the following occurs: (x) the aggregate amount of net sales of the Unrestricted Subsidiaries exceeds 10% of the aggregate amount of net sales of the Company and its Subsidiaries on a consolidated basis, (y) the consolidated EBITDA (measured on the same basis as "Consolidated EBITDA" provided herein, but for the Unrestricted Subsidiaries only) of the Unrestricted Subsidiaries exceeds 10% of the Consolidated EBITDA (measured as if all Subsidiaries were Restricted Subsidiaries for this purpose) of the Company and its Subsidiaries on a consolidated basis, or (z) the aggregate amount of total assets of the Unrestricted Subsidiaries exceeds 10% of the total assets of the Company and its Subsidiaries, then in any such case the Borrower Agent will promptly, and in any event within 10 days thereafter, designate one or more Unrestricted Subsidiaries a Restricted Subsidiaries so that, after such designation, none of the tests in subsections (x), (y) and (z) is then violated. (c) If at any time a Restricted Subsidiary is designated as an Unrestricted Subsidiary in compliance with this Agreement, the Administrative Agent shall be authorized to, and shall at the request of the Borrower Agent, (i) release such Unrestricted Subsidiary from any Loan Document to which it is a party and release any Administrative Agent's Liens on the property or assets of such Unrestricted Subsidiary, and (ii) all Accounts and Inventory of such Subsidiary shall be excluded from the Borrowing Base. 103 #500021837_v16

(d) If at any time any Unrestricted Subsidiary is designated or becomes a Restricted Subsidiary pursuant to the terms of this Agreement, such Restricted Subsidiary shall, to the extent required thereby, comply with the provisions of Section 7.12 within the time required therein. (e) Except as otherwise provided in the definitions of "Accounts Formula Amount" and "Inventory Formula Amount", none of the Accounts or Inventory of any Subsidiary newly designated as a Borrower shall be included in the calculation of the Borrowing Base until Agent has conducted Field Exams and appraisals reasonably required by it with results reasonably satisfactory to the Administrative Agent and the Person owning such Accounts or Inventory shall be a (directly or indirectly) wholly-owned Subsidiary of the Company and have become a Borrower. 7.16 Licenses. (a) Keep in full force and effect each License (i) the expiration or termination of which could reasonably be expected to materially adversely affect the realizable value in the use or sale of a material amount of Inventory or (ii) the expiration or termination of which could reasonably be expected to have a Material Adverse Effect (each a "Material License"); (b) promptly notify Administrative Agent of (i) any material modification to any such Material License that could reasonably be expected to be materially adverse to any Borrower or the Administrative Agent or any Lender and (ii) entering into any new Material License; (c) pay all Royalties (other than immaterial Royalties or Royalties being Properly Contested) arising under such Material Licenses when due (subject to any cure or grace period applicable thereto); and (d) notify Administrative Agent of any material default or material breach asserted in writing by any Person to have occurred under any such Material License. 7.17 Landlord and Storage Agreements. Upon request, provide Administrative Agent with copies of all existing and future agreements entered into between a Borrower and any landlord, warehouseman, processor, shipper, bailee or other Person that owns any premises at which any Collateral with an aggregate value of $3,000,000 or greater may be kept or that otherwise may possess any Collateral with an aggregate value of $3,000,000 or greater, but in each case, only if any Collateral is reasonably likely to remain on such premises or in such possession, as applicable, for at least 30 days. 7.18 Anti-Corruption Laws. Conduct its businesses in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and, to its knowledge, other similar anti-corruption laws in other applicable jurisdictions, and maintain policies and procedures reasonably designed to promote and achieve compliance with such laws. ARTICLE VIII. NEGATIVE COVENANTS So long as any Lender shall have any Revolving Credit Commitment hereunder, any Loan or other Obligation hereunder (other than unasserted contingent indemnification and unasserted expense reimbursement obligations in each case not yet due and payable) shall remain unpaid or unsatisfied, or any Letter of Credit that has not been Cash Collateralized shall remain outstanding, no Borrower shall, nor shall it permit any Restricted Subsidiary to, directly or indirectly: 8.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or net sales, whether now owned or hereafter acquired, other than the following: (a) Liens pursuant to any Loan Document; (b) Liens existing on the date hereof and listed on Schedule 8.01 and any renewals or extensions thereof, provided that the property covered thereby consists only of the property covered by the Liens being renewed or extended and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 8.03(b); 104 #500021837_v16

(c) Liens for taxes, assessments or other governmental charges, not yet due or which are being Properly Contested; (d) Liens of carriers, warehousemen, mechanics, materialmen, repairmen, landlords or other like Liens imposed by Law or arising in the Ordinary Course of Business which are not overdue for a period of more than 30 days or which are being Properly Contested; (e) Liens, pledges or deposits in the Ordinary Course of Business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA or a Foreign Benefit Law; (f) Liens or deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the Ordinary Course of Business, and including deposits (but not Liens) related to the acquisition of property; (g) (i) Liens with respect to minor imperfections of title and easements, rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other similar restrictions, charges, encumbrances or title defects affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person and does not materially detract from the value of or materially impair the use by the Borrowers in the ordinary course of its business of the property subject to or to be subject to such encumbrance; (h) any interest or title of a lessor or sublessor and any restriction or encumbrance to which the interest or title of such lessor or sublessor may be subject (i) that is incurred in the Ordinary Course of Business, (ii) if arising with respect to rent or any other obligation, such rent or other obligation is not in default, and (iii) either individually or when aggregated with all other Liens described in clauses (a) through (g) in effect on any date of determination, could not be reasonably expected to have a Material Adverse Effect; (i) Liens securing judgments for the payment of money not constituting an Event of Default under Section 9.01 or securing appeal or other surety bonds related to such judgments; (j) Liens securing Indebtedness permitted under Section 8.03(e); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; (k) Liens in the nature of trustees’ Liens granted pursuant to any indenture governing any Indebtedness permitted by Section 8.03, in each case in favor of the trustee (but not the holders of such Indebtedness) under such indenture and securing only obligations to pay compensation to such trustee, to reimburse its expenses and to indemnify it under the terms thereof; (l) Liens of sellers of goods to the Borrowers and the Restricted Subsidiaries arising under Article 2 of the UCC or similar provisions of applicable law in the Ordinary Course of Business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses; (m) Liens securing Assumed Indebtedness of the Borrowers and the Restricted Subsidiaries permitted pursuant to Section 8.03(f); provided that (i) such Liens do not at any time encumber any 105 #500021837_v16 property of any Domestic Subsidiary that would constitute Collateral if such Domestic Subsidiary were a Borrower, (ii) such Liens do not at any time encumber any property other than property of the Subsidiary acquired, or the property acquired, and proceeds thereof in connection with such Assumed Indebtedness and shall not attach to any assets of the Borrowers or the Restricted Subsidiaries theretofore existing or (except for any such proceeds) which arise after the date thereof, and (iii) the Assumed Indebtedness and other secured Indebtedness of the Borrowers and the Restricted Subsidiaries secured by any such Lien does not exceed the fair market value of the property being acquired in connection with such Assumed Indebtedness; (n) Liens on the Equity Interests of Unrestricted Subsidiaries securing Indebtedness incurred by such Unrestricted Subsidiaries; (o) Liens on assets of Excluded Domestic Subsidiaries or Foreign Subsidiaries of the Company securing Indebtedness of such Excluded Domestic Subsidiaries or Foreign Subsidiaries permitted pursuant to clauses (g), (i) or (k) of Section 8.03; (p) operating leases or subleases granted by the Borrowers or the Restricted Subsidiaries to any other Person in the Ordinary Course of Business; (q) [reserved]; (r) [reserved]; (s) Liens on specific items of Inventory or other goods of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the shipment or storage of such Inventory or goods; (t) Liens in favor of collecting or payor banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Company or any Restricted Subsidiary thereof on deposit with or in possession of such bank; (u) Liens arising from precautionary UCC financing statements regarding operating leases or consignments; and (v) additional Liens attaching to assets that are not included in the Collateral so long as the aggregate principal amount of the obligations so secured does not exceed $15,000,000 at any time outstanding. 8.02 Investments. Make any Investments, except: (a) Investments held by the Borrowers or the Restricted Subsidiaries in the form of Cash Equivalents; (b) loans and advances to officers, directors and employees of the Borrowers and the Restricted Subsidiaries either (i) made in the Ordinary Course of Business of the Borrowers and the Restricted Subsidiaries as conducted on the Closing Date to the extent permitted by applicable Law, or (ii) made in connection with the relocation of any such officer, director or employee in an aggregate amount at any one time outstanding not to exceed $5,000,000; 106 #500021837_v16

(c) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the Ordinary Course of Business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (d) Guarantees, and letters of credit issued in support of such Guarantees, permitted by Section 8.03; (e) equity Investments existing as of the date hereof and as set forth in Schedule 6.13(a) or Schedule 6.13(b) and other Investments existing as of the date hereof and as set forth in Schedule 8.02 and extensions or renewals thereof, provided that no such extension or renewal shall be permitted if it would (x) increase the amount of such Investment at the time of such extension or renewal or (y) result in a Default hereunder; (f) Investments constituting Consolidated Capital Expenditures; (g) Investments in the form of non-cash consideration received from a Disposition permitted by Section 8.05(e); (h) Investments by the Company or any Restricted Subsidiary consisting of the transfer of Equity Interests of an Excluded Domestic Subsidiary or Foreign Subsidiary to any Excluded Domestic Subsidiary or Foreign Subsidiary that is a Restricted Subsidiary; (i) Investments made or held by any Excluded Domestic Subsidiary or Foreign Subsidiary of the Company that is a Restricted Subsidiary in any Excluded Domestic Subsidiary or Foreign Subsidiary of the Company that is a Restricted Subsidiary; (j) Investments of (i) the Company or any Restricted Subsidiary in the Company or any other Borrower at any time, (ii) the Company or any Restricted Subsidiary in any Restricted Subsidiary or Unrestricted Subsidiary existing as of the date hereof and, (iii) the Company or any Restricted Subsidiary in any Unrestricted Subsidiary (other than any Unrestricted Captive Insurance Subsidiary) or Restricted Subsidiary that is not a Borrower made after the date hereof in an aggregate amount at any one time outstanding not to exceed $25,000,000, and (iv) the Company or any Restricted Subsidiary in any Unrestricted Captive Insurance Subsidiary made after the date hereof in an aggregate amount at any one time outstanding not to exceed $10,000,000; (k) Investments in the form of securities of any Person acquired in an Acquisition permitted hereunder and Assumed Indebtedness in respect of a Person or property acquired in an Acquisition permitted hereunder; (l) Investments in Swaps permitted to be maintained under Section 8.03(d); (m) Investments consisting of Indebtedness held by the Borrowers and the Restricted Subsidiaries arising on account of the accrual of interest on such Investments; (n) Investments consisting of extensions of credit to customers and vendors in the Ordinary Course of Business in an aggregate amount at any one time outstanding not to exceed $25,000,000; (o) [intentionally omitted]; and 107 #500021837_v16

(p) other Investments if, prior to each such Investment, the Borrower Agent has delivered a certificate to the Administrative Agent demonstrating that either (i) Pro Forma Availability is greater than or equal to the greater of 15% of the Loan Cap and $26,250,000 for each day during the 30 day period prior to such Investment and immediately after giving effect thereto, or (ii) Pro Forma Availability is greater than or equal to the greater of 10%, but less than 15%, of the Loan Cap and $17,500,000 for each day during the 30 day period prior to such Investment and immediately after giving effect thereto, and in the case of this clause (ii) the Consolidated Fixed Charge Coverage Ratio (calculated on a pro forma basis giving effect to such Investment and any Indebtedness incurred in connection therewith, all in accordance with Section 1.03(d)) as of the most recently ended Measurement Period is at least 1.00 to 1.00; and (q) other Investments made on or after the FifthSeventh Amendment Effective Date in an aggregate amount of up to $50,000,000 at any time outstanding; provided that, notwithstanding the foregoing, (i) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and (ii) no Investment otherwise permitted by clause (d) (except to the extent related to Indebtedness then permitted to be incurred under Section 8.03), (k) or (p) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing. 8.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; (b) Indebtedness outstanding on the date hereof and listed on Schedule 8.03 and any Permitted Refinancing Indebtedness of such Indebtedness; (c) Guarantees of the Borrowers or other Restricted Subsidiaries in respect of Indebtedness otherwise permitted hereunder of the Borrowers or other Restricted Subsidiaries (other than Indebtedness described in clauses (i) or (k) below), provided that (i) any guarantee of Permitted Subordinated Debt or of any other Indebtedness permitted hereunder that is subordinated to the Obligations shall be subordinated to the Obligations on substantially the same terms as such Permitted Subordinated Debt or other subordinated Indebtedness and (ii) the Borrowers may provide Guarantees of Indebtedness described in clause (g) below, provided such Guarantees shall be unsecured and all such Indebtedness Guaranteed by this clause (c)(ii) shall not exceed $50,000,000 in the aggregate; (d) obligations (contingent or otherwise) of the Borrowers or any Subsidiary existing or arising under any Swap, provided that (i) such obligations are (or were) entered into by such Person in the Ordinary Course of Business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, cash flows or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a "market view;" and (ii) such Swap does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; (e) Indebtedness in respect of capital leases, Synthetic Lease Obligations and purchase money obligations for real property and fixed or capital assets within the limitations set forth in Section 8.01(j); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $50,000,000; (f) Assumed Indebtedness of the Borrowers in an aggregate principal amount not to exceed $75,000,000 at any time outstanding; 108 #500021837_v16

(g) Indebtedness of Excluded Domestic Subsidiaries or Foreign Subsidiaries of the Company in an aggregate principal amount on the date of incurrence thereof not exceeding 10% of the total assets of the Company and its Restricted Subsidiaries as of the end of the most recently ended fiscal year of the Company; (h) the endorsement of negotiable instruments for deposit or collection or similar transactions in the Ordinary Course of Business; (i) Indebtedness of (i) any Borrower owing to a Borrower or any Restricted Subsidiary and (ii) (x) any Domestic Restricted Subsidiary which is not a Borrower owing to any Borrower or any Domestic Restricted Subsidiary or (y) any Foreign Subsidiary that is a Restricted Subsidiary of the Company owing to a Borrower or any Domestic Subsidiary; provided that (A) in the case of any Indebtedness described in subpart (ii) above, the Investment by such Borrower or Domestic Subsidiary is permitted by Section 8.02(j), 8.02(p) or 8.02(q), and (B) any such Indebtedness which is owing to the Company or any other Borrower, (1) to the extent requested by the Administrative Agent, such Indebtedness shall be evidenced by one or more promissory notes in form and substance satisfactory to the Administrative Agent which shall be duly executed and delivered to (and indorsed to the order of) the Administrative Agent in pledge pursuant to a pledge agreement acceptable to the Administrative Agent and (2) in the case of any such Indebtedness owed by a Person other than a Borrower, such Indebtedness shall not be forgiven or otherwise discharged for any consideration other than payment (Dollar for Dollar) in cash unless the Administrative Agent otherwise consents; (j) surety bonds permitted under Section 8.01; (k) Indebtedness of any Excluded Domestic Subsidiary or Foreign Subsidiary owing to any Excluded Domestic Subsidiary or Foreign Subsidiary; (l) Permitted Subordinated Debt and any Permitted Refinancing Indebtedness of such Permitted Subordinated Debt; (m) other unsecured Indebtedness of the Company and its Subsidiaries so long as, to the extent the outstanding principal amount of any such Indebtedness exceeds $15,000,000, the weighted average life to maturity of such excess Indebtedness is more than six months following the Revolving Credit Maturity Date in effect at the time such excess Indebtedness was incurred; and (n) unsecured Note Obligations in an aggregate principal amount on the date of incurrence thereof not to exceed $500,000,000 plus the amount of any incremental facility relating thereto, and any Permitted Refinancing Indebtedness of such Note Obligations; provided that (i) no Indebtedness otherwise permitted by clause (e), (f), (g), (i) (as such clause (i) relates to loans made by any Borrower to Restricted Subsidiaries which are not Borrowers), (m) or (n) may be incurred if, immediately before or after giving effect to the incurrence thereof, any Default shall have occurred and be continuing, and (ii) all such Indebtedness of the type described in clause (i)(i)(y) above that is owed to Subsidiaries that are not Borrowers shall be subordinated, in writing, to the Obligations upon terms satisfactory to the Administrative Agent. 8.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom: 109 #500021837_v16

(a) any Restricted Subsidiary may merge with a Borrower or any one or more other Restricted Subsidiaries, provided that when a Borrower is merging with a Restricted Subsidiary, the Borrower shall be the continuing or surviving Person; and (b) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to a Borrower or another Restricted Subsidiary; provided that if the transferor in such a transaction is a Borrower, then the transferee must also be a Borrower; and (c) a merger or consolidation necessary to consummate (i) an Acquisition permitted by and in compliance with Section 8.13 or (ii) a Disposition permitted by and in compliance with Section 8.05 shall be permitted hereunder. 8.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions in the Ordinary Course of Business (so long as such Disposition does not constitute a Disposition of all or a substantial part of the Company’s and the Restricted Subsidiaries’ assets, taken as a whole) or of obsolete or worn out property; (b) any Disposition that constitutes (i) an Investment permitted under Section 8.02, (ii) a Lien permitted under Section 8.01, (ii) a merger or Disposition permitted under Section 8.04(a) or (b), or (iii) a Restricted Payment permitted under Section 8.06; (c) Dispositions for fair market value of equipment or real property to the extent that (i) such equipment or real property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement equipment or real property; (d) Dispositions of property by a Borrower or any Restricted Subsidiary to a wholly-owned Restricted Subsidiary or, solely with respect to Dispositions of the Equity Interests of a Restricted Subsidiary, to the Company or a Domestic Subsidiary; provided that if the transferor of such property is a Borrower, the transferee thereof must be a Borrower; (e) Dispositions of assets or Equity Interests of the Subsidiaries, so long as (i) each such Disposition is, in the reasonable judgment of the Company, for fair market value, (ii) both before and after giving effect thereto, no Default or Event of Default has occurred and is continuing, (iii) immediately after giving effect to such Disposition, Pro Forma Availability shall be at least 20% of the Aggregate Commitments and (iv) the aggregate amount of all Dispositions made pursuant to this subsection in any one fiscal year of the Company does not exceed 20% of the total assets of the Company and its Restricted Subsidiaries as of the end of the most recently ended fiscal year of the Company; (f) such Disposition that results from a casualty or condemnation in respect of such property or assets and is not otherwise an Event of Default under Section 9.01; (g) such Disposition that consists of the sale or discount of overdue accounts receivable that are not Eligible Accounts in the Ordinary Course of Business in an aggregate original amount for all such Accounts in any fiscal year of up to $5,000,000, but only in connection with the compromise or collection thereof, provided that the Net Cash Proceeds from such Disposition shall be deposited in a Dominion Account; and 110 #500021837_v16

111 #500021837_v16 $51,243,500 Fiscal Year ending September 30, 2020 Fiscal Year ending September 30, 2025 $56,367,850 Fiscal Year ending September 30, 2022 $35,000,000 Fiscal Year ending September 30, 2026 $42,350,000 $62,004,635 (h) Dispositions of assets with respect to which the fair market value of all such assets Disposed of, whether individually or in a series of related transactions, does not exceed $10,000,000 in the aggregate during the term of this Agreement. 8.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, in each case (except Section 8.06(a)) so long as no Default or Event of Default shall have occurred and be continuing (both before and after the making of such Restricted Payment): (a) (i) each Restricted Subsidiary may make Restricted Payments to the Company and to wholly-owned Restricted Subsidiaries that are Borrowers and (ii) each Excluded Domestic Subsidiary or Foreign Subsidiary may make Restricted Payments to any Excluded Domestic Subsidiary or Foreign Subsidiary; (b) the Company and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person; (c) the Company and each Subsidiary may purchase, redeem or otherwise acquire shares of its common stock or other common Equity Interests or warrants or options to acquire any such shares in connection with customary employee or management agreements, plans or arrangements; (d) the Company shall be permitted to make Restricted Payments in the form of cash dividends to the holders of common stock of the Company in an aggregate amount in any fiscal year not to exceed the amounts indicated below: Fiscal Year ending September 30, 2027 $68,205,099 Fiscal Year ending September 30, 2023 Fiscal Year ending September 30, 2028 $46,585,000 $75,025,609 Fiscal Year ending September 30, 2021 Fiscal Year ending September 30, 2029 $82,528,170 Fiscal Year ending September 30, 2024 (e) the Company and each Subsidiary shall be permitted to make other Restricted Payments in the form of cash dividends, distributions, purchases, redemptions or other acquisitions of or with respect to Equity Interests if, prior to each such Restricted Payment, the Borrower Agent has delivered a certificate to the Administrative Agent demonstrating that either (i) Pro Forma Availability is greater than or equal to the greater of 17.5% of the Loan Cap and $30,625,000 for each day during the 30 day period $38,500,000 prior to such Restricted Payment and immediately after giving effect thereto, or (ii) Pro Forma Availability is greater than or equal to the greater of 12.5%, but less than 17.5%, of the Loan Cap and $21,875,000 for each day during the 30 day period prior to such Restricted Payment and immediately after giving effect thereto, and in the case of this clause (ii) the Consolidated Fixed Charge Coverage Ratio (calculated on a pro forma basis giving effect to such Restricted Payment in accordance with Section 1.03(d)) as of the most recently ended Measurement Period is at least 1.00 to 1.00. 8.07 Change in Nature of Business. Engage in any material line of business that is not a Core Business. 8.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Company, whether or not in the Ordinary Course of Business, other than (a) transactions on fair and reasonable terms substantially as favorable to such Borrower or such Subsidiary as would be obtainable by such Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, (b) the consummation by such Borrower and its Subsidiaries of the transactions effected by the Loan Documents, (c) any employment arrangement entered into by such Borrower or any of its Subsidiaries in the Ordinary Course of Business and consistent with the past practices of such Borrower or such Subsidiary, (d) (i) transactions between or among the Borrowers and their Restricted Subsidiaries or between or among Restricted Subsidiaries, and (ii) transactions between or among the Borrowers and their Restricted Subsidiaries, on the one hand, and any Unrestricted Captive Insurance Subsidiary, on the other, in each case to the extent permitted under the terms of the Loan Documents, (e) the declaration and payment of dividends and the making of distributions to all holders of any class of capital stock of the Company or any of its Restricted Subsidiaries to the extent otherwise permitted under Section 8.06, and (f) shared service arrangements entered into in the Ordinary Course of Business and allocating expenses and fees reasonably in accordance with the services provided. 8.09 Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that: (a) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person; or (b) limits the ability (i) of any Restricted Subsidiary to make Restricted Payments to the Company or any Borrower or to otherwise transfer property to the Company or any Borrower other than customary restrictions required in connection with (x) financings permitted by this Agreement, the limitations of which are no more restrictive than the corresponding limitations applicable to the Borrowers hereunder, and (y) Dispositions permitted by this Agreement and which limitations cover only such assets or Person(s) which are the subject matter of such Dispositions and, prior to such Disposition, permit the Liens granted under the Loan Documents therein, and (ii) of any Restricted Subsidiary to Guarantee the Indebtedness of the Borrowers or become a direct Borrower hereunder, or (iii) of any Borrower or any Restricted Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this clause (iii) shall not prohibit: (A) a negative pledge contained in either (x) Indebtedness of any Restricted Subsidiary as of the date it becomes a Restricted Subsidiary of the Company in any transaction otherwise permitted hereunder or (y) Indebtedness outstanding on the date hereof and listed on Schedule 8.03, in each case so long as such provision does not impair or conflict with any Security Instrument or with Section 7.12 hereof; (B) provisions limiting Liens on property as may be contained in the terms of any Indebtedness permitted under Section 8.03(e) or (f) solely to the extent any such limitations relates to the property financed by or the subject of such Indebtedness; 112 #500021837_v16

(C) provisions of any Law, order or agreement giving rise to a prior Lien permitted under Section 8.01(c), (d), (e), (f), (h), (i), (n), (o), and (p) limiting Liens on property, and only on such property, subject to such prior Lien; and (D) such provisions as may be contained in any refinancing or replacing Indebtedness permitted under Section 8.03, provided that the terms of such provisions shall be no less favorable to the Administrative Agent and the Lenders as were contained in the Indebtedness being refinanced or replaced. 8.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, in any manner that might cause the Credit Extension or the application of such proceeds to violate Regulations T, U or X of the FRB, in each case as in effect on the date or dates of such Credit Extension and such use of proceeds. 8.11 Prepayment of Indebtedness; Amendment to Material Agreements. (a) Prepay, redeem, purchase, repurchase, defease or otherwise satisfy prior to the scheduled maturity thereof any Indebtedness that is either subordinated to the Indebtedness hereunder or has a stated maturity date later than the Revolving Credit Maturity Date, or make any payment in violation of any subordination terms thereof, including in each case pursuant to any change of control, sale of assets, issuance of any equity or otherwise as may be set forth in the terms thereof or available to the Borrowers at its option, except, so long as no Default (other than in the case of clause (iii) below) or Event of Default shall exist prior to or immediately thereafter, prepayments, redemptions, purchases, repurchases, defeasances or other satisfaction (collectively, a "Prepayment") of: (i) Indebtedness made with the proceeds of any Permitted Subordinated Debt; (ii) Indebtedness made with the proceeds of other Indebtedness permitted to be incurred pursuant to Section 8.03 and containing terms and conditions (including terms of subordination, security and maturity) no less favorable in any material respect to the Administrative Agent and the Lenders than the Indebtedness being prepaid therewith; (iii) the Note Obligations in connection with any mandatory prepayments required pursuant to the Note Documents; provided the Borrower Agent shall deliver notice of such Prepayment to the Administrative Agent substantially concurrently with any notice thereof required to be delivered to the Note Trustee or any holders of the Notes, or if none, substantially concurrently with the making thereof; and (iv) any Indebtedness so long as the Borrower Agent shall have delivered to the Administrative Agent, substantially concurrently with the making of such Prepayment, a certificate demonstrating that either (i) Pro Forma Availability is greater than or equal to the greater of 15% of the Loan Cap and $26,250,000 for each day during the 30 day period prior to such Prepayment and immediately after giving effect thereto, or (ii) Pro Forma Availability is greater than or equal to 10%, but less than 15%, of the Loan Cap and $17,500,000 for each day during the 30 day period prior to such Prepayment and immediately after giving effect thereto, and in the case of this clause (ii) the Consolidated Fixed Charge Coverage Ratio (calculated on a pro forma basis giving effect to such Prepayment in accordance with Section 1.03(d)) as of the most recently ended Measurement Period is at least 1.00 to 1.00. 113 #500021837_v16

(b) Amend, modify or change in any manner any term or condition of (i) any Permitted Subordinated Debt Document or any other Indebtedness (other than the Note Documents) with a stated maturity date later than the Revolving Credit Maturity Date, in each case so that the terms and conditions thereof are less favorable in any material respect to the Administrative Agent and the Lenders than the terms of such Indebtedness as of the earlier of the FifthSeventh Amendment Effective Date or date of incurrence thereof, or (ii) any Note Documents if such amendment, modification or change (A) increases any required payment of principal; (B) accelerates the date on which any installment of principal or any interest is due, or adds any additional mandatory redemption, put or prepayment provisions; or (C) shortens the final maturity date or otherwise accelerates amortization. 8.12 Financial Covenant. Permit the Consolidated Fixed Charge Coverage Ratio to be less than 1.00 to 1.00 determined as of (i) the last day of the Measurement Period most recently ended before the commencement of a Fixed Charge Trigger Period and (ii) the last day of each Measurement Period thereafter ending during any Fixed Charge Trigger Period. 8.13 Acquisitions. Enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, or Consummate any Acquisition unless: (a) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition and the line or lines of business of the Person to be acquired either (i) constitute Core Businesses or (ii) consist of the sales of products to the same end-markets served by the Company and its Subsidiaries; (b) no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such Acquisition; provided that, in the case of any Limited Condition Transaction, such condition shall be limited to any Specified Default; (c) after giving pro forma effect to such Acquisition and all Indebtedness incurred or repaid in connection therewith, the Borrower Agent has delivered a certificate to the Administrative Agent demonstrating that either (i) Pro Forma Availability is greater than or equal to the greater of 15% of the Loan Cap and $26,250,000 for each day during the 30 day period prior to such Acquisition and immediately after giving effect thereto, or (ii) Pro Forma Availability is greater than or equal to the greater of 10%, but less than 15%, of the Loan Cap and $17,500,000 for each day during the 30 day period prior to such Acquisition and immediately after giving effect thereto, and in the case of this clause (ii) the Consolidated Fixed Charge Coverage Ratio (calculated on a pro forma basis giving effect to such Acquisition and any Indebtedness incurred in connection therewith and any other relevant factor, all in accordance with Section 1.03(d)) as of the most recently ended Measurement Period shall be at least 1.00 to 1.00; and (d) the Borrower Agent shall have furnished to the Administrative Agent prior to the date on which any such Acquisition is to be consummated, a certificate of a Responsible Officer of the Borrower Agent, in form and substance reasonably satisfactory to the Administrative Agent, (i) certifying that all of the requirements set forth above will be satisfied on or prior to the consummation of such Acquisition and (ii) a reasonably detailed calculation of item (c) above (and such certificate shall be updated as necessary to make it accurate as of the date the Acquisition is consummated). Except as otherwise provided in the definitions of "Accounts Formula Amount" and "Inventory Formula Amount", none of the Accounts or Inventory of any Person acquired or created in an Acquisition shall be included in the calculation of the Borrowing Base until (y) the Administrative Agent has conducted Field Exams and appraisals reasonably required by it with results reasonably satisfactory to the Agent and (z) the Person owning such Accounts or Inventory shall be a direct or indirect wholly-owned Subsidiary of the Company and have become a Borrower. 114 #500021837_v16

8.14 Creation of New Subsidiaries. Create or acquire any new Subsidiary after the Closing Date other than (a) Restricted Subsidiaries created or acquired in accordance with Section 7.12, or (b) one or more Unrestricted Captive Insurance Subsidiaries in accordance with the applicable provisions of Section 7.15; provided that (i) any Unrestricted Subsidiary (other than an Unrestricted Captive Insurance Subsidiary) may create a Subsidiary that is an Unrestricted Subsidiary and (ii) any Unrestricted Captive Insurance Subsidiary may create a Subsidiary that is an Unrestricted Captive Insurance Subsidiary. 8.15 Sanctions. Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time such proceeds are so used, lent, contributed or otherwise made available, is the subject of Sanctions, or in any other manner that will result in a violation by any Borrower or any Subsidiary of a Borrower or, to the knowledge of any Borrower, any other individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arrangers, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions. 8.16 Anti-Corruption Laws. Directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 or, to the knowledge of any Borrower, other similar anti-corruption laws in other applicable jurisdictions. ARTICLE IX. EVENTS OF DEFAULT AND REMEDIES 9.01 Events of Default. Any of the following shall constitute an Event of Default: (a) Non-Payment. Any Borrower fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation, or (ii) within three days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any commitment or other fee due hereunder, or (iii) within five days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. Any Borrower fails to perform or observe any term, covenant or agreement contained (i) in any of Sections 7.03(a) or (b), 7.05 (other than with respect to the maintenance of good standing), 7.10, 7.11 or 7.12 or Article VIII, or (ii) in any of Sections 3.02(a), 3.02(d), 7.02(b) or 7.07 and such failure referenced in this clause (ii) continues for three or more Business Days, or (iii) in Sections 7.01 or 7.02 (other than 7.02(b)) and such failure referenced in this clause (iii) continues for fifteen or more Business Days ; or (c) Other Defaults. Any Borrower fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after the earlier of (i) receipt of notice of such default by a Responsible Officer of the Borrower Agent from the Administrative Agent, or (ii) any Responsible Officer of the Borrower Agent becomes aware of such default; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Borrower herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading when made or deemed made in any material respect; or 115 #500021837_v16

(e) Cross-Default. (i) The Company, any Restricted Subsidiary or any other Borrower (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, and after passage of any grace period) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swaps) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $25,000,000, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, and such default continues for more than the period of grace, if any, therein specified, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap an Early Termination Date (as defined in such Swap) resulting from (A) any event of default under such Swap as to which the Company, any Restricted Subsidiary or any other Borrower is the Defaulting Party (as defined in such Swap) or (B) any Termination Event (as so defined) under such Swap as to which the Company, any Restricted Subsidiary or any other Borrower is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the company, any Restricted Subsidiary or any other Borrower as a result thereof is greater than $25,000,000; (f) Insolvency Proceedings, Etc. The Company, any Restricted Subsidiary or any other Borrower institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) The Company, any Restricted Subsidiary or any other Borrower becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; (iii) the Borrowers are enjoined or in any way prevented by any Governmental Authority from conducting all or substantially all of the business of the Borrowers taken as a whole for a period in excess of 30 days; or (iv) the Borrowers otherwise cease or suspend operation of or liquidate, or take any action to cease or suspend operation of or liquidate, all or substantially all of the business of the Borrowers taken as a whole; or (h) Judgments. There is entered against the Company, any Restricted Subsidiary or any other Borrower (i) one or more final judgments or orders for the payment of money in an aggregate amount exceeding $20,000,000 (to the extent not covered by (A) insurance provided by a Person described in Section 7.07 as to which the insurer does not dispute coverage or (B) the Tyco Indemnity to the extent Tyco has not disputed its indemnity obligation ), or (ii) any one or more non-monetary final judgments that have, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, such judgment or order remains unvacated and unpaid and either (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) 116 #500021837_v16 there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or would reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an amount that could reasonably be expected to have a Material Adverse Effect, or (ii) the Company or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an amount that could reasonably be expected to have a Material Adverse Effect; or (iii) the benefit liabilities of all Plans governed by Foreign Benefit Laws, or the funding of which are regulated by any Foreign Benefit Laws, at any time exceed all such Plans’ assets, as computed in accordance with applicable law as of the most recent valuation date for such Plans in a manner that could reasonably be expected to have a Material Adverse Effect; or (j) Invalidity of Loan Documents. Any Loan Document, or any Lien granted thereunder, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect (except with respect to immaterial assets); or any Borrower or any other Person contests in any manner the validity or enforceability of any Loan Document or any Lien granted to the Administrative Agent pursuant to the Security Instruments; or any Borrower denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or (k) Permitted Subordinated Debt. The subordination provisions relating to any Permitted Subordinated Debt (the "Subordination Provisions") shall fail to be enforceable by the Lenders (which have not effectively waived the benefits thereof) in accordance with the terms thereof, or the principal or interest on any Loan, any L/C Obligation or other Obligations shall fail to constitute "designated senior debt" (or any other similar term) under any document, instrument or agreement evidencing such Permitted Subordinated Debt; or the Company or any of its Subsidiaries shall, directly or indirectly, disavow or contest in any manner (i) the effectiveness, validity or enforceability of any of the Subordination Provisions, or (ii) that any of such Subordination Provisions exist for the benefit of the Secured Parties; or (l) Change of Control. There occurs any Change of Control. 9.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; (c) require that the Borrowers Cash Collateralize the L/C Obligations (in an amount equal to the then Outstanding Amount thereof); and 117 #500021837_v16

(d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrowers to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. 9.03 Application of Funds. (a) After the exercise of remedies provided for in Section 9.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 9.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.17 and 2.18, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including reasonable fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article IV) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, Letter of Credit Fees and other Obligations expressly described in clauses Third through Fifth below) payable to the Lenders and the L/C Issuer (including reasonable fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer and amounts payable under Article IV), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them; Fourth, to (i) the payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings (ratably among the Lenders and the L/C Issuer in proportion to the respective amounts held by them), (ii) the payment of Secured Related Credit Obligations arising under Related Swaps (to the Lenders party (either directly or through an Affiliate) to such Related Swaps) to the extent a Related Credit Reserve has been established for such Secured Related Credit Obligations, and (iii) to Cash Collateralize that portion of L/C Obligations comprising the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrowers pursuant to Sections 2.04 and 2.17, to the Administrative Agent for the account of the L/C Issuer; provided that if the amounts available are insufficient to make all payments provided for in this clause Fourth, that portion allocable to clause (iii) shall be applied first to pay Outstanding Amounts of Revolving Loans, L/C Borrowings and Secured Related Credit Obligations arising under Related Swaps before being utilized to Cash Collateralize L/C Obligations; Fifth, to payment of Secured Related Credit Obligations other than those arising under Related Swaps subject to payment under clause Fourth above; 118 #500021837_v16

Sixth, to the payment of all other Obligations of the Borrowers that are due and payable to the Administrative Agent and the other Secured Parties, or any of them, on such date, ratably based on the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrowers or as otherwise required by Law. (b) Subject to Sections 2.04(c) and 2.17, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Amounts distributed with respect to any Secured Related Credit Obligations shall be the lesser of the maximum Secured Related Credit Obligations last reported to the Administrative Agent or the actual Secured Related Credit Obligations as calculated by the methodology reported to the Administrative Agent for determining the amount due. The Administrative Agent shall have no obligation to calculate the amount to be distributed with respect to any Secured Related Credit Obligations, and may request a reasonably detailed calculation of such amount from the applicable Secured Party. If a Secured Party fails to deliver such calculation within five days following request by the Administrative Agent, the Administrative Agent may assume the amount to be distributed is zero. The allocations set forth in this Section 9.03(b) are solely to determine the rights and priorities of Administrative Agent and Secured Parties as among themselves, and may be changed by agreement among them without the consent of any Borrower. This Section 9.03(b) is not for the benefit of or enforceable by any Borrower. (c) Administrative Agent shall not be liable for any application of amounts made by it in good faith under this Section 9.03 and, if any such application is subsequently determined to have been made in error, the sole recourse of any Lender or other Person to which such amount should have been made shall be to recover the amount from the Person that actually received it (and, if such amount was received by any Lender, such Lender hereby agrees to return it). ARTICLE X. ADMINISTRATIVE AGENT 10.01 Appointment and Authority. Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither the Company nor any other Borrower shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term "agent" herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Administrative Agent alone shall be authorized to determine whether any Accounts or Inventory constitute Eligible Accounts or Eligible Inventory, or whether to impose or release any Reserve (in each case, pursuant to the terms of this Agreement), or whether any conditions to funding any Loan or to issuance of a Letter of Credit have been satisfied, which determinations and judgments, if exercised in good faith, shall exonerate Administrative Agent from liability to any Lender or other Person for any error in judgment or mistake. 119 #500021837_v16

10.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. 10.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (d) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 9.02) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by a final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower Agent, a Lender or the L/C Issuer. (e) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 120 #500021837_v16

10.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 10.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 10.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower Agent. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower Agent, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, (or such earlier day as shall be agreed by the Required Lenders) (the "Resignation Effective Date"), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall an such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the "Removal Effective Date"), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and 121 #500021837_v16 obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 4.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (b) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent. 10.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. 10.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder. 10.09 Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Borrower, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise 122 #500021837_v16

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.04(h) and (i), 2.10 and 11.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.10 and 11.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Borrower is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (i) of Section 11.01 of this Agreement, (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be 123 #500021837_v16 credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. 10.10 Collateral Matters. Without limiting the provision of Section 10.09, the Lenders and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion, (a) to release any Lien on any Collateral (i) upon Full Payment on the Facility Termination Date, (ii) that is Disposed or to be Disposed as part of or in connection with any Disposition permitted hereunder or under any other Loan Document to a Person that is not a Borrower, (iii) as provided in Section 7.15(c) with respect to Subsidiaries that become Unrestricted Subsidiaries in accordance with the terms of this Agreement, (iv) that constitutes "Excluded Assets" (as such term is defined in the Security Agreement), or (v) subject to Section 11.01, if approved, authorized or ratified in writing by the Required Lenders; (b) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 8.01(j); and (c) to release any Restricted Subsidiary that is a Borrower from its obligations under the Loan Documents if such Person ceases to be a Restricted Subsidiary as a result of a transaction permitted hereunder (including pursuant to its designation as an Unrestricted Subsidiary in compliance with the terms hereof, including Section 7.15). If as a result of any transaction not prohibited by this Agreement (i) any Borrower becomes an Excluded Domestic Subsidiary or a Foreign Subsidiary that is a CFC, then (x) such Borrower shall be automatically released from this Agreement and each other Loan Document and (y) any Lien on any Collateral of such Borrower shall be automatically released. In connection with any termination or release pursuant to this paragraph, the Administrative Agent and any applicable Lender shall promptly execute and deliver to any Borrower, at such Borrower’s expense, all documents that such Borrower shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this paragraph shall be without recourse to or warranty by the Administrative Agent or any Lender. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Borrower from its obligations under the Loan Documents pursuant to this Section 10.10. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. 10.11 Other Collateral Matters. 124 #500021837_v16

(a) Care of Collateral. The Administrative Agent shall have no obligation to assure that any Collateral exists or is owned by a Borrower, or is cared for, protected or insured, nor to assure that the Administrative Agent’s Liens have been properly created, perfected or enforced, or are entitled to any particular priority, nor to exercise any duty of care with respect to any Collateral. (b) Lenders as Agent For Perfection by Possession or Control. The Administrative Agent and Secured Parties appoint each Lender as agent (for the benefit of Secured Parties) for the purpose of perfecting Liens in any Collateral held or controlled by such Lender, to the extent such Liens are perfected by possession or control. If any Lender obtains possession or control of any Collateral, it shall notify the Administrative Agent thereof and, promptly upon Administrative Agent’s request, deliver such Collateral to Administrative Agent or otherwise deal with it in accordance with Administrative Agent’s instructions. (c) Reports. The Administrative Agent shall promptly forward to each Lender, when complete, copies of any Field Exam or appraisal report prepared by or for the Administrative Agent with respect to any Borrower or Collateral ("Report"). Each Lender agrees (a) that neither Bank of America nor the Administrative Agent makes any representation or warranty as to the accuracy or completeness of any Report, and shall not be liable for any information contained in or omitted from any Report; (b) that the Reports are not intended to be comprehensive audits or examinations, and that the Administrative Agent or any other Person performing any audit or examination will inspect only specific information regarding Obligations or the Collateral and will rely significantly upon Borrowers’ books and records as well as upon representations of Borrowers’ officers and employees; and (c) to keep all Reports confidential and strictly for such Lender’s internal use, and not to distribute any Report (or the contents thereof) to any Person (except to such Lender’s Participants, attorneys and accountants) or use any Report in any manner other than administration of the Loans and other Obligations. Each Lender shall indemnify and hold harmless the Administrative Agent and any other Person preparing a Report from any action such Lender may take as a result of or any conclusion it may draw from any Report, as well as from any all losses, claims, damages, liabilities and related expenses (except to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Administrative Agent) arising as a direct or indirect result of the Administrative Agent furnishing a Report to such Lender. 10.12 Related Credit Providers. Each Secured Related Credit Provider, by delivery of a notice to Administrative Agent of the creation of a Related Credit Arrangement, agrees to be bound by Section 9.03 and this Article X. Each Secured Related Credit Provider shall indemnify and hold harmless Agent Indemnitees, to the extent not reimbursed by Borrowers, against all losses, claims, damages, liabilities or related expenses that may be incurred by or asserted against any Agent Indemnitee in connection with such provider’s Secured Related Credit Obligations. 10.13 Lender Representations Regarding ERISA Status. (a) Lender Representations. Each Lender represents and warrants, as of the date it became a Lender party hereto, and covenants, from the date it became a Lender party hereto to the date it ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Loan Parties, that at least one of the following is and will be true: (a) Lender is not using “plan assets” (within the meaning of ERISA Section 3(42) or otherwise) of one or more Benefit Plans with respect to Lender’s entrance into, participation in, administration of and performance of the Loans, Letters of Credit, Commitments or Loan Documents; (b) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for 125 #500021837_v16 certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to Lender’s entrance into, participation in, administration of and performance of the Loans, Letters of Credit, Commitments and Loan Documents; (c) (i) Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (ii) such Qualified Professional Asset Manager made the investment decision on behalf of Lender to enter into, participate in, administer and perform the Loans, Letters of Credit, Commitments and Loan Documents, (iii) the entrance into, participation in, administration of and performance of the Loans, Letters of Credit, Commitments and Loan Documents satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14, and (iv) to the best knowledge of Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to Lender’s entrance into, participation in, administration of and performance of the Loans, Letters of Credit, Commitments and Loan Documents; or (d) such other representation, warranty and covenant as may be agreed in writing between Agent, in its discretion, and Lender. (b) Further Lender Representation. Unless Section 10.13(a)(i) or (iv) is true with respect to a Lender, such Lender further represents and warrants, as of the date it became a Lender hereunder, and covenants, from the date it became a Lender to the date it ceases to be a Lender hereunder, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of any Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in its entrance into, participation in, administration of and performance of the Loans, Letters of Credit, Commitments and Loan Documents (including in connection with the reservation or exercise of any rights by the Administrative Agent under any Loan Document). ARTICLE XI. MISCELLANEOUS 11.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrowers therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrowers, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall: (a) waive any condition set forth in (i) Section 5.01(a) (except to the extent otherwise provided for in Section 5.01(a)) or, (ii) in the case of the initial Credit Extension, Section 5.02, in each case without the written consent of each Lender; (b) extend or increase the Revolving Credit Commitment of any Revolving Lender (or reinstate any Revolving Credit Commitment terminated pursuant to Section 9.02) without the written consent of such Revolving Lender; (c) postpone any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them), including the Revolving Credit Maturity Date, or any scheduled reduction of the Aggregate Commitments hereunder or under any other Loan Document, in each case without the written consent of each Lender directly affected thereby; (d) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (v) of the second proviso to this Section 11.01) any fees or other 126 #500021837_v16 amounts payable hereunder or under any other Loan Document, without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of "Default Rate" (so long as such amendment does not result in the Default Rate being lower than the interest rate then applicable to Base Rate Loans or Term SOFR Loans, as applicable) or to waive any obligation of the Borrowers to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein); (e) change (i) Section 2.14 in a manner that would alter the pro rata sharing of payments required thereby or (ii) Section 9.03, in each case without the written consent of each Lender directly affected thereby; (f) change any provision of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (g) release any material Borrower from the this Agreement or any material Security Instrument to which it is a party without the written consent of each Lender, except to the extent such Borrower is the subject of a Disposition permitted by Section 8.05 (in which case such release may be made by the Administrative Agent acting alone); (h) (i) release, or subordinate the Lien of the Administrative Agent on, all or substantially all of the Collateral without the written consent of each Lender except with respect to Dispositions and releases of Collateral permitted or required hereunder (including pursuant to Section 8.05) or as provided in the other Loan Documents (in which case such release may be made by the Administrative Agent acting alone) or (ii) subordinate the payment priority of the Obligations (except as otherwise expressly permitted herein or in the other Loan Documents (in each case, as in effect on the Seventh Amendment Effective Date)) without the written consent of each Lender; or (i) without the prior written consent of all Lenders, amend the definition of "Borrowing Base", "Accounts Formula Amount" (including any advance rate therein), "Inventory Formula Amount" (including any advance rate therein), "Eligible Inventory", "Eligible Accounts" or "Loan Cap" in a manner that would increase the availability; provided that the foregoing shall not limit the discretion of the Administrative Agent to change, establish or eliminate any Reserves; and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) Section 11.06(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; (v) the Bank of America Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the respective parties thereto; (vi) no amendment, waiver or consent which has the effect of enabling the Borrowers to satisfy any condition to a Borrowing contained in Section 5.02 hereof which, but for such amendment, waiver or consent would not be satisfied, shall be effective to require the Revolving Lenders, the Swing Line Lender or the L/C Issuer to make any additional Revolving Loan or Swing Line Loan, or to issue any additional or renew any existing Letter of Credit, unless and until the Required 127 #500021837_v16

Lenders (or, if applicable, all Revolving Lenders) shall have approved such amendment, waiver or consent. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Revolving Credit Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Required Lenders, the Administrative Agent and the Borrowers (i) to add one or more additional revolving credit or term loan facilities to this Agreement (as to which no Lender shall have any obligation to participate) and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share, on a last-out or subordinated basis to the existing facilities hereunder, in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent and approved by the Required Lenders, the Lenders providing such additional credit facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder. 11.02 Notices; Effectiveness; Electronic Communication. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone or in the case of notices otherwise expressly provided herein (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to a Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 11.02, as changed pursuant to subsection (d) below; and (ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire, as changed pursuant to subsection (d) below (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrowers). Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b). 128 #500021837_v16

(b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Swing Line Lender, the L/C Issuer or the Borrowers may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the "return receipt requested" function, as available, return e-mail or other written acknowledgement),and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED "AS IS" AND "AS AVAILABLE." THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the "Agent Parties") have any liability to any Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of a Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through Platform, any other electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (d) Change of Address, Etc. Each of the Borrower Agent, the other Borrowers, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower Agent, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each 129 #500021837_v16

Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the "Private Side Information" or similar designation on the content declaration screen of the Platform (a "Private Side Person") in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the "Public Side Information" portion of the Platform and that may contain material non-public information with respect to the Company or its securities for purposes of United States Federal or state securities laws; provided that nothing in this Agreement shall be deemed to be a consent by any party hereto to any Private Side Person providing any such Borrower Materials from the "Private Side" of the Platform that are not available on the "Public Side" of the Platform to any person at such Public Lender who has not been selected as a Private Side Person, or otherwise acting in violation of the provisions of Section 11.07 with respect to any such Borrower Materials. (e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Revolving Loan Notices, Letter of Credit Applications and Swing Line Loan Notices) purportedly given by or on behalf of the Borrowers even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrowers shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrowers. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.03 No Waiver; Cumulative Remedies. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Borrowers or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 9.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.14), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Borrower under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 9.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.14, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 130 #500021837_v16

11.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates and the Arrangers (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Arrangers), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, each Lender, the L/C Issuer, the Swing Line Lender or the Arrangers (including the fees, charges and disbursements of any counsel for the Administrative Agent, the Lenders, the Swing Line Lender, the L/C Issuer or the Arrangers), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit; provided, however, that in the case of clause (i), (ii) and (iii) above, all costs and expenses of legal counsel shall be limited to one counsel for the Administrative Agent and one counsel for the Lenders and to the extent necessary, one special or local counsel in each appropriate jurisdiction unless, in the reasonable opinion of any Lender, representation of all such Lenders would be inappropriate due to the existence of an actual or potential conflict of interest. (b) Indemnification by the Borrowers. Each Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (limited, in the case of legal counsel, to the reasonable fees and expenses of one primary legal counsel to the Indemnitees, taken as a whole (or in the case of an actual or perceived conflict of interest by an Indemnitee, additional counsel to the affected Indemnitees), and one local counsel in each appropriate jurisdiction (which may include one special counsel acting in multiple jurisdictions) to the Indemnitees in connection with claims, actions or proceedings by any Indemnitee against any Borrower under any Loan Document), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrowers or any other Borrower) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 4.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials at, on, under or emanating from any property owned, leased or operated by the Borrowers or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrowers or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrowers or any other Borrower, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of 131 #500021837_v16 such Indemnitee, (y) result from a claim brought by the Borrowers or any other Borrower against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Borrower or such Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction or (z) result from any dispute that does not involve an act or omission by any Borrower or any Affiliate of any Borrower and that is brought by any Indemnitee against any other Indemnitee (other than in its capacity as Administrative Agent, an Arranger, or similar role hereunder). This Section 11.04(b) shall not apply with respect to Taxes other than Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrowers for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on such Lender’s portion of Loans, commitments and risk participations with respect to the Revolving Credit Facility) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.13(e). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrowers shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor. (f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender and the occurrence of the Facility Termination Date. 11.05 Marshalling; Payments Set Aside. None of Administrative Agent or Lenders shall be under any obligation to marshal any assets in favor of any Borrower or against any Obligations. To the extent that any payment by or on behalf of any Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or 132 #500021837_v16 such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect, in the applicable currency of such recovery or payment. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the occurrence of the Facility Termination Date. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrowers may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section, or (iv) to an SPC in accordance with the provisions of subsection (h) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and its Revolving Loans (including for purposes of this subsection (b), participations in L/C Obligations) at the time owing to it (such Lender’s portion of Loans, commitments and risk participations with respect to each of the Revolving Credit Facility (each, an "Applicable Facility") being referred to in this Section 11.06 as its "Applicable Share")) at the time owing to it); provided that (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Applicable Share of the Applicable Facility at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Applicable Share (which for this purpose includes Loans outstanding thereunder) with respect to each Applicable Facility, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 with respect to the Revolving Credit Facility, unless the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower Agent otherwise consents (each such consent not to be unreasonably withheld or delayed; provided that the Borrower Agent shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof), provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met; 133 #500021837_v16

(ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Applicable Facility, except that this clause (ii) shall not (A) prohibit any Lender from assigning all or a portion of its rights and obligations among the Applicable Facilities on a non-pro rata basis or (B) apply to rights in respect of Swing Line Loans; (iii) any assignment of a Revolving Credit Commitment must be approved by the Administrative Agent, the L/C Issuer and the Swing Line Lender and, so long as no Event of Default has occurred and is continuing, the Borrower Agent (each such consent not to be unreasonably withheld or delayed; provided that the Borrower Agent shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof) unless the Person that is the proposed assignee is itself a Lender or an Affiliate of a Lender (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500 payable by the assigning Lender, provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; (v) no such assignment shall be made (A) to any Borrower or any of the Borrowers’ Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person; and (vi) in connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower Agent and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Revolving Lender under this 134 #500021837_v16

Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.01, 4.04, 4.05, and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrowers (at their expense) shall execute and deliver Revolving Loan Notes to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. Notwithstanding the foregoing, if any Lender shall assign all of its rights and obligations under this Agreement (an "Exiting Lender"), to the extent such Exiting Lender or an Affiliate thereof is a Secured Related Credit Provider at the time of such assignment, (a) such Exiting Lender or Affiliate shall continue to be a Secured Related Credit Provider solely with respect to Secured Related Credit Obligations arising under Related Credit Arrangements entered into prior to such assignment and shall continue to be entitled to the benefits of Section 9.03 in its capacity as a Secured Related Credit Provider and (b) such Exiting Lender and such Affiliate shall continue to be subject to (i) notification requirements under the definition of "Secured Related Credit Obligation", and (ii) the requirements, including indemnification obligations, under Sections 9.03 and 10.12. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers (and such agency being solely for tax purposes) (in such capacity, subject to Section 11.17), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by each of the Borrowers and the L/C Issuer at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or substantive change to the Loan Documents is pending, any Lender may request and receive from the Administrative Agent a copy of the Register. (d) Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, a Defaulting Lender or a Borrower or any of the Borrowers’ Affiliates or Subsidiaries) (each, a "Participant") in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. 135 #500021837_v16

Subject to subsection (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 4.01, 4.04 and 4.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.14 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the "Participant Register"); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 4.01 or 4.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower Agent’s prior written consent. A Participant shall not be entitled to the benefits of Section 4.01 unless the Borrower Agent is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 4.01(e) as though it were a Lender. (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Revolving Loan Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Electronic Execution of Assignments. The words "execution," "signed," "signature," and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. (h) Special Purpose Funding Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower Agent (an "SPC") the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof or, if it fails to do so, to make such payment to the Administrative Agent as is required under Section 2.13(c)(ii). Each party hereto hereby agrees that (i) 136 #500021837_v16 neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrowers under this Agreement (including its obligations under Section 4.04), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Revolving Credit Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the occurrence of the Facility Termination Date) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower Agent and the Administrative Agent and with the payment of a processing fee in the amount of $2,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC. (i) Resignation as L/C Issuer and/or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America resigns as Administrative Agent or either of Bank of America or JPMorgan assigns all of its Revolving Credit Commitment, Revolving Loans, pursuant to subsection (b) above, such Person may, (i) upon 30 days’ notice to the Borrower Agent and the Lenders, resign as L/C Issuer and/or (ii) in the case of Bank of America, upon 30 days’ notice to the Borrower Agent, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer, or Swing Line Lender, the Borrower Agent shall be entitled to appoint from among the Lenders willing to serve in such capacity a successor L/C Issuer or Swing Line Lender hereunder, as the case may be; provided, however, that no failure by the Borrower Agent to appoint any such successor shall affect the resignation of such Person as L/C Issuer or Swing Line Lender, as the case may be. If Bank of America or JPMorgan resigns as L/C Issuer, such Person shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.04(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.05(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such successor or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of such L/C Issuer with respect to such Letters of Credit. 11.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, its auditors and its and its Affiliates’ respective partners, directors, trustees, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) 137 #500021837_v16 to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same or at least as restrictive as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrowers and their obligations, (g) with the consent of the Borrower Agent or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrowers or any Subsidiary. For purposes of this Section, "Information" means all information received from the Company or any Subsidiary relating to the Company or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by the Company or any Subsidiary, provided that, in the case of information received from the Company or any Subsidiary after the date hereof, any information not marked "PUBLIC" at the time of delivery will be deemed to be confidential; provided, that any information marked "PUBLIC may also be marked "Confidential". Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Company or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws. 11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrowers against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrowers may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.18 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other 138 #500021837_v16 rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower Agent and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrowers. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 11.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 139 #500021837_v16

11.13 Replacement of Lenders. If any Lender requests compensation under Section 4.04, if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.01, if any Lender is a Defaulting Lender, if any Lender fails to approve any amendment, waiver or consent requested by Borrower Agent pursuant to Section 11.01 that has received the written approval of not less than the Required Lenders but also requires the approval of such Lender, or if any other circumstance exists hereunder that gives the Borrowers the right to replace a Lender as a party hereto, then in each such case the Borrower Agent may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrower Agent shall have paid to the Administrative Agent the assignment fee specified in Section 11.06(b); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 4.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower Agent (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 4.04 or payments required to be made pursuant to Section 4.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) in the case of any such assignment resulting from the refusal of a Lender to approve a requested amendment, waiver or consent, the Person to whom such assignment is being made has agreed to approve such requested amendment, waiver or consent; and (e) such assignment does not conflict with applicable Laws. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. 11.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT 140 #500021837_v16

PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWERS OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. EACH BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 11.16 USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Patriot Act"), it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrowers in accordance with the Patriot Act. 11.17 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers or the Lenders are arm’s-length 141 #500021837_v16 commercial transactions between each Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, (B) each Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, the Arrangers and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Borrower or any of its Affiliates or any other Person and (B) neither the Administrative Agent nor either Arranger nor any Lender has any obligation to any Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents and (iii) the Administrative Agent, the Arrangers, the Lenders and their respective Affiliates may be engaged in a board range of transactions that involve interests that differ from those of the Borrowers and their Affiliates, and neither the Administrative Agent nor either Arranger nor any Lender has any obligation to disclose any of such interests to any Borrower or its Affiliates. To the fullest extent permitted by law, each Borrower hereby waives and releases any claims that it may have against the Administrative Agent, each Arranger and each Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 11.18 Electronic Execution of Assignments and Certain Other Documents. The words "execution," "execute", "signed," "signature," and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Revolving Loan Notices, Swingline Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. 11.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of a Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by ana Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; 142 #500021837_v16

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any Resolution Authority. 11.20 Acknowledgement Regarding Any Supported QFCs . To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap or any other agreement or instrument that is a QFC (such support, "QFC Credit Support", and each such QFC, a "Supported QFC"), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the "U.S. Special Resolution Regimes") in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a "Covered Party") becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 11.20, the following terms have the following meanings: "BHC Act Affiliate" of a party means an "affiliate" (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. "Covered Entity" means any of the following: (i) a "covered entity" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a "covered bank" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a "covered FSI" as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). "Default Right" has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. 143 #500021837_v16

"QFC" has the meaning assigned to the term "qualified financial contract" in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 11.21 Conversion of Currencies . (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (b) The obligations of each party in respect of any sum due to any other party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Loan Parties contained in this Section 11.21 shall survive the termination of this Agreement and Full Payment. [Remainder of page is intentionally left blank; signature pages follow.] 144 #500021837_v16

SEVENTH AMENDMENT TO CREDIT AGREEMENT Exhibit B #242485462_v4 EXHIBIT B Schedules to Credit Agreement See attached.

SCHEDULE 1.02 EXISTING LETTERS OF CREDIT LC# Applicant Beneficiary Issue Date USD Amt Category/Purpose Annual Expiration 3037391 OSP, LLC CalRecycle 4/30/2001 711,944.00 Environmental 4/30/2024 68069274 Mueller Property Holdings, LLC Alabama Dept of Env. Mgmt 2/25/2013 1,475,100.00 Environmental 2/25/2024 68069275 OSP, LLC Alabama Dept of Env. Mgmt 2/25/2013 2,447,559.00 Environmental 2/25/2024 4,634,603.00 3067390 Mueller Group, Inc. ACE American Ins Company 08/04/06 7,080,182.00 Insurance 8/16/2024 3068780 US Pipe Dept. of Industrial Relations - Worker's Comp Div. 6/2/2009 400,000.00 Insurance 5/28/2024 Total Insurance 7,480,182.00 68069294 Mueller Co. LLC Standard Chartered Bank/Titan Gas 5/3/2023 83,526.70 Bid Guarantee 12/18/2024 83,526.70 TOTAL Letter of Credits 12,198,311.70

SCHEDULE 2.01 COMMITMENTS AND PRO RATA SHARES (as of the Seventh Amendment Effective Date) Lender Revolving Credit Commitment Pro Rata Revolving Share Bank of America, N.A. $47,500,000.00 27.142857143% JPMorgan Chase Bank, N.A. $45,000,000.00 25.714285714% Truist Bank $42,500,000.00 24.285714286% TD Bank, N.A. $40,000,000.00 22.857142857% Total $175,000,000.00 100.000000000%

SCHEDULE 3.04 INFORMATION REGARDING COLLATERAL I. II. III. Name Jurisdiction of Formation/ Form of Equity/I.D. Number Address of Chief Executive Office 1. Mueller Water Products, Inc. Delaware Corporation #4033400 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 2. CAM Valves and Automation, LLC Kansas Limited Liability Company #7823727 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 3. Echologics, LLC Delaware Limited Liability Company #4924813 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 4. Henry Pratt Company, LLC Delaware Limited Liability Company #2198696 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 5. James Jones Company, LLC Delaware Limited Liability Company #4101154 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 6. Mueller Co. LLC Delaware Limited Liability Company #5087919 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 7. Mueller Group, LLC Delaware Limited Liability Company #3067786 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 8. Mueller International, LLC Delaware Limited Liability Company #3437273 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328

I. II. III. Name Jurisdiction of Formation/ Form of Equity/I.D. Number Address of Chief Executive Office 9. Mueller Products and Solutions, LLC Delaware Limited Liability Company #3958631 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 10. Mueller Property Holdings, LLC Delaware Limited Liability Company #5118271 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 11. Mueller Service California, Inc. Delaware Corporation #4238113 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 12. Mueller Service Co., LLC Delaware Limited Liability Company #2131785 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 13. Mueller Systems, LLC Delaware Limited Liability Company # 3078050 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 14. OSP, LLC Delaware Limited Liability Company #5116752 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 15. U.S. Pipe Valve & Hydrant, LLC Delaware Limited Liability Company #4640007 1200 Abernathy Rd. Suite 1200 Atlanta, GA 30328 Legal Entity Address City State - County - Province Zip Country Occupancy Owned /Leased Collateral Mueller Co. LLC 1200 ABERNATHY RD NE, STE 1200 Atlanta GA 30328 USA Leased AR Mueller Co. LLC 142 OLD TOWN BLVD, STE 100, Argyle, TX Argyle TX 76226 USA Sales Office Leased Books and Records

Legal Entity	Address	City	State - County - Province	Zip	Country	Occupancy	Owned /Leased	Collateral
Mueller Co. LLC	1470 S VINTAGE AVE, Ontario, California	Ontario	CA	91761	USA	Warehouse	Leased	Inventory
Mueller Co. LLC	956 Industrial Blvd.	Albertville	AL	35950	USA	Manufacturing	Owned	Inventory
Mueller Co. LLC	3077 MCCALL DR, Atlanta, GA	Atlanta	GA	30340	USA	Books and Records	Leased	Books and Records
Mueller Co. LLC	1401 Mueller Ave.	Chattanooga	TN	37406	USA	Manufacturing	Owned	Inventory
Mueller Co. LLC	620 CHESTNUT ST, MTC, Chattanooga, Tennessee	Chattanooga	TN	37450	USA	Sales/Engineering	Leased	R&D
Mueller Co. LLC	633 CHESTNUT ST, 12TH FL, Chattanooga, Tennessee	Chattanooga	TN	37450	USA	Office	Leased	NA
Mueller Co. LLC	633 CHESTNUT ST, TRAINING CTR, Chattanooga, Tennessee	Chattanooga	TN	37450	USA	Office/Training Center	Leased	NA
Mueller Co. LLC	775 N ROYAL LN, STE 200, DFW Airport, TX	DFW Airport	TX	75261	USA	Warehouse	Leased	Inventory
Echologics, LLC	335 W HARRISON AVE, New Orleans, LA	New Orleans	LA	70124	USA	Warehouse	Leased	Books and Records
Henry Pratt Company, LLC	12000 E 47TH AVE, Denver, Colorado	Denver	CO	80239	USA	Engineering Office	Leased	Books and Records
Mueller Co. LLC	500 W. Eldorado St.	Decatur	IL	62522	USA	Manufacturing	Owned	Inventory
Mueller Co. LLC	1226 E. Garfield St	Decatur	IL	62526	USA	Foundry	Owned	Inventory
Mueller Co. LLC	2700 N. Jasper	Decatur	IL	62526	USA	Foundry	Owned	Inventory

Legal Entity	Address	City	State - County - Province	Zip	Country	Occupancy	Owned /Leased	Collateral
	Street							
Mueller Co. LLC	620 Industrial Dr.	Cleveland	TN	37311	USA	Manufacturing	Owned	Inventory
CAM Valves and Automation, LLC	3700 Oakes Drive	Emporia	KS	66801	USA	Warehouse/Shipping	Leased	Inventory
Henry Pratt Company, LLC	2048 Industrial Blvd	Kimball	TN	37347	USA	Manufacturing	Owned	Inventory
Mueller Systems, LLC	10210 Statesville Blvd.	Cleveland	NC	27013	USA	Manufacturing	Owned	Inventory
Henry Pratt Company, LLC	1705 Billy Mitchell Blvd, Building A	Brownsville	TX	78521	USA	Manufacturing	Owned	Inventory
Mueller Water Products, Inc.	1200 ABERNATHY RD NE, STE 1200,	Atlanta	GA	30328	USA	MWP Corporate Headquarters	Leased	Books and Records
Mueller Water Products, Inc.	1200 ABERNATHY RD NE, STE 375,	Atlanta	GA	30328	USA	MWP Corporate Headquarters	Leased	Books and Records
Mueller Co. LLC	331 SW 57th Avenue	Ocala	FL	34474	USA	Inventory, warehouse/office	Leased	inventory
Mueller Co. LLC	124 E. 38th Street	Chattanooga	TN	37402	USA	inventory	Leased	Inventory
Mueller Co. LLC	205 Coppertop Lane	Cleveland	TN	37312	USA	Distribution & warehouse	Leased	inventory
Mueller Co. LLC	70 W. Oakland Avenue	Doylestown	PA	18901	USA	Sales office	Leased

SCHEDULE 5.01 GOOD STANDING AND FOREIGN QUALIFICATION JURISDICTIONS State of Formation/ State(s) of Foreign Borrowers Good Standing Qualification Jurisdiction Mueller Water Products, Inc. Delaware Florida, Georgia, Massachusetts, North Carolina, Tennessee CAM Valves and Automation, LLC Kansas ECHOLOGICS, LLC Delaware Alabama, Alaska, Arizona, California, Colorado, Connecticut, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Kansas, Kentucky, Louisiana, Massachusetts, Michigan, Mississippi, Montana, Nevada, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, South Dakota, Tennessee, Texas, Virginia, Washington, Wisconsin Henry Pratt Company, LLC Delaware Arizona, California, Colorado, Florida, Georgia, Illinois, Kansas, Nebraska, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Tennessee, Texas, Virginia, Washington, West Virginia James Jones Company, LLC Delaware California, Texas Mueller Co. LLC Delaware Alabama, Arizona, California, Colorado, Florida, Georgia, Illinois, Minnesota, Missouri, New Hampshire, New Jersey, New York, North Carolina, Oregon, Pennsylvania, Tennessee, Texas Mueller Group, LLC Delaware Massachusetts, New Hampshire, Rhode Island Mueller International, LLC Delaware New Hampshire Mueller Products and Solutions, LLC Delaware Mueller Property Holdings, LLC Delaware Alabama, New Jersey MUELLER SERVICE CALIFORNIA, INC. Delaware

State of Formation/ State(s) of Foreign Borrowers Good Standing Qualification Jurisdiction Mueller Service Co., LLC Delaware Alabama, Arizona, Florida, Mississippi, Missouri, New York, North Carolina, Rhode Island, South Carolina, Tennessee Mueller Systems, LLC Delaware Arkansas, California, Connecticut, Florida, Georgia, Hawaii, Illinois, Indiana, Iowa, Louisiana, Maryland, Massachusetts, Mississippi, Missouri, Montana, Nevada, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Virginia, Washington, Wyoming OSP, LLC Delaware Alabama, New Jersey U.S. Pipe Valve & Hydrant, LLC Delaware Arizona, California, Georgia, Illinois, Iowa, Maine, New York, Ohio, Texas, Washington, Wisconsin

SCHEDULE 6.13(a) SUBSIDIARIES Mueller Water Products, Inc., a Delaware corporation 1. CAM Valves and Automation, LLC, a Kansas limited liability company 2. Echologics B.V., a Netherlands private limited liability company 3. Echologics, LLC, a Delaware limited liability company 4. Echologics Pte. Ltd., a Singapore limited liability company 5. Henry Pratt Company, LLC, a Delaware limited liability company (formerly Henry Pratt Company, a Delaware corporation) 6. Henry Pratt International, LLC, a Delaware limited liability company (formerly Henry Pratt International Ltd., a Delaware corporation) 7. i2O Water Ltd, an England and Wales private limited company 8. i2O Water International Holdings Limited, an England and Wales private limited company 9. i2O Water Latinoamérica S.A.S., a simplified stock corporation 10. i2O Water Malaysia Sdn. Bhd., a Malaysian private company 11. i2O Water Spain SL, a limited liability company 12. James Jones Company, LLC, a Delaware limited liability company (formerly James Jones Company, a California corporation) 13. Jingmen Pratt Valve Co., Ltd., a Peoples Republic of China limited liability company 14. Krausz Industries Development Ltd., an Israeli limited liability company 15. Krausz Industries Ltd., an Israeli limited liability company 16. Krausz USA Inc., a Delaware corporation 17. Mueller Canada Holdings Corp., a Canada corporation 18. Mueller Canada Ltd., a Canada corporation 19. Mueller Co. International Holdings, LLC, a Delaware limited liability company 20. Mueller Co. LLC, a Delaware limited liability company 21. Mueller Denmark ApS, a Denmark private limited liability company 22. Mueller FBM, Inc., a Delaware corporation 23. Mueller Group Co-Issuer, Inc., a Delaware corporation 24. Mueller Group, LLC, a Delaware limited liability company 25. Mueller International Holdings Limited, an England and Wales private limited company 26. Mueller International, LLC, a Delaware limited liability company 27. Mueller Products and Solutions, LLC, a Delaware limited liability company 28. Mueller Property Holdings, LLC, a Delaware limited liability company 29. MUELLER SERVICE CALIFORNIA, INC., a Delaware corporation

30. Mueller Service Co., LLC, a Delaware limited liability company (formerly Mueller Service Co., a Delaware corporation) 31. Mueller Systems, LLC, a Delaware limited liability company (formerly Mueller Technologies LLC, a Delaware limited liability company and Hershey Meters Co. LLC ) 32. Mueller Systems PR, LLC, a Puerto Rico domestic limited liability company 33. MWP Israel, Ltd, an Israel limited liability company 34. OSP, LLC, a Delaware limited liability company 35. PCA-Echologics Pty Ltd., an Australia limited liability company 36. Singer Valve (Taicang) Co., Ltd., a Peoples Republic of China limited liability company 37. U.S. Pipe Valve & Hydrant, LLC, a Delaware limited liability company

SEVENTH AMENDMENT TO CREDIT AGREEMENT Exhibit C #242485462_v4 EXHIBIT C Schedules to Security Agreement See attached

SCHEDULE 3
Amended and Restated Security Agreement

INVENTORY LOCATIONS

Legal Entity	Address	City	State - County - Province	Zip	Country	Occupancy	Collateral
Mueller Co. LLC	1470 S VINTAGE AVE, Ontario, California	Ontario	CA	91761	USA	Warehouse	Inventory
Mueller Co. LLC	1401 Mueller Ave.	Chattanooga	TN	37406	USA	Manufacturing	Inventory
Mueller Co. LLC	775 N ROYAL LN, STE 200, DFW Airport, TX	DFW Airport	TX	75261	USA	Warehouse	Inventory
Mueller Co. LLC	3351 F.M. 802, Brownsville, Texas	Brownsville	TX	78520	USA	Manufacturing	Inventory
Mueller Co. LLC	956 Industrial Blvd.	Albertville	AL	35950	USA	Manufacturing	Inventory
Mueller Co. LLC	500 W. Eldorado St.	Decatur	IL	62522	USA	Manufacturing	Inventory
Mueller Co. LLC	1226 E. Garfield St	Decatur	IL	62526	USA	Foundry	Inventory
Mueller Co. LLC	2700 N. Jasper Street	Decatur	IL	62526	USA	Foundry	Inventory
Mueller Co. LLC	620 Industrial Dr.	Cleveland	TN	37311	USA	Manufacturing	Inventory
CAM Valves and Automation, LLC	3700 Oakes Drive	Emporia	KS	66801	USA	Warehouse/Shipping	Inventory
Henry Pratt Company, LLC	2048 Industrial Blvd	Kimball	TN	37347	USA	Manufacturing	Inventory
Mueller Systems, LLC	10210 Statesville Blvd.	Cleveland	NC	27013	USA	Manufacturing	Inventory
Mueller Co. LLC	331 SW 57th Avenue	Ocala	FL	34474	USA	Inventory, warehouse/office	inventory
Mueller Co. LLC	124 E. 38th Street	Chattanooga	TN	37402	USA	inventory	Inventory
Mueller Co. LLC	205 Coppertop Lane	Cleveland	TN	37312	USA	Distribution & warehouse	inventory